================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________
                                  SCHEDULE 14A
              Information Required in Proxy Statement Schedule 14A
                     Information Proxy Statement Pursuant to
     Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 2)

                             Filed by the Registrant [X]
                   Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
                      [X] Preliminary Proxy Statement
               [ ]  Confidential, For Use Of The Commission Only
                       (As Permitted By Rule 14a- 6(e)(2))
                       [ ] Definitive Proxy Statement
                     [ ] Definitive Additional Materials
        [ ]Soliciting Material Pursuant Rule to 14a-11 or Rule 14a-12
                               __________________

                        PAK MAIL CENTERS OF AMERICA, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                      None
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                            [ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
         Common Stock, par value $.001 per share, of Pak Mail Centers of America, Inc.

(2) Aggregate number of securities to which transaction applies:
         980,659 shares of common stock and 108,160 options to purchase shares of common stock.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     The filing fee of $11.00 was determined based upon the product of 980,659 shares of common stock and the merger consideration of $0.0516 per share. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50 of one percent.

(4) Proposed maximum aggregate value of transaction:  $50,602

(5) Total fee paid herewith:

[X]  Fee paid previously with preliminary materials: $ 11

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Filed: February 11, 2003

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

                                 PROXY STATEMENT
                        PAK MAIL CENTERS OF AMERICA, INC.
                            7173 South Havana Street
                                    Suite 600
                            Englewood, Colorado 80112
                                 (303) 957-1000

                               _____________, 2003

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Pak Mail Centers of America, Inc. ("Pak Mail"). The special meeting will be held on ___________, 2003, at 9:00 a.m., Mountain Time, at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. At the special meeting, you will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of October 17, 2002, as amended as of October 28, 2002, by and among Pak Mail and Pak Mail Acquisition Corp., a Colorado corporation wholly-owned by Pak Mail Investment Partnership L.P. and D.P. Kelly & Associates, L.P., our two largest shareholders, and to approve the merger. The accompanying proxy statement explains the proposed merger and provides specific information concerning the special meeting. Please read these materials carefully.

Under the merger agreement, Pak Mail Acquisition Corp. will be merged with and into Pak Mail, and following such merger, Pak Mail Investment Partnership L.P. and D.P. Kelly & Associates, L.P. will own all of our capital stock. If the merger agreement is approved and the transactions it contemplates, including the merger, are approved, then at the effective time of the merger, each outstanding share of our common stock, other than shares held by Pak Mail Acquisition Corp., or held by shareholders who perfect their dissenters' rights under Colorado law, will be converted into the right to receive $0.0516 in cash, without interest and less any applicable withholding taxes, for a total transaction value of approximately $50,602. In order for a shareholder to perfect its dissenters' rights under Colorado law, the shareholder wishing to exercise such rights must comply with the requirements of Colorado law provided in Annex F to the accompanying proxy statement, and must not vote in favor of the merger agreement. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement and a copy of the amendment to the merger agreement is attached as Annex B to the accompanying proxy statement. We encourage you to read the documents in their entirety.

You should also carefully read the written opinion of Duff & Phelps that is attached as Annex C to the accompanying proxy statement as well as the presentation of the fairness analysis by Duff & Phelps to Pak Mail's Board of Directors on October 17, 2002, attached as Annex D to the accompanying proxy statement, and the valuation analysis of Pak Mail by Duff & Phelps, dated July 11, 2002, attached as Annex E to the accompanying proxy statement.

The proposed merger is an important decision for Pak Mail and its shareholders. It cannot occur unless, among other things, the merger agreement is approved by the affirmative vote of the holders of a majority of all outstanding shares of common stock of Pak Mail. Pak Mail Acquisition Corp. owns approximately 74.7% of Pak Mail's common stock. It has indicated that it will vote its shares to approve the merger.

Pak Mail's Board of Directors, based in part on the opinion rendered by Duff & Phelps, has unanimously determined that the merger agreement and the merger are advisable and fair to and in the best interests of our shareholders other than Pak Mail Acquisition Corp. and its affiliates. Accordingly, our Board of

Directors has unanimously adopted the merger agreement and the transactions it contemplates, including the merger, and unanimously recommends that you vote "FOR" approval of the merger agreement and the merger.

Whether or not you plan to attend the special meeting, we urge you to sign, date and promptly return the enclosed proxy card to ensure that your shares will be voted at the special meeting.

Your Board of Directors urges you to consider the enclosed materials carefully and unanimously recommends that you vote "FOR" approval of the merger agreement and the merger.

Sincerely,



P. Evan Lasky, President and Chief Executive Officer

   This transaction has not been approved or disapproved by the Securities and
        Exchange Commission or any state securities regulator nor has the Commission or any state securities regulator passed upon the fairness or merits of the transaction or upon the accuracy or adequacy of the information contained in this document.
           Any representation to the contrary is a criminal offense.

     This proxy statement and proxy are being mailed to Pak Mail's shareholders on or about ___________, 2003.

                        PAK MAIL CENTERS OF AMERICA, INC.
                       7173 South Havana Street, Suite 600
                            Englewood, Colorado 80112
                                 (303) 957-1000

                    Notice of Special Meeting of Shareholders
                         To be held on ___________, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Pak Mail Centers of America, Inc., a Colorado corporation ("Pak Mail"), will be held at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, on _________, 2003, at 9:00 a.m. Mountain Time, for the purpose of considering and voting on proposals to:

     o Consider and vote upon the Agreement and Plan of Merger, dated as of October 17, 2002, as amended as of October 28, 2002, by and between Pak Mail and Pak Mail Acquisition Corp., and the merger of Pak Mail Acquisition Corp. with and into Pak Mail, with Pak Mail as the surviving corporation and with the shareholders of Pak Mail, other than Pak Mail Acquisition Corp., entitled to receive $0.0516 in cash, without interest, for each share of Pak Mail's common stock that they own, for a total transaction value of $50,602; and

     o Transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on __________, 2003 are entitled to notice of, and to vote at, the special meeting. During the ten day period prior to the special meeting, any shareholder may examine a list of Pak Mail's shareholders of record, for any purpose related to the special meeting, during ordinary business hours at the offices of Pak Mail located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

Shareholders of Pak Mail who do not vote in favor of the merger agreement will have the right to dissent and to seek appraisal of the fair value of their shares if the merger is completed and they comply with the procedures under Colorado law explained in the accompanying proxy statement.

The merger is described in the accompanying proxy statement, which you are urged to read carefully. A copy of the Agreement and Plan of Merger is attached as Annex A to the accompanying proxy statement and a copy of the First Amendment to the Agreement and Plan of Merger is attached as Annex B to the accompanying proxy statement.

The enclosed proxy is solicited by and on behalf of the Board of Directors of Pak Mail. All shareholders are cordially invited to attend the special meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope. The giving of a proxy will not affect your right to vote in person if you attend the special meeting.

                       By Order of the Board of Directors
                            P. Evan Lasky, Secretary

                                TABLE OF CONTENTS

                                                                       Page
SUMMARY TERM SHEET........................................................1
QUESTIONS AND ANSWERS ABOUT THE MERGER....................................6
THE PARTIES..............................................................11
INFORMATION CONCERNING THE SPECIAL MEETING...............................13
SPECIAL FACTORS..........................................................15
THE MERGER AGREEMENT.....................................................35
     The Merger; Merger Consideration....................................36
     The Exchange Fund; Payment for Shares of Pak Mail Common Stock......36
     Transfers of Common Stock...........................................37
     Treatment of Stock Options..........................................37
     Conditions..........................................................38
     Representations and Warranties......................................39
     Covenants...........................................................40
     Other Provisions....................................................41
     Termination.........................................................41
     Fees and Expenses...................................................41
     Amendment/Waiver....................................................42
DISSENTER'S RIGHTS.......................................................42
MARKET FOR THE COMMON STOCK..............................................45
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........45
DIRECTORS AND MANAGEMENT.................................................48
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS................50
INDEPENDENT AUDITORS.....................................................50
SHAREHOLDER MEETINGS AND PROPOSALS.......................................50
AVAILABLE INFORMATION....................................................51
FINANCIAL STATEMENTS.....................................................51
PRO FORMA INFORMATION....................................................52
WHERE YOU CAN FIND MORE INFORMATION......................................52
ANNEX A.................................................................A-1
ANNEX B.................................................................B-1
ANNEX C.................................................................C-1
ANNEX D.................................................................D-1
ANNEX E.................................................................E-1
ANNEX F.................................................................F-1
ANNEX G.................................................................G-1

ANNEX A Agreement and Plan of Merger dated as of October 17, 2002 by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp.

ANNEX B First Amendment to Agreement and Plan of Merger dated as of October 28, 2002 by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp.

ANNEX C        Opinion of Duff & Phelps, LLC dated October 17, 2002

ANNEX D Duff & Phelps Fairness Analysis - Presentation to the Board of Directors of Pak Mail Centers of America, Inc. dated October 17, 2002

ANNEX E        Valuation Analysis of Duff & Phelps, LLC dated July 11, 2002

ANNEX F Sections of the Colorado Business Corporation Act Regarding Dissenter's Rights (Sections 7-113-101 through 7-113-302)

ANNEX G        Audited Financial Statements for the fiscal year ended November
               30, 2002

                               SUMMARY TERM SHEET

The following summarizes the material aspects of the proposed merger and highlights selected information contained elsewhere in this proxy statement. This summary may not contain all of the information that is important to you, and is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement, including the annexes to it, and in the documents incorporated by reference. To understand the proposed merger fully and for a more complete description of the terms of the proposed merger, you should carefully read this entire proxy statement, including the annexes to it, and the documents incorporated by reference.

Overview of the Merger (pages 35-42)

We are furnishing this proxy statement to allow shareholders of Pak Mail Centers of America, Inc. ("Pak Mail") to consider and vote on a proposal to approve the merger of Pak Mail Acquisition Corp., a newly-formed corporation wholly-owned by two significant shareholders of Pak Mail common shares, D.P. Kelly & Associates, L.P. ("D.P. Kelly") and Pak Mail Investment Partnership L.P. ("PMIP"), with and into Pak Mail.

Pak Mail Acquisition Corp. is a Colorado corporation organized by D.P. Kelly and PMIP to acquire the ownership interests of Pak Mail's unaffiliated shareholders. Norcross Partners L.P. ("Norcross Partners") is the general partner of PMIP, and Norcross Corporation ("Norcross Corp.") is the general partner of Norcross Partners. C&G Management Company, Inc. ("C&G Management") is the general partner of D.P. Kelly. Messrs. Donald P. Kelly and F. Edward Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and J.S. Corcoran own the entire equity interest in, Norcross Corp. Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. In each case, Mr. Kelly's interest is held through his revocable trust. Messrs. Gustafson and Corcoran, and Ms. Laura K. McGrath, are directors of Pak Mail.

Under the terms of the merger agreement attached to this proxy statement as Annex A, and as amended in Annex B, shareholders of Pak Mail Acquisition Corp. will acquire Pak Mail by merging Pak Mail Acquisition Corp. into Pak Mail. As a result of the merger, the owners of common shares of Pak Mail (other than Pak Mail Acquisition Corp. and Pak Mail shareholders that properly exercise dissenters' rights) will receive $0.0516 per share of common stock, in cash, without interest for a total transaction value of approximately $50,602. The shareholders of Pak Mail Acquisition Corp. will then become the owners of all of the outstanding common shares in the surviving corporation.

The Special Meeting (pages 13-15)

A special meeting of shareholders of Pak Mail will be held at 9:00 a.m., Mountain Time, on __________, 2003 at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. At the special meeting, you will be asked to consider and vote on a proposal to approve the merger agreement described in this proxy statement.

Only Pak Mail shareholders of record at the close of business on the record date, __________, 2003, will be entitled to notice of, and to vote at, the special meeting. On the record date, there were 3,877,737 shares of common stock outstanding and entitled to one vote per share at the special meeting held by approximately 1,153 shareholders of record.

The merger agreement and Colorado law require that the holders of a majority of the outstanding shares of Pak Mail common stock vote to approve the merger agreement. Pak Mail Acquisition Corp. currently owns approximately 2,897,078 common shares of Pak Mail, representing approximately 74.7% of the outstanding common shares as of the record date and has agreed to vote its shares to approve the merger agreement.

Recommendation of the Board of Directors (pages 19-22)

Our Board of Directors considered and evaluated Pak Mail's strategic alternatives, including strategic alternatives involving third parties other than Pak Mail Acquisition Corp., and also evaluated the merger. The Board of Directors has unanimously determined that the merger is advisable and in the best interests of Pak Mail and our unaffiliated shareholders and that the merger consideration is fair to our unaffiliated shareholders. The Board of Directors has also unanimously adopted the merger agreement and determined to submit the merger to our shareholders and to recommend that our shareholders vote to approve the merger agreement. Accordingly, our Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the merger agreement.


Factors Considered by the Board of Directors as to the Fairness of the Merger (pages 19-23)


We believe the merger and the merger consideration to be fair to our unaffiliated shareholders. In reaching this determination we considered a number of factors, including:

     o the fact that Pak Mail's common stock trades only sporadically in the over-the-counter market. No established trading market for Pak Mail's common stock currently exists. The merger consideration of $0.0516 per share represents an opportunity for unaffiliated shareholders to achieve liquidity;

     o the fact that Duff & Phelps, LLC ("Duff & Phelps") delivered an opinion to the Board of Directors dated October 17, 2002, to the effect that and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view;

     o the fact that the $0.0516 per share price in the merger agreement is near the high end of the valuation range provided by Duff & Phelps of $50,000 to $250,000 for 100% of the common shares of Pak Mail;

     o the fact that the purchase price was proposed after Duff & Phelps had provided its valuation range, and that no specific guidance was provided to Duff & Phelps with respect to expectations on value; and

     o Pak Mail's Board of Directors also determined that the transaction would not be structured with a `majority of the minority approval' provision, nor would Pak Mail establish a special committee of independent directors to negotiate the transaction. Pak Mail's Board determined that it would utilize a valuation for the common shares of Pak Mail at the high end of the valuation range provided by Duff & Phelps in order to provide a fair price to Pak Mail's unaffiliated shareholders.

The Parties (pages 11-13)

Pak Mail is a Colorado corporation that is principally engaged in franchising retail service centers which specialize in the packaging and shipping business.

Pak Mail Acquisition Corp. is a Colorado corporation organized by D.P. Kelly and PMIP to acquire the ownership interests of Pak Mail's unaffiliated shareholders. Norcross Partners is the general partner of PMIP, and Norcross Corp. is the general partner of Norcross Partners. C&G Management is the general partner of D.P. Kelly. Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and Corcoran own the entire equity interest in, Norcross Corp. Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. In each case, Mr. Kelly's interest is held through his revocable trust. Messrs. Gustafson and Corcoran, and Ms. McGrath, are directors of Pak Mail. Each of Pak Mail Acquisition Corp., D.P. Kelly, PMIP, Norcross Partners, Norcross Corp., C&G Management, Donald P. Kelly, F. Edward Gustafson, J.S. Corcoran and Laura K. McGrath is referred to herein individually as a "Principal" and collectively as the "Principals." See "The Parties."

Special Factors (pages 15-35)

There are a number of factors that you should consider in connection with deciding how to vote your shares. They include, without limitation:

     o    the background of the merger;
     o    the factors considered by the Board of Directors;
     o    the opinion of the financial advisor to the Board of Directors;
     o    the recommendation of the Board of Directors;
     o    the purpose and effect of the merger; and
     o    the interests of certain persons in the merger.

These factors, in addition to other factors to be considered in connection with the merger, are described in this proxy statement.

Opinion of Duff & Phelps (pages 23-29 and Annexes C-E)

In connection with its evaluation of the merger and the merger agreement, the Board of Directors retained Duff & Phelps to render an opinion as to the fairness, from a financial point of view, to Pak Mail's unaffiliated shareholders, meaning its shareholders other than Pak Mail Acquisition Corp. and its affiliates, of the consideration to be received by them in connection with the merger. Duff & Phelps has delivered to the Board of Directors its opinion dated October 17, 2002 to the effect that, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view. Duff & Phelps's opinion, a full copy of which is attached as Annex C, was provided for the information of the Board of Directors and does not constitute a recommendation to any shareholder with respect to any matter relating to the proposed merger. The presentation of the valuation analysis by Duff & Phelps to Pak Mail's Board of Directors on October 17, 2002 is attached as Annex D to this proxy statement, and the valuation analysis provided by Duff & Phelps to Pak Mail on July 11, 2002 is attached as Annex E to this proxy statement.

Interests of the Principals and our Directors and Executive Officers in the Merger (page 31)

In considering the recommendation of our Board of Directors with respect to the merger agreement and the merger, you should be aware that, in addition to the matters discussed above, some of our executive officers and members of our Board of Directors have interests in the merger that are in addition to or different from the interests of our shareholders generally and that such interests create potential conflicts of interest.

Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath have indirect ownership interests in Pak Mail Acquisition Corp. The general partner of PMIP is Norcross Partners, and the general partner of Norcross Partners is Norcross Corp. Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and Corcoran own the entire equity interest in, Norcross Corp. Mr. Kelly's interest is held through his revocable trust. As a result of the shared control by Messrs. Kelly, Gustafson and Corcoran over Norcross Corp., the control exercised by Norcross Corp., over Norcross Partners and the control exercised by Norcross Partners over PMIP, Messrs. Kelly, Gustafson and Corcoran control PMIP. Because PMIP owns a majority of the issued and outstanding Pak Mail common stock, PMIP controls Pak Mail, and Messrs. Kelly, Gustafson and Corcoran may therefore be deemed to control Pak Mail.

Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. Mr. Kelly's interest is held through his revocable trust. C&G Management is the general partner of D.P. Kelly. As a result of the shared control of C&G Management, and the ability of C&G Management to control D.P. Kelly, Messrs. Kelly and Gustafson may be deemed to share the beneficial ownership of the Pak Mail common stock owned by D.P. Kelly.

Ms. McGrath is a general partner and a trust for the benefit of her children is a limited partner of KMK and Associates, an Illinois general partnership engaged in investment activities. KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Norcross Partners, which is the general partner of PMIP. KMK and Associates and Messrs. Kelly and Gustafson are limited partners of D.P. Kelly. In addition, D.P. Kelly, C&G Management, KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Grand Mesa Partners L.P., which in turn is a limited partner of PMIP. Mr. Kelly's interests are owned through his revocable trust. Ms. McGrath is the daughter of Mr. Kelly.

See "The Parties" and "Security Ownership of Certain Beneficial Owners and Management."

As a result of these ownership interests, Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath will have an indirect beneficial interest in Pak Mail after the merger is consummated, in contrast with Pak Mail's unaffiliated shareholders. See "Directors and Management" on pages 47-49 for additional details. As a result of these interests, Messrs. Gustafson and Corcoran and Ms. McGrath, who are directors of Pak Mail, and Mr. Kelly may have conflicting interests with Pak Mail's unaffiliated shareholders. Messrs. Gustafson and Corcoran were involved in structuring the transaction as representatives of D.P. Kelly and PMIP, while they were members of Pak Mail's Board of Directors. In light of the potential conflicting interests of Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath with Pak Mail's unaffiliated shareholders as described immediately above, the Board of Directors solicited the opinion of Duff & Phelps to provide a determination of the fairness of the merger to Pak Mail's unaffiliated shareholders, from a financial point of view. To review the factors considered by Duff & Phelps in its opinion, and the factors considered by the Board of Directors in approving the merger agreement, see pages 19-28.

Aside from shares beneficially owned through Pak Mail Acquisition Corp., D.P. Kelly and PMIP, Mr. Kelly, Mr. Gustafson and Mr. Corcoran beneficially own 100,000 shares, 28,500 shares and 1,000 shares, respectively, of Pak Mail common stock. These shares will be converted into the right to receive $0.0516 per share in the merger.

Our executive officers and directors as a group hold in the aggregate options to purchase approximately 52,000 shares. In connection with the merger, these options will be canceled. See "Shares and Stock Options" on pages 30-31 for additional details.

All of our executive officers, directors and affiliates have indicated that they currently intend to vote their shares in favor of the merger agreement and the merger because they believe that it is in the best interests of Pak Mail, and is the best decision in order to maximize the return on their investments in Pak Mail.

Primary Benefits and Detriments to Unaffiliated Shareholders (page 30)

Our unaffiliated shareholders will receive a cash payment of $0.0516 per share for each of their shares for a total transaction value of approximately $50,602. After the merger, our unaffiliated shareholders will no longer have an interest in Pak Mail or any future earnings growth or increase in value.

Principals' Position as to Fairness of the Transaction (pages 29-30)

Each of the Principals believes that the merger is fair to Pak Mail's unaffiliated shareholders.

The Merger Agreement (pages 35-42)

The Agreement and Plan of Merger by and between Pak Mail and Pak Mail Acquisition Corp. dated as of October 17, 2002, as amended as of October 28, 2002, contains standard representations and warranties, covenants and other terms and conditions. The October 28, 2002 amendment to the merger agreement contained technical, non-substantive corrections to the merger agreement.

The Merger Consideration (pages 35-36)

If the merger is completed, you will be entitled to receive $0.0516 per share in cash for each share of Pak Mail common stock you own, without interest and subject to applicable withholding taxes, for a total transaction value of $50,602.

Conditions to the Merger (pages 38-39)

Certain conditions that are common in merger agreements must be satisfied before Pak Mail or Pak Mail Acquisition Corp. is obligated to complete the merger. A majority of shares of common stock of Pak Mail must be voted to approve the merger agreement. There must be no order, decree, ruling, judgment or injunction that would prohibit the merger and the consummation of the transactions contemplated by the merger agreement substantially on the terms contemplated by the merger agreement.

In addition, other conditions, including compliance with representations, warranties and covenants, must be satisfied by Pak Mail or waived by Pak Mail Acquisition Corp. before Pak Mail Acquisition Corp. is obligated to complete the merger. Similarly, compliance with additional representations, warranties and covenants must be satisfied by Pak Mail Acquisition Corp. or waived by Pak Mail before Pak Mail is obligated to complete the merger. No party anticipates waiving any condition to the merger. Proxies would not be resolicited from shareholders upon the waiver of any of representation, warranty or covenant unless the waiver would be material to the voting decision of shareholders.

Termination of the Merger Agreement (page 41)

Pak Mail and Pak Mail Acquisition Corp. may agree at any time (including any time after the special meeting but before consummation of the merger) to terminate the merger agreement. In addition, the merger agreement may be terminated:

     o by either Pak Mail or Pak Mail Acquisition Corp. if the merger is not completed by January 31, 2003;

     o by either Pak Mail or Pak Mail Acquisition Corp. if a court or governmental agency or authority issues a non-appealable final ruling permanently restraining or prohibiting the merger;

     o by either Pak Mail or Pak Mail Acquisition Corp. if the merger agreement is not adopted by a majority of all outstanding shares of Pak Mail;

     o by either Pak Mail or Pak Mail Acquisition Corp. if (a) there has been a breach in any material respect by the other party of any representation or warranty contained in the merger agreement, or (b) there has been a breach in any material respect of any of the covenants or agreements set forth in the merger agreement on the part of the other party;

     o by Pak Mail Acquisition Corp., if the Board of Directors of Pak Mail shall have failed to recommend, or shall have withdrawn its recommendation of the merger; or

     o by Pak Mail Acquisition Corp. if certain legal actions are commenced that relate to the merger agreement or that otherwise may have a material adverse effect on Pak Mail.

Fees and Expenses (page 41)

Each party will pay the costs and expenses incurred by it in connection with the merger, whether or not the merger is consummated.

Dissenter's Rights (pages 42-45 and Annex F)

Any shareholder who does not wish to accept the $0.0516 per share cash consideration in the merger has the right under Colorado law to have his, her or its shares appraised by a Colorado state district court. This "right of appraisal" is subject to a number of restrictions and technical requirements. Generally, in order to exercise appraisal rights, among other things:

     o    you must not vote in favor of the merger agreement; and

     o you must make a written demand for appraisal in compliance with Colorado law before the vote on the merger agreement.

Merely voting against the merger agreement will not preserve your right of appraisal under Colorado law. Annex F to this proxy statement contains the Colorado statute relating to your right of appraisal. Failure to follow all of the steps required by this statute will result in the loss of your right of appraisal.

Plans for Pak Mail After the Merger (page 33)

The Principals expect that after the merger, Pak Mail's business will continue to be operated substantially as it is currently being conducted. Neither the Principals nor Pak Mail has any material plans or proposals that would take place after the merger. However, after the merger Pak Mail may continue to consider the possibility of a strategic combination or pursuing other strategic alternatives. In addition, the Principals intend to suspend Pak Mail's obligation to file reports under Section 13 of the Exchange Act, as a result of which Pak Mail would no longer be publicly traded on the over-the-counter market.

Financing of the Merger (pages 33-34)

The Principals presently anticipate that the cash consideration payable to unaffiliated shareholders (expected to total approximately $50,602) will primarily be provided by a $50,000 capital contribution provided by D.P. Kelly to Pak Mail Acquisition Corp.

Tax Treatment (pages 34-35)

The cash you receive for your shares of our common stock generally will be taxable for federal and state income tax purposes. Any gain or loss will be measured by the difference between $0.0516 per share and your tax basis in the shares.

                      QUESTIONS AND ANSWERS ABOUT THE MERGER

This section of the proxy statement is included for those readers that prefer a question and answer format to answer their questions concerning the proposed merger. For a more detailed discussion of the issues discussed in this question and answer section, please review the Summary Term Sheet provided above as well as the other sections of this proxy statement.

Q: What is the proposed transaction?

A: Shareholders of Pak Mail Acquisition Corp. will acquire Pak Mail by merging Pak Mail Acquisition Corp. into Pak Mail. As a result of the merger, the owners of shares of common stock of Pak Mail (other than Pak Mail Acquisition Corp. and shareholders that properly exercise dissenters' rights under Colorado law) will receive $0.0516 per share of common stock, in cash, without interest for a total transaction value of approximately $50,602. The shareholders of Pak Mail Acquisition Corp. will then become the owners of all of the outstanding common shares in the surviving corporation.

Q: Who is Pak Mail Acquisition Corp.?

A: Pak Mail Acquisition Corp. was formed by PMIP, the beneficial owner of approximately 62.0% of Pak Mail's common stock, and D.P. Kelly, the beneficial owner of approximately 12.7% of Pak Mail's common stock, in order to acquire all of the issued and outstanding shares of Pak Mail that they do not already own.

Pak Mail Acquisition Corp. is a Colorado corporation organized by D.P. Kelly and PMIP to acquire the ownership interests of Pak Mail's unaffiliated shareholders. Norcross Partners is the general partner of PMIP, and Norcross Corp. is the general partner of Norcross Partners. C&G Management is the general partner of D.P. Kelly. Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and Corcoran own the entire equity interest in, Norcross Corp. Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. In each case, Mr. Kelly's interest is held through his revocable trust. Messrs. Gustafson and Corcoran, and Ms. McGrath, are directors of Pak Mail. See "The Parties."

Q: What will I receive in the merger?

A: Shareholders of Pak Mail, other than Pak Mail Acquisition Corp., will be entitled to receive $0.0516 in cash, without interest, for each share of Pak Mail common stock that they own. If you own stock options of Pak Mail, they will be canceled.

Q: Why is the Board of Directors unanimously recommending that I vote for the merger at this time?

A: The Board of Directors believes that it is in the best interests of Pak Mail's unaffiliated shareholders to accept the opportunity presented by the Principals, due to, among other things, the lack of marketability of shares in Pak Mail, the unlikelihood that there will be a substantial increase in trading volume in the near-term future, and the opinion of Duff & Phelps, the financial advisor of Pak Mail, that the merger is fair to Pak Mail's unaffiliated shareholders from a financial point of view. In addition, based on discussions with potential strategic partners, it is possible that Pak Mail's status as a public company may make it more difficult for Pak Mail to engage in a strategic combination. Accordingly, Pak Mail believes that it is unlikely that Pak Mail's unaffiliated shareholders would benefit from a strategic transaction in the near future. The merger will provide immediate liquidity to Pak Mail's unaffiliated shareholders. The Board of Directors unanimously adopted the merger and recommends the merger to Pak Mail's shareholders. To review the background and reasons for the merger in greater detail, including the opinion of Duff & Phelps, see pages 22-28 of this proxy statement and Annexes C, D & E to this proxy statement.

Q: When do you expect the merger to be completed?

A: We are working to complete the merger as quickly as possible. If the merger agreement is approved and the other conditions to the merger are satisfied, we expect to complete the merger shortly after receiving shareholder approval.

Q: What are the income tax consequences of the merger to me?

A: The cash you receive for your shares in excess of your basis in such shares generally will be taxable for federal and state income tax purposes. To review a brief description of the federal income tax consequences to shareholders, see pages 33-34 of this proxy statement.

Q: What conflicts of interest do the Board of Directors have in recommending approval of the merger agreement?

A: Messrs. Gustafson and Corcoran and Ms. McGrath, directors of Pak Mail, have an indirect beneficial interest in Pak Mail Acquisition Corp. The general partner of PMIP is Norcross Partners, and the general partner of Norcross Partners is Norcross Corp. Mr. Gustafson is an executive officer and director of, and Messrs. Gustafson and Corcoran are stockholders in, Norcross Corp. As a result of the shared control by Messrs. Gustafson and Corcoran over Norcross Corp., the control exercised by Norcross Corp. over Norcross Partners and the control exercised by Norcross Partners over PMIP, Messrs. Gustafson and Corcoran may be deemed to control PMIP. Because PMIP owns a majority of the issued and outstanding Pak Mail common stock, PMIP controls Pak Mail, and Messrs. Gustafson and Corcoran may therefore be deemed to control Pak Mail.

Mr. Gustafson is an executive officer and director of and is a stockholder in, C&G Management. C&G Management is the general partner of D.P. Kelly. As a result of Mr. Gustafson's shared control of C&G Management, and the ability of C&G Management to control D.P. Kelly, Mr. Gustafson may be deemed to share the beneficial ownership of the Pak Mail common stock owned by D.P. Kelly.

Ms. McGrath is a general partner and a trust for the benefit of her children is a limited partner of KMK and Associates, an Illinois general partnership engaged in investment activities. KMK and Associates and Messrs. Gustafson and Corcoran are limited partners of Norcross Partners, which is the general partner of PMIP. KMK and Associates and Mr. Gustafson are limited partners of D.P. Kelly. In addition, D.P. Kelly, C&G Management, KMK and Associates and Messrs. Gustafson and Corcoran are limited partners of Grand Mesa Partners L.P., which in turn is a limited partner of PMIP. As a result of these interests, Messrs. Gustafson and Corcoran and Ms. McGrath may have conflicting interests with Pak Mail's unaffiliated shareholders.

In addition, Messrs. Gustafson and Corcoran were involved in structuring the transaction as representatives of D.P. Kelly and PMIP, while they were members of Pak Mail's Board of Directors.

Q: What did the Board of Directors do to ensure that the price per share I will receive in the proposed merger is fair to me?

A: In connection with its evaluation of the merger and the merger agreement, the Board of Directors retained Duff & Phelps to render an opinion as to the fairness, from a financial point of view, to Pak Mail's unaffiliated shareholders, meaning its shareholders other than Pak Mail Acquisition Corp. and its affiliates, of the consideration to be received by them in connection with the merger. Duff & Phelps has delivered to the Board of Directors its opinion dated October 17, 2002 to the effect that, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view. A copy of the Duff & Phelps opinion is attached as Annex C to this proxy statement, and the accompanying presentation of the valuation analysis by Duff & Phelps to Pak Mail's Board of Directors on October 17, 2002 is attached as Annex D to this proxy statement. The valuation analysis provided by Duff & Phelps to Pak Mail's Board of Directors on July 11, 2002 is attached as Annex E to this proxy statement.

The Board of Directors had previously retained Duff & Phelps to provide the Board of Directors with an analysis of the value of the shares of common stock in Pak Mail, on a controlling interest basis. By valuing the shares on a controlling interest basis, Duff & Phelps did not apply a minority discount (a form of discounting of minority blocks of shares based on the fact the minority position exercises a disproportionately lower degree of control over a company's affairs than a majority position) to the shares of Pak Mail common stock held by Pak Mail's unaffiliated shareholders. Rather, the Duff & Phelps analysis was for an equity interest which carried sufficient votes to be able to elect a majority of the members of the Board of Directors and thereby exercise the ability to effect changes in the overall business structure and to influence business policies. In connection with such valuation, the Board of Directors solicited and received a valuation report from Duff & Phelps stating that based on and subject to the limitations, assumptions and qualifications stated in that report dated as of July 11, 2002, as of May 31, 2002, the fair market value of 100% of the common stock of Pak Mail was between $50,000 and $250,000. A copy of the Duff & Phelps valuation report is attached as Annex E to this proxy statement. The $0.0516 per share price to be provided in the merger agreement represents a valuation of $200,000 for 100% of the common stock of Pak Mail, placing the price per share provided by the merger agreement near the high end of the valuation range. The Board of Directors and the Principals determined that the merger consideration is fair to Pak Mail's unaffiliated shareholders.

Q: What did the Board of Directors do to ensure the procedural fairness of the merger?

A. In its consideration of the merger, the Board of Directors discussed procedural issues, including the possibilities that a special committee of independent directors could be appointed to negotiate the transaction on behalf of Pak Mail's minority shareholders, or that a 'majority of the minority' approval requirement could be included in any such going-private transaction, in order to provide some procedural safeguards and in order to increase the chance that a reviewing court might decide to shift the burden of proof regarding 'entire fairness' from the defendant to the plaintiff. With respect to the formation of a special committee, the Board of Directors considered whether or not John E. Kelly and John W. Grant could potentially constitute independent directors. John E. Kelly is the Chairman of the Board of Pak Mail and is currently receiving compensation from Pak Mail. John W. Grant has a longstanding personal relationship and has had other business relationships with the Principals. While these factors would not necessarily prevent John E. Kelly and John W. Grant from serving on a special committee, the relationships of Mr. Kelly and Mr. Grant to Pak Mail and the Principals were a negative factor in considering whether or not to establish a special committee. With respect to a 'majority of the minority' provision, Pak Mail's recent shareholder meetings have been characterized by low participation on the part of Pak Mail shareholders other than PMIP and D.P. Kelly. As a result, conditioning the transaction on a 'majority of the minority' vote could subject the approval or disapproval of the transaction to a small number of shareholders whose views do not represent the views of their minority shareholders as a whole. As a result of these factors, the Board of Directors elected to satisfy the entire fairness test by obtaining a fairness opinion from an independent financial advisor, recognizing that the Board of Directors would bear the burden of proof to demonstrate the entire fairness of the merger if the transaction were challenged. In addition, the Principals reviewed the fairness opinion and valuation analysis of Duff & Phelps, and explicitly adopted its analysis. On the basis of this analysis, Pak Mail's Board of Directors, and the Principals, made a determination that the procedures followed by Pak Mail were fair to Pak Mail's unaffiliated shareholders. The Board of Directors and the Principals determined that this process is fair to Pak Mail's unaffiliated shareholders.

Q: What are the disadvantages to me of merging Pak Mail with Pak Mail Acquisition Corp.?

A: Following the merger, unaffiliated shareholders will no longer benefit from any earnings, expansion, diversification or growth of Pak Mail. While there are no imminent or foreseeable strategic transactions available to Pak Mail in the near future, Pak Mail has from time to time engaged in discussions with potential strategic partners, and Pak Mail's unaffiliated shareholders would not be able to participate in the benefits of any such strategic transaction following the merger.

Q: What vote is required to approve the merger agreement?

A: The holders of a majority of all outstanding shares of Pak Mail's common stock must vote to approve the merger agreement. Pak Mail Acquisition Corp. currently owns approximately 74.7% of Pak Mail's common stock and has indicated that it will vote its shares for the merger. The votes required to approve the merger are assured if Pak Mail Acquisition Corp. votes its shares as it has indicated.

Q: What do I need to do now?

A: Please mark your vote on, sign, date and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting.

Q: What rights do I have if I oppose the merger?

A: Shareholders who oppose the merger may dissent and seek appraisal of the fair value of their shares (which could be more or less than the $0.0516 per share consideration provided in the merger agreement), but only if they comply with all of the procedures under Colorado law explained on pages 41-44 of this proxy statement and in Annex F to this proxy statement. Among other things, in order to properly exercise their dissenters' rights, shareholders must not vote in favor of the merger agreement.

Q: Who can vote on the merger?

A: Shareholders of record of Pak Mail as of the close of business on __________, 2003 will be entitled to notice of, and to vote at, the special meeting to approve the merger agreement and the merger.

Q: Should I send in my stock certificates right now?

A: No. After the merger is completed, we will send you a transmittal form and written instructions for exchanging your share certificates for cash.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Just send a written revocation or another signed proxy card with a later date to Pak Mail's Secretary at Pak Mail's principal executive offices before the special meeting or simply attend the special meeting and vote in person.

Q: What other matters will be voted on at the special meeting?

A: We do not expect that any other matter will be voted on at the special meeting.

Q: Who can help answer my questions?

A: If you have more questions about the merger or would like additional copies of this proxy statement, you should contact Pak Mail's Secretary at (303) 957-1000.

Q: What happens if I do not return a proxy card?

A: You may attend the meeting in person and vote your shares. If you do not attend and do not return a proxy, your shares will not be counted in determining whether a quorum is present for the meeting or for any other purpose.

                                   THE PARTIES

Pak Mail Centers of America, Inc.

Pak Mail was incorporated in the State of Colorado on January 27, 1984. Pak Mail is principally engaged in franchising retail service centers which specialize in the packaging and shipping business ("Pak Mail Centers"). Pak Mail Centers typically provide mailbox service, parcel shipping and receiving, packaging, freight forwarding and other communications and information products and services to commercial and residential customers through a variety of carriers and may offer a variety of related items such as stamps, greeting cards, stationery supplies, keys and passport photographs.

Pak Mail's principal business is the marketing of Pak Mail Center franchises. Its principal source of revenues is derived from royalties and franchise fees as well as from the sale of certain equipment, supplies, forms and materials to franchisees. As of August 31, 2002, there were 338 domestic and 45 international individual franchises and 22 domestic and 8 international area agreements in existence.

Pak Mail offers individual franchise agreements and area marketing agreements. Individual franchisees are granted the nonexclusive right, within a specified area, to use the Pak Mail trademarks as well as Pak Mail's proprietary operating procedures, techniques, forms, equipment and advertising materials in the operation of a Pak Mail Center. Area marketers and, under a previously offered area franchise program, area developers, are granted rights to sell individual franchises for Pak Mail in designated areas and are required to provide site selection and start up assistance and continuing support for individual franchisees within those areas. Pak Mail locates prospective franchisees through advertising, referrals from existing franchisees and the marketing efforts of its area marketers and developers.

The principal executive offices of Pak Mail are located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. The telephone number is (303) 957-1000. Pak Mail's website is located at http://www.pakmail.com.

Pak Mail Acquisition Corp.

Pak Mail Acquisition Corp. is a Colorado corporation organized by PMIP and D.P. Kelly for the purpose of accomplishing the transaction contemplated by the merger agreement. PMIP and D.P. Kelly are significant beneficial owners of Pak Mail common stock, and together own approximately 74.7% of Pak Mail. Mr. Gustafson is the sole director and president of Pak Mail Acquisition Corp. Mr. Arthur H. Krantz is executive vice president, secretary and treasurer of Pak Mail Acquisition Corp.

In connection with the merger, D.P. Kelly and PMIP entered into a subscription agreement whereby PMIP agreed to contribute 2,404,264 shares of common stock in Pak Mail in exchange for 2,404,264 shares of common stock in Pak Mail Acquisition Corp., and D.P. Kelly agreed to contribute 492,814 shares of common stock in Pak Mail and $50,000 in cash in exchange for 1,473,473 shares of common stock in Pak Mail Acquisition Corp. The principal executive offices of Pak Mail Acquisition Corp. are located at 701 Harger Road, Oak Brook, Illinois 60523 and the telephone number is (630) 571-4433.

Pak Mail Investment Partnership L.P.

PMIP is a Delaware limited partnership that, prior to the subscription agreement entered into in connection with the merger, owned 2,404,264 shares of common stock in Pak Mail, or approximately 62.0% of Pak Mail.

Norcross Partners L.P.

Norcross Partners is a Delaware limited partnership that acts as the general partner of PMIP. As a result of the ability of Norcross Partners to control PMIP, Norcross Partners may be deemed to share the beneficial ownership of the Pak Mail common stock owned by PMIP.

Norcross Corporation

Norcross Corp. is a Delaware corporation that acts as the general partner of Norcross Partners. As a result of the ability of Norcross Partners to control PMIP and the ability of Norcross Corp. to control Norcross Partners, Norcross Corp. may be deemed to share the beneficial ownership of the Pak Mail common stock owned by PMIP.

D.P. Kelly & Associates, L.P.

D.P. Kelly is a Delaware limited partnership that, prior to the subscription agreement entered into in connection with the merger, owned 492,814 shares of common stock in Pak Mail, or approximately 12.7% of Pak Mail.

C&G Management Company, Inc.

C&G Management is a Delaware corporation that acts as the general partner of D.P. Kelly. As a result of the ability of C&G Management to control D.P. Kelly, C&G Management may be deemed to share the beneficial ownership of Pak Mail common stock owned by D.P. Kelly.

Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath

Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Corcoran, Gustafson and Kelly own the entire equity interest in, Norcross Corp. Mr. Kelly's interest is held through his revocable trust. As a result of the shared control of Norcross Corp., and the ability of Norcross Corp. to control PMIP through Norcross Partners, Messrs. Kelly, Gustafson and Corcoran may be deemed to share the beneficial ownership of Pak Mail common stock owned by PMIP.

Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. Mr. Kelly's interest is held through his revocable trust. As a result of the shared control of C&G Management, and the ability of C&G Management to control D.P. Kelly, Messrs. Kelly and Gustafson may be deemed to share the beneficial ownership of the Pak Mail common stock owned by D.P. Kelly.

Ms. McGrath is a general partner and a trust for the benefit of her children is limited partner of KMK and Associates, an Illinois limited partnership engaged in investment activities. KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Norcross Partners, which is the general partner of PMIP. KMK and Associates and Messrs. Kelly and Gustafson are limited partners of D.P. Kelly. In addition, D.P. Kelly, C&G Management, KMK and Associates, and Messrs. Kelly, Gustafson and Corcoran are limited partners of Grand Mesa Partners L.P., which in turn is a limited partner of PMIP. Mr. Kelly's interests are owned through his revocable trust. Ms. McGrath is the daughter of Mr. Kelly.

                   INFORMATION CONCERNING THE SPECIAL MEETING

Time, Place and Date

This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies from Pak Mail shareholders for use at a Special Meeting of Shareholders to be held at the offices of Pak Mail Centers of America, Inc., 9:00 a.m., Mountain Time, on ___________, 2003, at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, or at any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Shareholders.

Purpose of the Special Meeting

At the Special Meeting, the shareholders of Pak Mail will be asked to consider and vote upon the approval of the merger agreement and the merger. A copy of the merger agreement is attached to this proxy statement as Annex A to this proxy statement and a copy of an amendment to the merger agreement is attached as Annex B to this proxy statement. Pursuant to the merger agreement, each outstanding share of common stock other than (1) shares held by Pak Mail Acquisition Corp., or (2) shares held by shareholders who perfect their rights under Colorado law to dissent from the merger and seek an appraisal of the fair value of their shares, will be converted into $0.0516 per share, without interest.

Based on the factors described later in this proxy statement under "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger", the Board of Directors of Pak Mail unanimously recommends that shareholders vote "FOR" approval of the merger agreement and the merger.

Record Date; Voting at the Meeting; Quorum

The Board has fixed the close of business on __________, 2003 as the record date for the Special Meeting. Only shareholders of record as of the close of business on the record date will be entitled to notice of and to vote at the Special Meeting.

As of the close of business on the record date, Pak Mail had outstanding 3,877,737 shares of its $.001 par value common stock, held of record by approximately 1,153 holders of record. Holders of the common stock are entitled to one vote per share. The presence in person or by proxy of the holders of a majority of the voting power of the outstanding common stock entitled to vote at the Special Meeting constitutes a quorum. Broker non-votes and shares present or represented but as to which a shareholder abstains from voting will be included in determining whether there is a quorum at the Special Meeting.

Required Vote

Under Colorado law and by the terms of the merger agreement, the merger agreement must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of common stock. Each share of common stock of Pak Mail has one vote. Accordingly, the affirmative vote of 1,938,869 shares of common stock will be necessary to satisfy this voting requirement. Approval of the merger agreement does not require the affirmative vote of a majority of the outstanding shares of common stock held by persons other than the Principals. The Principals currently own 3,026,578 shares of common stock in the aggregate, representing approximately 78.1% of the outstanding shares of common stock as of the record date. If the Principals vote as they have indicated they intend to, approval of the merger agreement will be assured. See "The Merger Agreement" on pages 34-41.

Voting and Revocation of Proxies

The enclosed proxy card is solicited on behalf of the Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to its exercise, either by filing with Pak Mail's Secretary at Pak Mail's principal executive offices a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting. Attendance at the Special Meeting without casting a ballot will not, by itself, constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Pak Mail's Secretary at Pak Mail's principal executive offices at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

Action to be Taken at the Special Meeting

All shares of common stock represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted "FOR" the approval of the merger agreement and the merger. As explained below in the section entitled "Dissenter's Rights," a vote in favor of the merger agreement means that the shareholder owning those shares will not have the right to dissent and seek appraisal of the fair value of such shareholder's shares. Pak Mail does not know of any matters, other than as described in the Notice of Special Meeting of Shareholders, which are to be acted upon at the Special Meeting. If any other matters are properly presented at the Special Meeting for action, except consideration of a motion to adjourn such meeting to another time and/or place for the purpose of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger, and if the persons named in the enclosed proxy card did not know a reasonable time before the solicitation that such matters were to be presented at the special meeting, the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. The merger is also subject to a number of conditions in addition to shareholder approval. See "The Merger Agreement - Conditions."

Proxy Solicitation

The cost of preparing this proxy statement will be borne by Pak Mail. Pak Mail is requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of the proxy material to their principals and request authority for the execution of proxies. Pak Mail may reimburse such persons for their expenses in so doing. In addition to the solicitation of proxies by mail, the directors, officers and employees of Pak Mail and its subsidiaries may, without receiving any additional compensation, solicit proxies by telephone, facsimile, telegram, electronic mail or in person. However, neither Pak Mail or its affiliates nor Pak Mail Acquisition Corp. or its affiliates will solicit proxies on the Internet.

No person is authorized to give any information or make any representation not contained in this proxy statement, and if given or made, such information or representation should not be relied upon as having been authorized.

Pak Mail shareholders should not send any certificates representing shares of common stock with their proxy card. If the merger is consummated, the procedure for the exchange of certificates representing shares of common stock will be as set forth in this proxy statement and in the merger agreement. See "The Merger Agreement - The Exchange Fund; Payment for Shares of Pak Mail Common Stock," "The Merger Agreement - Transfers of Common Stock" and Annexes A and B to this proxy statement.

                                 SPECIAL FACTORS

Background of the Merger

Pak Mail was incorporated in the State of Colorado on January 27, 1984. Since that time, Pak Mail has developed into one of the nation's leaders in providing franchises of shipping and packing centers. In order to increase economies of scale and market share, among other reasons, the Board of Directors of Pak Mail has informally considered the possibility of strategic combinations within the shipping and packing franchise industry, or with some other strategic partner, for approximately the past five years. Discussions regarding the possibility of considering a strategic combination increased in March 2001 when Mail Boxes Etc. announced it was to be acquired by United Parcel Service.

In late 2001 or early 2002, Pak Mail was approached by another company, "Company A," in an informal manner, concerning the possibility of meeting to discuss potential strategic combinations. During these informal conversations with Company A, a second company, "Company B," was identified as a potential participant for a strategic combination. Company A and Pak Mail approached Company B, and the three companies agreed to meet on January 17, 2002. Pak Mail is unable to disclose the names of Company A or Company B because of confidentiality agreements entered into in connection with the meetings.

At the January 17, 2002 meeting, Pak Mail Board members Mr. John E. Kelly (who was the Chief Executive Officer of Pak Mail at the time and who is not related to Donald P. Kelly), Mr. Gustafson and Mr. Corcoran and Vice Presidents Mr. P. Evan Lasky and Mr. Alex Zai met with representatives of Company A and Company B in order to discuss the possibility of entering into some form of strategic combination. Pak Mail, Company A and Company B were the only participants at the meeting. In connection with these discussions, Company A and Company B, each of which was privately-held, indicated that Pak Mail's status as a public company would be detrimental to engaging in a merger or other strategic combination and that they would be unwilling to proceed so long as Pak Mail were a public company. However, at the January 17, 2002 meeting all three companies agreed to continue to consider the possibility of entering into some form of a strategic alliance or strategic combination. Pak Mail, Company A and Company B agreed that an appropriate methodology for determining their respective interests in a combined entity would be to have their respective entities appraised. In the event a combined entity were formed, the shareholders of each former entity would then receive a percentage interest in the combined entity commensurate to the percentage of appraised value their former entity would contribute to the combined entity. In concept, each of the three parties agreed that it should seek to have a valuation of its business performed, although no specific terms for a strategic combination had been proposed and there was no agreement in principle or other obligation to proceed.

After the January 17, 2002 meeting, Pak Mail contemplated the next steps associated with a transaction involving Company A and Company B. This included the valuation work discussed at the January 17, 2002 meeting and the possibility that Pak Mail might need to be taken private in a transaction involving D.P. Kelly and/or PMIP, in order to complete a transaction with Company A and Company
B. Similarly, D.P. Kelly and PMIP began to contemplate a going-private transaction at that time. Because a valuation analysis would be important to either of the possibilities under consideration, Pak Mail solicited a valuation analysis from Duff & Phelps. Duff & Phelps was engaged to provide a valuation analysis for each of these purposes, but neither Pak Mail nor any of the Principals provided any other specific instructions or guidance as to their valuation expectations. Duff & Phelps provided a valuation report dated July 11, 2002 showing a fair market value of 100% of the common stock on a controlling interest basis in the range of $50,000 to $250,000. It is important to note that a single valuation analysis was requested in connection with the possibility of two different types of transactions, namely the strategic combination and the going private transaction, and that in connection with the strategic combination all of the directors would have an interest in establishing a high valuation. Thus, Duff & Phelps provided its valuation analysis without any special instructions regarding the structure of the transaction or the particular interests of Pak Mail or its controlling shareholders. A copy of the July 11, 2002 valuation analysis is attached as Annex E to this proxy statement.

In connection with the valuation analysis, Pak Mail provided the following projections to Duff & Phelps:

-----------------------------------------------------------------------------------------
                                        Fiscal Years Ended November 30,
                        2002           2003          2004          2005          2006
-----------------------------------------------------------------------------------------
Revenues             $4,308,633     $4,582,242    $4,870,730    $5,175,125    $5,496,527
-----------------------------------------------------------------------------------------
Operating Profit        215,216        253,689       585,307       686,977       941,960
-----------------------------------------------------------------------------------------
Net Profit            (533,639)         59,288       416,905       518,574       773,556
-----------------------------------------------------------------------------------------

Net profit is calculated net of dividends payable with respect to the Series C preferred stock. The foregoing projections are subject to substantial uncertainties, and Pak Mail can provide no assurances that its actual performance will approximate the projections set forth above.

While the valuation analysis was being conducted, Pak Mail continued discussions with Company A and Company B regarding the possibility of entering into some form of strategic combination. Various informal telephone conversations between Pak Mail and either Company A or Company B took place between January 17, 2002 and September 2002, but no detailed call records were kept. During these subsequent informal conversations, Pak Mail was represented by Mr. John Kelly, Mr. Gustafson and Mr. Corcoran. After further discussions, it was determined that with respect to a strategic combination with Company A, there were conflicting contractual arrangements that would make it difficult to structure the transaction. More specifically, an important component of a franchisor's business, like Pak Mail's, are the various contracts with individual franchisees and area developers (those contracted to develop a particular geographic area). After further research, Pak Mail and Company A determined that the overlapping territories awarded to area developers of Pak Mail and Company A in a key geographic area might result in unacceptable expense and possible litigation. This determination was made jointly by representatives of Pak Mail and representatives of Company A. On September 10, 2002, representatives of Pak Mail met with representatives of Company B. At the meeting, Pak Mail was represented by Mr. John Kelly, Mr. Gustafson and Mr. Lasky. After further discussion, it was determined that a strategic combination with Company B raised structuring issues that could not be resolved to the mutual satisfaction of Pak Mail and Company B. In particular, Pak Mail and Company B discussed issues such as corporate location in the event of a merger and how the management of a combined entity would be structured. Pak Mail and Company B had corporate headquarters in different geographic locations. A strategic combination would eventually require the selection of one of the locations as the corporate headquarters of the combined entity. Pak Mail and Company B had differing views on which corporate location would be the most cost-effective, and would be most beneficial to franchisees, and correspondingly to the combined entity's shareholders. Pak Mail and Company B both had different views regarding how to structure the management of a combined entity in order to maximize the performance of the combined entity. Specifically, Pak Mail and Company B discussed the number of senior management positions that would be required, and which individual managers would be best suited for each position. The parties could not agree on these issues. Pak Mail and Company B considered the management composition of the combined entity to be of critical importance to the success of the combined entity. Pak Mail and Company B had strongly divergent views on these subjects, and it was clear that neither party was willing to move from its position. Each party considered the position of the other to be unacceptable. The discussions with Company A and Company B did not proceed to the point of discussing financial terms. There are no ongoing negotiations with Company A or Company B.

After discontinuing the dialogue with Company A and Company B, Pak Mail's Board of Directors continued to consider the advisability of having Pak Mail engage in a going private transaction. As a result of Pak Mail's relatively small size and the illiquidity in the market for Pak Mail's stock, Pak Mail had not experienced certain of the benefits typically associated with public ownership, such as enhanced access to capital markets, a viable form of consideration for transactions and useful component for executive compensation programs. At the same time, the costs associated with public ownership, including legal and accounting fees, as well as the administrative activities associated with public ownership, were detrimental factors to the continued public ownership of Pak Mail. Pak Mail management estimates that Pak Mail's status as a public company costs Pak Mail approximately $37,000 to $45,000 per year. While these factors had been applicable to Pak Mail for at least several years, the valuation work necessary for the consideration of a strategic combination with Company A and Company B would also be an important component in demonstrating the fairness of the going private transaction. Because this valuation work had been completed, the Board of Directors believed that it would be appropriate to consider a going private transaction at this time.

At telephone meetings of the Pak Mail Board of Directors held on March 7, 2002, March 25, 2002, August 6, 2002, September 23, 2002 and October 17, 2002, the Board of Directors discussed the status of the discussions with Company A and Company B, the Duff & Phelps valuation work, and the going private transaction. During these meetings the Board of Directors discussed their fiduciary duties and the `entire fairness' test that would apply as a result of the interests of certain directors in the transaction. None of the directors abstained from participating in these meetings or voting on the matters presented. Other procedural structures were discussed, including the possibilities that a special committee of independent directors could be appointed to negotiate the transaction on behalf of Pak Mail's minority shareholders, or that a `majority of the minority' approval requirement could be included in any such going-private transaction, in order to provide some procedural safeguards and in order to increase the chance that a reviewing court might decide to shift the burden of proof regarding `entire fairness' from the defendant to the plaintiff. With respect to the formation of a special committee, the Board of Directors considered whether or not John E. Kelly and John W. Grant could potentially constitute independent directors. John E. Kelly is the Chairman of the Board of Pak Mail and is currently receiving compensation from Pak Mail. John W. Grant has a longstanding personal relationship and has had other business relationships with the Principals. While these factors would not necessarily prevent Messrs. Kelly and Grant from serving on a special committee, the relationships of Mr. Kelly and Mr. Grant to Pak Mail and the Principals were negative factors in considering whether or not to establish a special committee. With respect to a `majority of the minority' provision, Pak Mail's recent shareholder meetings have been characterized by low participation on the part of Pak Mail shareholders other than PMIP and D.P. Kelly. As a result, conditioning the transaction on a `majority of the minority' vote could subject the approval or disapproval of the transaction to a small number of shareholders whose views do not represent the views of the minority shareholders as a whole. As a result of these factors, the Board of Directors elected to satisfy the entire fairness test by obtaining a fairness opinion from an independent financial advisor, recognizing that the Board of Directors would have the burden of proof to demonstrate the entire fairness of the merger if the transaction were challenged. Pak Mail's Board of Directors did not discuss other alternatives with respect to the fulfillment of fiduciary or other duties and, except for the engagement of an independent financial advisor and receipt of a fairness opinion, did not engage in other procedures to address potential conflicts of interest. The Board of Directors and the Principals believe that this process is fair to Pak Mail's unaffiliated shareholders.

Pak Mail's Board of Directors also analyzed PMIP and D.P. Kelly's ownership of all of the issued and outstanding Pak Mail Series C preferred stock, and the promissory note issued to D.P. Kelly, on a proposed transaction. Pak Mail's Board of Directors considered whether D.P. Kelly and PMIP's ownership of substantial amounts of debt and preferred stock with a liquidation preference superior to that of Pak Mail's common shares could have a detrimental effect on Pak Mail's ability to entertain offers that would exceed the value of that which may be offered by D.P. Kelly and PMIP in some form of going-private transaction. The Duff & Phelps valuation analysis had applied a discount to the liquidation preference of the Series C preferred stock, although the holders of the Series C preferred stock are not obligated to accept a discount with respect to the liquidation preference or to approve a transaction that does not recognize the full amount of the liquidation preference. Without the application of a discount on the Series C preferred stock, the valuation of Pak Mail, as reported by Duff & Phelps, would have been insufficient to allocate value to the Pak Mail common stock.

In September 2002, representatives of D.P. Kelly and PMIP continued discussions with Pak Mail concerning the possibility of a going-private transaction pursuant to which a corporation organized by D.P. Kelly and PMIP would acquire all of the outstanding common shares of Pak Mail. In September 2002, representatives of D.P. Kelly and PMIP provided Pak Mail with a draft of a merger agreement whereby a corporation organized by D.P. Kelly and PMIP would provide cash consideration to Pak Mail's unaffiliated shareholders of $0.0516 per common share, the corporation organized by D.P. Kelly and PMIP would merge with and into Pak Mail, with Pak Mail as the surviving corporation, and D.P. Kelly and PMIP would then become the sole shareholders of the surviving corporation. The price per share of $0.0516 was chosen because it represented a total valuation for 100% of Pak Mail's common shares of $200,000, near the high end of the valuation range of $50,000 to $250,000 previously provided by Duff & Phelps. D.P. Kelly and PMIP had selected the proposed price after the receipt of the Duff & Phelps valuation analysis, and neither D.P. Kelly, PMIP nor any of the other Principals attempted to influence the valuation range provided by Duff & Phelps. In late September 2002, a draft of the merger agreement was provided to Perkins Coie, Pak Mail's outside counsel. During the following several weeks, Perkins Coie reviewed and commented on the draft merger agreement, and the draft merger agreement was revised to reflect Perkins Coie's comments.

On October 17, 2002, Pak Mail's Board of Directors met to evaluate the merger proposal presented by D.P. Kelly and PMIP and to consider the revised merger agreement. At the October 17, 2002 Board meeting, Board members again discussed their fiduciary duties in connection with a going-private transaction. Duff & Phelps gave a presentation to Pak Mail's Board of Directors at the October 17, 2002 meeting, summarizing the valuation analysis previously conducted, and concluding that the proposed price of $0.0516 was fair to Pak Mail's unaffiliated shareholders. A copy of the October 17, 2002 presentation is attached as Annex D to this proxy statement. Upon completion of the Duff & Phelps presentation and after further discussion, Pak Mail's Board of Directors then unanimously adopted the Agreement and Plan of Merger by and between Pak Mail Centers of America, Inc. and Pak Mail Acquisition Corp. dated as of October 17, 2002. A copy of the merger agreement is attached as Annex A to this proxy statement.

The merger agreement subsequently was amended as of October 28, 2002. The amendment on October 28, 2002 was prepared in order to correct Pak Mail's representation and warranty as to the number of its outstanding shares and was agreed to by Pak Mail Acquisition Corp. The amendment also revised the par value of Pak Mail's Series C preferred stock to reflect its status as "no par value, $1,000 redemption value," rather than $1,000 par value. A copy of the amendment to the merger agreement is attached as Annex B to this proxy statement. The merger structure for the transaction was selected as an appropriate mechanism for the transaction because it would permit the Pak Mail common shares held by parties other than Pak Mail Acquisition Corp. to be converted into the merger consideration, while the Pak Mail common stock held by Pak Mail Acquisition Corp. would be converted into common stock of the surviving corporation.


Recommendation of the Board of Directors; Fairness of the Merger

     Factors Supporting Decision by Board of Directors to Approve the Merger

The Board believes that the merger is advisable and is fair to and in the best interests of Pak Mail and its unaffiliated shareholders and, based upon the opinion of the Board of Directors' financial advisor, Duff & Phelps (which the Board expressly adopts), the Board unanimously recommends to Pak Mail's unaffiliated shareholders that they vote "FOR" approval of the merger agreement and the merger. No director of Pak Mail has informed Pak Mail that he or she intends to oppose any action intended to be taken by Pak Mail in connection with the merger agreement.

In choosing to unanimously recommend approval of the merger agreement, the Board of Directors considered a number of factors. The material factors, both negative and positive, are summarized below.

The material positive factors include:

     o Limitations as a Public Company. The Board of Directors considered the limitations Pak Mail has experienced and could likely continue to experience as a public company, including its limited trading volume, lack of institutional sponsorship, low public float, small market capitalization, and lack of research attention from analysts, all of which adversely affect the trading market for and the value of Pak Mail common stock in view of the liquidity offered by the merger. For example, Pak Mail's common stock traded on only 18 days during the period from January 1, 2002 through the October 17, 2002 date of the Duff & Phelps fairness opinion, and the total trading volume during that time was 10,000 shares. At Pak Mail's 52-week high of $0.15 per share, the total value of the 980,659 publicly held shares of common stock was $147,099, and at the 52-week low of $0.03 per share, the total value of the 980,659 shares was $29,420. The Board of Directors also considered the fact that Pak Mail's common shares are only sporadically traded, and no consistent trading market for Pak Mail's common shares currently exists;

     o Fees and Expenses. The Board of Directors considered the fees and expenses associated with remaining a public company, and the lack of corresponding benefits that would justify the significant expenditures associated with public company status;

     o Realization of Liquidity. The Board of Directors considered the lack of liquidity in the over-the-counter market for Pak Mail's stock, and considered the fact that consummation of the merger would provide an opportunity for unaffiliated shareholders to realize liquidity on their original investment for an amount of cash consideration that represented the high end of the valuation range provided by the financial advisor;

     o Engagement of Financial Advisor. Pak Mail's Board of Directors engaged Duff & Phelps to provide a valuation of Pak Mail's common shares on a controlling interest basis. The valuation analysis presented to the Board of Directors by Duff & Phelps showed a valuation range of $50,000 to $250,000 for 100% of Pak Mail's outstanding common shares. A copy of the valuation report is set forth as Annex E to this proxy statement. Pak Mail's Board of Directors, after considering a wide range of factors, determined that the merger consideration which values 100% of Pak Mail's common stock at $200,000, near the high end of the valuation range, was fair to Pak Mail's unaffiliated shareholders, from a financial point of view. This valuation results in a total transaction value of approximately $50,602 for the shares not already owned by D.P. Kelly and PMIP. Pak Mail's Board of Directors also retained Duff & Phelps to provide an opinion on the fairness, from a financial point of view, of the transaction to Pak Mail's unaffiliated shareholders and Duff & Phelps provided an opinion that the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the merger is fair, from a financial point of view.

     o Presentation of the Financial Advisor. The Board of Directors considered the dialogue with Duff & Phelps and the presentation of Duff & Phelps at the October 17, 2002 Board meeting, including the oral and written presentation opinion of Duff & Phelps to the effect that, as of that date and based upon the assumptions made, matters considered and limitations on the review described in the written opinion, the merger consideration to be received by the unaffiliated shareholders of Pak Mail in connection with the transaction is fair, from a financial point of view;

     o Going Concern Value. The Board of Directors considered Duff & Phelps' analysis of Pak Mail's value as a going concern in connection with Duff & Phelps' valuation analysis, and also considered Pak Mail's going concern value based on the knowledge of Pak Mail's Board of Directors concerning Pak Mail's ability to generate cash flow as a going concern;

     o Financial Condition and Operating Prospects. The Board of Directors considered its knowledge of Pak Mail's business, operations, assets, financial condition, operating results and prospects, in light of the price offered under the terms of the merger agreement, and based upon the Board of Directors' knowledge concerning the future prospects of Pak Mail's business, primarily the projections related to the Duff & Phelps analysis (which are set forth under "Special Factors - Background of the Merger"), determined that the merger consideration is fair to the unaffiliated shareholders;

     o Form of Merger Consideration. The Board of Directors considered the fact that the consideration to be received by Pak Mail's shareholders in the merger will consist entirely of cash, providing shareholders with complete liquidity of their investment at a time when the volume of trading in Pak Mail common stock is sporadic and extremely limited;

     o Negative Liquidation Value. The Board of Directors considered the fact that analysis provided by Duff & Phelps indicated that in the event of a liquidation of Pak Mail, Pak Mail's common shareholders were unlikely to receive any cash payment; and

     o Discount of Preferred Stock. The Board of Directors considered the fact that while the Duff & Phelps valuation analysis discounted the value of Pak Mail's Series C preferred stock below its face amount, the holders of Series C preferred stock are not contractually obligated to accept a discount on the value of their Series C preferred stock, and in the event of a liquidation of Pak Mail the holders of the Series C preferred stock would be entitled to be paid in full before any distribution could be made to the common shareholders.

             Factors Detracting From Decision to Approve the Merger

The Board of Directors also considered a variety of risks and other potentially negative factors concerning the merger. The material negative factors consist of:

     o Limited Ability to Entertain Proposals From Other Potential Buyers. The Board of Directors considered the fact that the merger agreement requires Pak Mail's Board of Directors to recommend the merger unless otherwise required by applicable law in order to satisfy its fiduciary duties, thus limiting the ability of Pak Mail to entertain proposals from other potential buyers;

     o Lack of Significant Bidding Process. The Board of Directors considered the fact that, though Pak Mail conducted negotiations with various third parties in connection with the possibility of strategic alternatives, Pak Mail did not initiate a process whereby potentially interested third parties were engaged in an active bidding process for ownership of Pak Mail;

     o Absence of Special Committee or Similar Procedure. The transaction has not been structured so that approval of at least a majority of unaffiliated security holders is required. Pak Mail's Board of Directors elected not to include such a provision because of concerns whether such a provision would actually reflect the desires of the unaffiliated shareholders as a group. Pak Mail's Board of Directors did not establish a special committee to negotiate the transaction on behalf of Pak Mail's unaffiliated shareholders because of concerns over the perceived independence of the potential members of such a committee. No unaffiliated representative was specifically retained to act solely on behalf of the unaffiliated shareholders because of the absence of an easily identifiable shareholder willing to act in such capacity. Pak Mail's Board of Directors instead elected to obtain a valuation analysis and ascertain a fair price for shares owed by Pak Mail's unaffiliated shareholders.

     o Loss of Equity Interest. The Board of Directors considered the fact that if the merger is consummated, Pak Mail's unaffiliated shareholders will not participate in the future growth of Pak Mail. Because of the risks and uncertainties associated with Pak Mail's future prospects, the Board of Directors concluded that the merger was a superior alternative to preserving for the holders of such stock a speculative potential future return;

     o Interests of Certain Parties. The Board of Directors recognized that a majority of its members have interests in Pak Mail Acquisition Corp. that may conflict with the unaffiliated shareholders of Pak Mail. The general partner of PMIP is Norcross Partners, and the general partner of Norcross Partners is Norcross Corp. Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and Corcoran own the entire equity interest in, Norcross Corp. Mr. Kelly's interest is held through his revocable trust. As a result of the shared control by Messrs. Kelly, Gustafson and Corcoran over Norcross Corp., the control exercised by Norcross Corp. over Norcross Partners and the control exercised by Norcross Partners over PMIP, Messrs. Kelly, Gustafson and Corcoran control PMIP. Because PMIP owns a majority of the issued and outstanding Pak Mail common stock, PMIP controls Pak Mail, and Messrs. Kelly, Gustafson and Corcoran may therefore be deemed to control Pak Mail. Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. Mr. Kelly's interest is held through his revocable trust. C&G Management is the general partner of D.P. Kelly. As a result of the shared control of C&G Management, and the ability of C&G Management to control D.P. Kelly, Messrs. Kelly and Gustafson may be deemed to share the beneficial ownership of the Pak Mail common stock owned by D.P. Kelly. Ms. McGrath is a general partner and a trust for the benefit of her children is a limited partner of KMK and Associates, an Illinois general partnership engaged in investment activities. KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Norcross Partners, which is the general partner of PMIP. KMK and Associates and Messrs. Kelly and Gustafson are limited partners of D.P. Kelly. In addition, D.P. Kelly, C&G Management, KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Grand Mesa Partners L.P., which in turn is a limited partner of PMIP. Mr. Kelly's interests are owned through his revocable trust. Ms. McGrath is the daughter of Mr. Kelly. The Board of Directors also recognized that the current shareholders of Pak Mail Acquisition Corp. would have an opportunity, subject to the risks of Pak Mail's business, to be the sole beneficiaries of any increases in the value of Pak Mail following the merger; and

     o Possibility of Strategic Alternatives. The Board of Directors considered the fact that Pak Mail recently had discussions with third parties that were interested in pursuing strategic alternatives with Pak Mail if Pak Mail was a private company, and that in the event Pak Mail ceased to be a public company and subsequently entered into a strategic transaction, Pak Mail's unaffiliated shareholders would not be beneficiaries of any increase in value of Pak Mail resulting from such a strategic transaction.

Federal securities laws require disclosure of whether transaction participants considered specified factors in evaluating a transaction such as the merger. The following factors either were not considered by the Board of Directors or were considered but not considered an important factor in approving the merger:

     o Capitalization of Acquiring Entity. The Board of Directors did not consider that Pak Mail's only recourse in the event of a wrongful termination or material breach of the merger agreement is against Pak Mail Acquisition Corp. if it wrongfully fails to close the merger;

     o Taxation of Merger Consideration. The Board of Directors was aware that the cash consideration to be received by Pak Mail's unaffiliated shareholders could be taxable to them;

     o Current or Historical Market Prices. The Board of Directors did not explicitly consider how the merger agreement compared to Pak Mail's current or historical market prices, due to the fact that the sporadic trading volume may have rendered such information less meaningful than it otherwise would with a company whose securities have a higher trading volume and the Board of Directors did not consider the current or historical market prices to be a meaningful indicator of the current value of Pak Mail;

     o Net Book Value. The Board of Directors did not explicitly consider the relationship between Pak Mail's net book value and the price per share provided by the merger agreement because Pak Mail's net book value as of August 31, 2002 was negative $848,000; and

     o Prior Purchases. The Board of Directors did not explicitly consider prior purchases by Pak Mail Acquisition Corp. or any of its affiliates in the course of their evaluation of the proposed transaction.

The foregoing discussion of the information and factors discussed by the Board of Directors is not meant to be exhaustive, but includes all material factors, both positive and negative, considered by the Board of Directors to support its decision to unanimously recommend the approval of the merger agreement and to determine that the merger agreement and the merger are in the best interests of Pak Mail and fair to Pak Mail's unaffiliated shareholders. The Board of Directors did not assign relative weights or other quantifiable values to the above factors; rather, the Board of Directors viewed its position and recommendations as being based on the totality of the information presented to and considered by it, and that on balance, the positive factors discussed above outweighed the negative factors discussed above. The Board of Directors and the Principals have determined that the merger consideration is fair to Pak Mail's unaffiliated shareholders.

Opinion of the Financial Advisor to the Board of Directors

Duff & Phelps is a nationally recognized investment banking firm that is regularly engaged to render financial opinions in connection with mergers and acquisitions, tax matters, corporate planning, and other purposes. Previously, Duff & Phelps has provided financial advisory services to Pak Mail.

Duff & Phelps was retained by the Board of Directors of Pak Mail under an engagement letter dated April 24, 2002. As compensation for its services as financial advisor to the Board of Directors in connection with the Merger, Pak Mail agreed to pay Duff & Phelps a fixed fee upon rendering its opinion. No portion of the fee paid to Duff & Phelps is contingent upon the conclusion reached in its opinion. In addition, Pak Mail has agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses, including the fees and expenses of its legal counsel, and to indemnify Duff & Phelps against certain liabilities, including liabilities under the federal securities laws, relating to, arising out of or in connection with its engagement. Duff & Phelps has consented to the inclusion of its fairness opinion and valuation analyses in this proxy statement.

The opinion and presentation of Duff & Phelps to Pak Mail's Board of Directors, in connection with which Duff & Phelps was requested to evaluate the fairness, from a financial point of view, of the transaction to the minority holders of Pak Mail common shares, was only one of many factors taken into consideration by the Pak Mail Board of Directors in making its determination to approve the transaction. No limitations were imposed by the Pak Mail Board of Directors upon Duff & Phelps with respect to the investigation made or the procedures followed by Duff & Phelps in rendering its opinion.

Duff & Phelps' opinion should be read carefully and in its entirety. It is directed only to the fairness, from a financial point of view, of the transaction to the minority holders of Pak Mail common shares, and it does not address the underlying business decision of Pak Mail to effect the transaction or constitute a recommendation to any Pak Mail shareholder as to any action that should be taken with respect to the transaction.

Valuation analyses of Duff & Phelps were provided to Pak Mail's Board of Directors on July 11, 2002 and on October 17, 2002. Copies of these valuation analyses are attached to this proxy statement as Annex E & Annex F. Duff & Phelps has consented to the inclusion of these two valuation analyses, and has consented to the inclusion of the fairness opinion, in this proxy statement.

In connection with rendering its opinion, Duff & Phelps reviewed selected publicly available business and financial information concerning Pak Mail as well as certain other financial and operating data and forecasts that were provided to Duff & Phelps by Pak Mail. Duff & Phelps discussed the business, operations and prospects of Pak Mail as well as other matters it believed relevant to its inquiry, with officers and employees of Pak Mail. Duff & Phelps reviewed and considered historical trading prices and volume for Pak Mail's common stock. Duff & Phelps also considered such other information, analyses, investigations and financial, economic and market criteria that it deemed appropriate.

In its review and analysis and in arriving at its opinion, Duff & Phelps assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of the financial statements and other information reviewed by it. With respect to the financial forecasts of Pak Mail, Duff & Phelps assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Pak Mail's management as to the future financial performance of Pak Mail, and Duff & Phelps expressed no opinion with respect to such forecasts or the assumptions on which such forecasts were based. The financial forecasts and other information provided by Pak Mail to Duff & Phelps had previously been reviewed by Pak Mail. Duff & Phelps also assumed that the transaction will be consummated in accordance with the draft Agreement and Plan of Merger dated September 13, 2002 provided for its review. Duff & Phelps did not make or assume any responsibility for making or obtaining any independent evaluations or appraisals of any of the assets or liabilities, contingent or otherwise, of Pak Mail.

Duff & Phelps' fairness opinion was necessarily based upon an analysis of the foregoing in light of its assessment of the general, economic and financial market conditions, as they could be evaluated by Duff & Phelps, as of October 17, 2002. Events occurring after October 17, 2002 could materially affect the assumptions used in preparing its opinion.

In connection with rendering its opinion to the Pak Mail Board of Directors, Duff & Phelps performed several financial analyses which it presented to the Board of Directors, the material portions of which are summarized below. Duff & Phelps believes that its analysis must be considered as a whole and that selecting portions of such analysis and the factors it considered, without considering all such analysis and factors, could create an incomplete view of the analysis and the process underlying its opinion. While the conclusions reached in connection with each analysis were considered carefully by Duff & Phelps in arriving at its opinion, Duff & Phelps made various subjective judgments in arriving at its opinion and did not consider it practicable to, nor did it attempt to, assign relative weights to the individual analysis and specific factors considered in reaching its opinion.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In addition, the process of preparing a fairness opinion necessarily requires a broad range of subjective judgments with respect to appropriate comparable companies and transactions, appropriate multiples of various selected financial data, appropriate discount rates and other financial and other factors. Analysis and estimates of the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold. No public company, and no company used on the comparative transaction analysis, utilized as a comparison is identical to Pak Mail. Accordingly, any analysis of publicly traded comparable companies or comparable business combinations is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the public trading value of the companies or company to which they are being compared. The following is a summary of the material financial analysis used by Duff & Phelps in connection with providing its opinion to the Pak Mail Board of Directors. Certain summaries below include information presented in tabular format. In order to fully understand such financial analysis used by Duff & Phelps, the tables must be read with the text of each summary. The tables alone do not constitute a complete description of the financial analysis.

Duff & Phelps' concluded equity value of Pak Mail's common stock, on a controlling interest basis, ranged from $0.013 to $0.063 per share. The estimated proceeds per share in the proposed transaction is $0.052. The following table outlines these values:

Pak Mail Valuation Summary
--------------------------------------------------------------------------------

Control Equity Value Indications                                  Range
                                                      --------------------------
     Discounted Cash Flow Analysis                    $1,478,320      $1,695,920
     Comparable Public Company Analysis               $1,212,000      $1,432,000
                                                      ----------      ----------
Concluded Control Equity Value Range:                 $1,350,000  to  $1,550,000
     Less:  Value of Preferred Stock                  $1,300,000      $1,300,000
                                                      ----------      ----------
Concluded Control Equity Value Range (Common):           $50,000  to    $250,000
     Fully Diluted Shares Outstanding as of 8/31/02    3,985,897       3,985,897
                                                      ----------      ----------
Concluded Control Price per Share ($)                     $0.013  to      $0.063
                                                      ==========      ==========

--------------------------------------------------------------------------------
Estimated Proceeds per share (Proposed Transaction)             $0.052
--------------------------------------------------------------------------------

Pak Mail Valuation Analysis - Going Concern Basis

Duff & Phelps prepared a valuation analysis of Pak Mail on a going concern basis which assumes that Pak Mail continues to operate into the future and the value is based on the Company's income and cash flows. Duff & Phelps arrived at a range of enterprise values and total equity values for Pak Mail by using two principal valuation methodologies: a discounted cash flow analysis and a market multiple analysis. Enterprise value refers to the value of the entire capital structure of a business entity (value of common equity + total debt outstanding + value of preferred stock + minority interest). Total equity value refers to the value of all ownership interests in a corporation in the form of common stock and preferred stock.

Duff & Phelps then valued Pak Mail's preferred stock in order to allocate total equity value between preferred and common shareholders. Duff & Phelps' market multiple analysis was based, in part, on a combination of: (1) valuation multiples observed in market trading of comparable public companies, and (2) valuation multiples observed in the merger and acquisition marketplace. No company used in the public market analysis or precedent transaction analysis described below is identical to Pak Mail. Accordingly, an analysis of the data described below necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the businesses and other factors that could affect the public trading value or the acquisition value of the companies to which they are being compared. A discounted cash flow analysis provides insight into the intrinsic value of a business based on the projected earnings and capital requirements and the net present value of the subsequent unlevered free cash flows to be generated by the assets of such business. A preferred stock analysis is based on discounting the future expected dividend payments over a period of time and redemption of the outstanding principal at the end of the period to a present value.

Comparable Public Companies. In the selection of comparable public companies, Duff & Phelps used multiple databases to identify companies whose principal source of revenue is derived from royalties and franchise fees as well as from the sale of certain equipment, supplies, forms and materials to franchisees. Duff & Phelps further screened this initial group to identify those companies whose operations are characterized by the following criteria:

     o Companies that sell franchise businesses within a myriad of industries, including printing, shipping and packaging, restaurants and others.

     o Companies that generate a large portion of revenues from royalties and fees from franchisees.

     o    Companies that are based in the United States.

Duff & Phelps ultimately identified 8 companies that are considered to be reasonably comparable to Pak Mail in terms of investment risks and attributes. Some of the comparable companies generate a large portion of their reinvested earnings from company-owned operations and incur large capital outlays in order to support store operations. Therefore, some of the comparable companies had substantially different capital and cost structures. Duff & Phelps compared selected financial information of Pak Mail with corresponding data of the selected comparable public companies. All of the selected comparable companies are relatively small. Out of the 8 companies selected, 6 reported less than $50 million in revenue for the latest twelve month period. Duff & Phelps' analysis of valuation multiples focused on the multiple of total enterprise value to last twelve months revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT"). The table below presents a summary of selected financial and market data for the comparable public companies:


Company Name                        Stock        Equity    Enterprise     LTM                  Enterprise Value
                                   Price at       Value       Value     Revenue                ---------------
                                Oct. 10, 2002   (in $mil)   (in $mil)  (in $mil)    Revenue    EBITDA     EBIT
--------------------------------------------------------------------------------------------------------------
BCT International, Inc.             $0.71          3.6         3.9        17.3        0.2x      6.1x      9.5x
Dwyer Group, Inc.                    3.55         25.1        29.3        22.9        1.3       7.0      10.5
Emerging Vision, Inc.                0.04          1.0         2.4        17.9        0.1        NM        NM
Global Business Services, Inc.       0.67          6.2         6.7         4.5        1.5        NM        NM
Nathan's Famous, Inc.                3.26         20.4        22.1        41.6        0.5       7.0      28.7
Noble Roman's, Inc.                  0.90         14.4        29.7         5.8        5.1      13.8      14.2
Pizza Inn, Inc.                      1.68         16.9        34.0        65.4        0.5       5.4       6.9
Schlotzsky's, Inc.                   3.75         27.4        57.4        61.6        0.9       5.7      10.0
--------------------------------------------------------------------------------------------------------------
                                                                          Mean        1.3x      7.5x     13.3x
                                                                        Median        0.7x      6.6x     10.2x

Pak Mail (Implied Multiples)*       $0.05         $0.2        $1.9        $4.1        0.5x      5.9x      7.0x

NM = Not Meaningful
LTM = Latest Twelve Months
*Implied multiples for Pak Mail are based on the proposed transaction price of $0.0516 per share

Comparable Transactions. Duff & Phelps searched for all transactions involving companies similar to Pak Mail. The only pertinent transaction identified in the past five years was United Parcel Service, Inc. purchase of Mail Boxes, Etc. in March 2001. However, no financial information was available for this transaction.

Application of Market Multiples. Duff & Phelps based the application of market multiples on its analysis of Pak Mail relative to the comparable companies. Duff & Phelps determined that Pak Mail exhibits lower profitability and slower revenue growth relative to the comparable companies and is significantly smaller in terms of revenue and total assets. In addition, Duff & Phelps determined that Pak Mail has a relatively high degree of uncertainty regarding its future earnings and serves a niche industry. Based on its analysis of Pak Mail and the selected comparable companies, Duff & Phelps determined that multiples to apply to Pak Mail's representative levels should be below the mean and median exhibited by those of the comparable companies. Based on the factors cited above, Duff & Phelps determined that a revenue multiple of 0.45x, an EBITDA multiple of 5.0x and an EBIT multiple of 6.0x were reasonable and appropriate for Pak Mail. Duff & Phelps applied the 0.45x multiple to Pak Mail's revenue, the 5.0x multiple to Pak Mail's adjusted EBITDA and the 6.0x multiple to Pak Mail's adjusted EBIT.

The application of these three different multiples to Pak Mail's financial results provided a range of total enterprise values from approximately $1.63 million to $1.85 million. Duff & Phelps then deducted the outstanding August 31, 2002 balance of Pak Mail's interest-bearing debt, at $412,880, to arrive at a total equity value range of $1.21 million to $1.43 million.

Discounted Cash Flow Analysis. Duff & Phelps performed a discounted cash flow analysis of Pak Mail to derive an indication of going-concern value. The analysis referenced below represents only a portion of the overall analysis performed by Duff & Phelps, and Duff & Phelps expresses no judgment as to the appropriateness or accuracy of any assumptions or projections provided by management. Duff & Phelps' discounted cash flow analysis was based on projections provided by Pak Mail management and certain independently derived assumptions, as well as discussions with management with respect to Pak Mail's future outlook.

Duff & Phelps' discounted cash flow analysis was based on projected unleveraged free cash flows of Pak Mail for the 2002 through 2006 period. Unleveraged free cash flows, sometimes referred to as debt-free net cash flows, are the hypothetical after tax cash flows generated by the business before considering any deductions for interest expense or principal payments related to debt or dividends related to preferred stock. Duff & Phelps applied a range of discount rates from 17% to 19% to projected unleveraged free cash flows of Pak Mail for the 2002 through 2006 period. The selected range of discount rates from 17% to 19% represents Duff & Phelps estimate of Pak Mail's weighted average cost of capital, which reflects the costs of attracting Pak Mail's various capital components, including long-term debt, preferred equity and common equity. Duff & Phelps' estimates of the various capital components costs were based on its assessment of Pak Mail's actual borrowing costs, the general level of current market interest rates, historical market rates of return generated by investments in alternative asset classes, and an assessment of the specific risks surrounding an investment in Pak Mail. Duff & Phelps analysis calculated a terminal value at the end of 2006 using a constant growth dividend discount model, incorporating a perpetuity growth rate of 3%.

Duff & Phelps' discounted cash flow analysis resulted in indications of total enterprise value ranging from $1.86 million to $2.08 million for Pak Mail. Duff & Phelps then deducted the outstanding August 31, 2002 balance of Pak Mail's interest-bearing debt, at $412,880, to arrive at a total equity value range of $1.45 million to $1.67 million.

Based on the market multiple analysis and the discounted cash flow analysis, Duff & Phelps concluded at a total equity value (common and preferred stock) for Pak Mail in the range of $1.35 million to $1.55 million

Preferred Stock Analysis. On February 4, 1998, Pak Mail issued 1,000 shares of Series C preferred stock, without par value, to D.P. Kelly, and 1,216.668 shares of Series C preferred stock, without par value, to PMIP. The Series C preferred stock has not been transferred since its initial issuance. The shares of Series C preferred stock carry a 6% stated dividend payable on March 31 of each year. Pak Mail must pay the dividends on the Series C preferred stock before paying dividends on the common stock or making distributions to the common shareholders. The Series C preferred stock is not publicly traded and no transactions in the Series C preferred stock have occurred since issuance. The Series C preferred stock is redeemable and has a redemption value and liquidation value of $2,216,668, which exceeds the total equity value determined by Duff & Phelps of $1.35 million to $1.55 million. Duff & Phelps valued the Series C preferred stock by discounting the future expected dividend payments over a period of time and redemption of the outstanding principal at the end of the period to a present value using a time horizon of more than 3 years but less than 10. The discount rate used was based on yields observed for preferred stocks with "C" ratings ranging from 5.8% to 62.3%, as well as alternative investments and the overall risk of Pak Mail. A discount rate range of 18.0% to 20.0% was deemed reasonable for Pak Mail's Series C preferred stock. Duff & Phelps concluded at a fair market value of $1.3 million for Pak Mail's Series C preferred stock.

The financial information, forecasts, assumptions and other information provided by Pak Mail's management to Duff & Phelps was reviewed by Pak Mail for accuracy and completeness.

Duff & Phelps deducted the fair market value of preferred stock, at $1.3 million, from the total equity value range of $1.35 million to $1.55 million, to arrive at a total common equity value in the range of $50,000 to $250,000.

Pak Mail Valuation Analysis - Orderly Liquidation Basis

Duff & Phelps prepared a liquidation analysis to arrive at a range of value that might be available to the common shareholders of Pak Mail assuming: (1) a sale of Pak Mail's assets on an orderly basis, (2) the payment of outstanding liabilities and other claims that have a priority position over Pak Mail's common stock, and (3) the distribution of any net proceeds to holders of common stock.

Duff & Phelps' starting point for its hypothetical liquidation analysis was Pak Mail's management-prepared balance sheet as of August 31, 2002, which was identified as the most current financial statement available for Duff & Phelps' review. Duff & Phelps then adjusted the book value of certain assets to reflect values that might be realized in an orderly liquidation proceeding and adjusted the book value of certain liabilities to reflect amounts likely to be paid. In making these adjustments, Duff & Phelps considered management's estimates of certain asset values and actual liabilities, among other factors. Certain assumptions underlying Duff & Phelps' liquidation analysis and its treatment of individual assets and liabilities are summarized as follows:

Off Balance Sheet Liabilities. In addition to the liabilities recorded on Pak Mail's balance sheet, Duff & Phelps' liquidation analysis included additional liabilities for lease obligations related to Pak Mail's office facilities. Under the high valuation scenario of the liquidation analysis, Duff & Phelps estimated that Pak Mail is able to reduce its total operating lease obligations to approximately $720,000, while the low value scenario included Pak Mail's estimated total operating lease obligations of $1,000,000.

Interim Cash Flow. Duff & Phelps assumed a three month liquidation period and therefore included an estimate of interim expenses during the winding down period. Projected cash outflows included general and administrative expenses for internal operations, salary and related payroll expenses for certain employees deemed necessary during the liquidation period, and interest payable on Pak Mail's notes payable over the three month period. Estimates of Pak Mail's general and administrative expenses were based upon estimates provided to Duff & Phelps by Pak Mail management.

Duff & Phelps' liquidation analysis indicated a negative total common equity valuation ranging from ($1.2) million to ($1.6) million. Duff & Phelps therefore concluded that the liquidation analysis did not provide any indication that shareholders would receive any payment for Pak Mail common stock in a liquidation scenario.

Historical Share Price Information

Pak Mail's latest closing share price prior to the delivery of Duff & Phelps opinion was $0.06 per share on September 19, 2002. However, trading activity in Pak Mail's stock is extremely thin. From January 1, 2002 to October 14, 2002, Pak Mail's stock traded on only 18 days with a total of 10,000 shares changing hands, with a high of $.15 per share and a low of $.06 per share. Based on its analysis of share prices and trading activity, Duff & Phelps does not believe that the latest available closing price or the high and low trading prices provide an accurate indication of the value of Pak Mail's common stock.

Principals' Position as to Fairness of the Merger to Unaffiliated Shareholders

The Securities and Exchange Commission's (the "SEC") rules require each of the Principals to state whether it or he or she believes the merger is fair or unfair to Pak Mail's unaffiliated shareholders, to indicate the extent, if any, to which that belief is based on specific factors enumerated in the rules, and to specify, to the extent practicable, the weight assigned to each such factor.

Each of the Principals believes that the merger is fair to Pak Mail's unaffiliated shareholders based on the factors supporting its fairness set forth in the Duff & Phelps fairness opinion as well as the factors listed in "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger", without having quantified or otherwise assigned relative weights to those factors.

In addition, although Duff & Phelps's fairness opinion and valuation analysis are not addressed to the Principals, the Principals are aware that Duff & Phelps has rendered its fairness opinion and valuation analysis to the Board of Directors, and each of the Principals explicitly adopts the analysis of the fairness opinion and valuation analysis of Duff & Phelps. The Principals believe that the rendering of such an opinion by a firm of Duff & Phelps expertise and reputation supports the fairness of the merger and explicitly adopt the analysis therein. The Principals also adopt the analysis of Pak Mail's Board of Directors as described in pages 19-23 of this proxy statement.

For the reasons set forth under "Special Factors - Background of the Merger," the Principals did not arrange for other procedural safeguards in connection with the merger other than the Duff & Phelps fairness opinion and valuation analysis, such as a majority of the minority approval provision in the merger agreement, or the utilization of a special committee comprised of independent directors. The Principals determined that the combination of the fact that Duff & Phelps provided a valuation analysis and fairness opinion in a completely independent manner, and that the merger agreement provides for a valuation in the high end of the valuation range provided by Duff & Phelps evidences that the merger agreement is fair to Pak Mail's unaffiliated shareholders, from a financial point of view. The Principals also determined that the retention of an independent financial advisor, and the establishment of a purchase price based on a valuation range established by the financial advisor, was procedurally fair to Pak Mail's unaffiliated shareholders.

Benefits and Detriments of the Merger to Pak Mail's Unaffiliated Shareholders

To summarize the various factors considered by the Principals, the Principals believe that the primary benefit of the merger to Pak Mail's unaffiliated shareholders is the realization of the value of their investment in Pak Mail in cash at a price that represents a fair valuation of such shareholders' shares. In addition, the merger will eliminate the risk to those shareholders of a possible future decline in the market value of Pak Mail's common stock. The Principals considered the other benefits listed in "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger".

The Principals believe the primary detriment of the merger to Pak Mail's unaffiliated shareholders is that they will cease to participate in any future earnings growth of Pak Mail and will cease to benefit from any increase in Pak Mail's value. In addition, each of Pak Mail's unaffiliated shareholders will recognize a taxable gain on consummation of the merger if and to the extent that the amount of cash it receives in the merger exceeds its tax basis in its Pak Mail common stock. Further, there have been recent discussions with third parties that compete in Pak Mail's line of business. These discussions included indications of interest to enter into a strategic combination or engage in some other strategic alternative. It is possible that similar strategic alternatives may be considered in the near-term or long-term future. There are no imminent or foreseeable strategic alternatives available. In the event a strategic alternative takes place in the future, the Principals may benefit and Pak Mail's unaffiliated shareholders would not receive a similar benefit. The Principals also considered other detriments listed in "Special Factors - Recommendation of the Board of Directors; Fairness of the Merger".

Benefits and Detriments of the Merger to the Principals and Pak Mail

The Principals believe the primary benefit of the merger to the Principals is that they will participate in all of the future earnings growth of Pak Mail, if any, will benefit from all of any increase in Pak Mail's value and that the pursuit of strategic alternatives may be easier as a private company rather than as a public company. The Principals believe that Pak Mail will benefit from the merger by gaining more operating flexibility and by reducing its operating and administrative costs because of a reduction in its public reporting obligations arising principally from its equity securities being privately rather than publicly held after the merger. The Principals expect to benefit from these increases in efficiency and reductions in operating and administrative costs.

PMIP and D.P. Kelly own approximately 62.0% and 38.0%, respectively, of Pak Mail Acquisition Corp., and accordingly each of such parties would have such percentage interests in Pak Mail's net book value and net earnings following the merger. As a result, PMIP's ownership interest will correspond with a net book value of approximately negative $525,760 as of August 31, 2002, and net earnings for the nine months ended August 31, 2002 of approximately negative $420,111. D.P. Kelly's ownership interest will correspond with a net book value of approximately negative $322,240 as of August 31, 2000, and net earnings for the nine months ended August 31, 2002 of approximately negative $257,488.

The Principals believe that the primary detriments of the merger to the Principals are the cash outlay and the potential diminution of Pak Mail's ability to use Pak Mail common stock as currency for acquisitions, substantial capital-raising efforts and incentive option purposes. Pak Mail files a consolidated return for tax purposes, and accordingly, none of the Principals will be able to benefit directly from Pak Mail's net operating loss carryforwards.

Interests of Certain Persons in the Merger; Certain Relationships

Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath have indirect ownership interests in Pak Mail Acquisition Corp. The general partner of PMIP is Norcross Partners, and the general partner of Norcross Partners is Norcross Corp. Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and Corcoran own the entire equity interest in, Norcross Corp. Mr. Kelly's interest is held through his revocable trust. As a result of the shared control by Messrs. Kelly, Gustafson and Corcoran over Norcross Corp., the control exercised by Norcross Corp. over Norcross Partners and the control exercised by Norcross Partners over PMIP, Messrs. Kelly, Gustafson and Corcoran control PMIP. Because PMIP owns a majority of the issued and outstanding Pak Mail common stock, PMIP controls Pak Mail, and Messrs. Kelly, Gustafson and Corcoran may therefore be deemed to control Pak Mail.

Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. Mr. Kelly's interest is held through his revocable trust. C&G Management is the general partner of D.P. Kelly. As a result of the shared control of C&G Management, and the ability of C&G Management to control D.P. Kelly, Messrs. Kelly and Gustafson may be deemed to share the beneficial ownership of the Pak Mail common stock owned by D.P. Kelly.

Ms. McGrath is a general partner and a trust for the benefit of her children is a limited partner of KMK and Associates, an Illinois general partnership engaged in investment activities. KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Norcross Partners, which is the general partner of PMIP. KMK and Associates and Messrs. Kelly and Gustafson are limited partners of D.P. Kelly. In addition, D.P. Kelly, C&G Management, KMK and Associates and Messrs. Kelly, Gustafson and Corcoran are limited partners of Grand Mesa Partners L.P., which in turn is a limited partner of PMIP. Mr. Kelly's interests are owned through his revocable trust. Ms. McGrath is the daughter of Mr. Kelly. As a result of these interests, Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath may have conflicting interests with Pak Mail's unaffiliated shareholders.

Messrs. Gustafson and Corcoran were involved in structuring the transaction as representatives of D.P. Kelly and PMIP, while they were members of Pak Mail's Board of Directors. In light of the potential conflicting interests of Messrs. Kelly, Gustafson and Corcoran and Ms. McGrath with Pak Mail's unaffiliated shareholders, the Board of Directors solicited the opinion of Duff & Phelps to provide a determination of the fairness of the merger to Pak Mail's unaffiliated shareholders, from a financial point of view. To review the factors considered by Duff & Phelps in its opinion, and the factors considered by the Board of Directors in approving the merger agreement, see pages 15-28.

Shares and Stock Options

Pak Mail stock options will be canceled as a result of the merger. The value of Pak Mail stock held by members of the Board of Directors as of October 31, 2002, which will or may be realized upon consummation of the merger is as follows:

--------------------------------------------------------------------------------
                                  Number of Shares and            Amount of
                                       Nature of              Consideration to
Name of Beneficial Owner               Ownership                  be Received
--------------------------------------------------------------------------------
J. S. Corcoran                           1,000                       $51.60
John W. Grant                             800                        $41.28
F. Edward Gustafson                     28,500                     $1,470.60
--------------------------------------------------------------------------------

There are no current plans for any transfer of any of the Series C preferred stock currently owned by D.P. Kelly and PMIP to any other entity.

Directors and Management of the Surviving Corporation

After the merger, the Board of Directors of the surviving corporation will be comprised of the Board of Directors of Pak Mail. The officers of Pak Mail will comprise the officers of the surviving corporation. P. Evan Lasky will continue to serve as President and Chief Executive Officer. Alex Zai will continue to serve as Executive Vice President.

Other Arrangements with Affiliates

In connection with a recapitalization, on February 4, 1998, Pak Mail issued 1000 shares of Series C preferred stock, without par value, to D.P. Kelly, and 1,216.668 shares of Series C preferred stock, without par value, to PMIP. These shares of Series C preferred stock have a 6% dividend payable on March 31 of each year. Pak Mail must pay the dividends on the Series C preferred stock before paying dividends on the common stock or making distributions to the common shareholders.

On August 11, 2000, in order to obtain working capital, Pak Mail executed a promissory note for $400,000 pursuant to which Pak Mail promises to pay to the order of D.P. Kelly the principal and any accrued interest thereon. The promissory note is payable on demand subsequent to December 4, 2003.

Directors and Officers Indemnification

Indemnification arrangements for our present directors and officers will be continued by the surviving corporation after the merger.

Certain Effects of the Merger

If the merger is consummated, Pak Mail's unaffiliated shareholders will no longer have any interest in, and will not be shareholders of, Pak Mail and, therefore, will not benefit from any future earnings growth of Pak Mail or from any increase in its value and will no longer bear the risk of any decrease in its value. Instead, each unaffiliated shareholder will have the right to receive, upon consummation of the merger, $0.0516 in cash for each share of common stock he, she or it holds, without interest and net of any applicable withholding taxes. A primary benefit of the transaction to our unaffiliated shareholders is the ability to realize liquidity on their investment. This cash payment also assures that all unaffiliated shareholders will receive the same amount for their shares, rather than taking the risks associated with attempting to sell their shares in the open market. However, following the merger, the unaffiliated shareholders will be unable to participate in the possible future growth of Pak Mail.

If the merger is consummated, the Principals will directly or indirectly hold the entire equity interest in Pak Mail and will therefore be the sole beneficiaries of any future earnings growth of Pak Mail and any increases in Pak Mail's value. However, the Principals will bear the risk of any decrease in value of Pak Mail and the potential lack of liquidity in the Principals' investment in Pak Mail.

Pak Mail's common stock is currently subject to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is sporadically traded on the over-the-counter market under the trading symbol ("PMCX"). As a result of the merger, the common stock will no longer be subject to the Exchange Act. Pak Mail will thereafter be relieved of its obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers, directors and beneficial owners of more than 10% of the common stock will be relieved of the reporting requirements and "short swing" trading provisions under Section 16 of the Exchange Act. Further, Pak Mail will no longer be subject to periodic reporting requirements under Section 13 of the Exchange Act and will cease filing information with the SEC.

As a result of the merger, the ownership stake of D.P. Kelly in the common shares of Pak Mail will increase from approximately 12.7% to approximately 38.0%. Accordingly, D.P. Kelly's interests in Pak Mail's net book value and net earnings could be said to increase from approximately 12.7% to approximately 38.0%, not taking into account the effects of Pak Mail's preferred shares or the $400,000 note payable to D.P. Kelly into consideration.

Plans for Pak Mail After the Merger

The Principals expect that, except as described in this proxy statement, the business and operations of Pak Mail will be continued substantially as they are currently being conducted by Pak Mail. However, the Principals expect that they may, from time to time, evaluate and review Pak Mail's business, operations and properties and make such changes as they consider appropriate.

Except as described in this proxy statement, neither the Principals nor Pak Mail has any present plans or proposals involving Pak Mail or its subsidiaries which relate to or would result in an extraordinary corporate transaction such as a merger, reorganization, liquidation, sale or transfer of a material amount of assets, or any material change in the present dividend policy, indebtedness or capitalization, or any other material change in Pak Mail's corporate structure or business. After the merger, the Principals may review proposals or may propose the acquisition or disposition of assets or other changes in Pak Mail's business, corporate structure, capitalization, management or dividend policy which they consider to be in the best interests of Pak Mail and its shareholders. During the past 12 months, Pak Mail has considered the possibility of a strategic combination or pursuing other strategic alternatives. Pak Mail may continue to consider the possibility of a strategic combination or pursuing other strategic alternatives after the consummation of the merger. The Principals intend to suspend Pak Mail's obligation to file reports under Section 13 of the Exchange Act, as a result of which Pak Mail will no longer be publicly traded on the over-the-counter market.

Conduct of the Business of Pak Mail if the Merger is not Consummated

If the merger is not consummated, the Board expects to seek to retain Pak Mail's current management team and continue business as usual. There are no plans in such circumstances to operate Pak Mail's business in a manner substantially different than the manner in which it is presently operated.

Accounting Treatment

The merger will be accounted for in accordance with the purchase method of accounting under generally accepted accounting principles.

Financing of the Merger

It is estimated that approximately $175,000 will be required to complete the merger and pay related fees and expenses. See "Special Factors - Fees and Expenses." The Principals anticipate that funds for the total merger consideration of $50,600 and for the costs and expenses of Pak Mail Acquisition Corp. will be provided by capital contributions from PMIP and/or D.P. Kelly to Pak Mail Acquisition Corp. A subscription agreement entered into by D.P. Kelly provides, among other things, that D.P. Kelly will contribute $50,000 to the capital of Pak Mail Acquisition Corp. Many of the other fees and expenses have already been paid, and to the extent that any additional funds are required to pay the expenses of Pak Mail Acquisition Corp. incurred in connection with the merger agreement and the merger, D.P. Kelly has sufficient cash and other liquid assets to satisfy all reasonably anticipated fees and expenses.

Regulatory Requirements; Third Party Consents

Pak Mail does not believe that any material federal or state regulatory approvals, filings or notices are required by Pak Mail or Pak Mail Acquisition Corp. in connection with the merger other than:

     o such approvals, filings or notices required pursuant to federal and state securities laws; and

     o the filing of the articles of merger with the Secretary of State of the State of Colorado.

Pak Mail does not believe any other material third party consents will be required by Pak Mail in connection with the merger.

Material Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences of the merger. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated under the Code, Internal Revenue Service rulings, and judicial and administrative rulings in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our common stock in light of that holder's particular circumstances, or to those holders of our common stock subject to special rules, such as shareholders who are not citizens or residents of the United States, shareholders that are financial institutions, broker-dealers, tax-exempt organizations, insurance companies, dealers in securities, or foreign corporations, shareholders who acquired their common stock through the exercise of options, warrants or similar derivative securities or shareholders who hold their common stock as part of a straddle or conversion transaction. This discussion also does not address the U.S. federal income tax consequences to holders of options exercisable to acquire shares of our common stock. This discussion assumes that holders of our common stock hold their respective shares as capital assets within the meaning of Section 1221 of the Code. No ruling from the Internal Revenue Service will be applied for with respect to the U.S. federal income tax consequences discussed herein, and accordingly there can be no assurance that the Internal Revenue Service will agree with the positions described in this proxy statement.

We intend this discussion to provide only a summary of the material U.S. federal income tax consequences of the merger. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. We also do not address all of the non-income tax or foreign, state or local tax consequences of the merger. We strongly urge you to consult your tax advisor to determine your particular U.S. federal, state, local or foreign income or other tax consequences resulting from the merger, with respect to your individual circumstances.

The receipt of cash for shares of our common stock pursuant to the merger will be a taxable exchange of stock for U.S. federal income tax purposes and possibly for state and local income tax purposes as well. In general, a shareholder who receives cash in exchange for shares pursuant to the merger will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder's adjusted tax basis for the shares surrendered for cash pursuant to the merger. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) that is surrendered for cash pursuant to the merger.

Net capital gain recognized by non-corporate taxpayers from the sale of property held more than one year will generally be taxed at a rate not to exceed 20% for U.S. federal income tax purposes. Net capital gain from property held for one year or less will be subject to tax at ordinary income tax rates. Capital gains recognized by a corporate taxpayer will be subject to tax at the ordinary income tax rates applicable to corporations. In general, capital losses are deductible only against capital gains and are not available to offset ordinary income. However, individual taxpayers are allowed to offset a limited amount of net capital losses against ordinary income.

The receipt of cash, if any, pursuant to the exercise by a holder of shares of our common stock of dissenter's rights under the Colorado Business Corporation Act, will be taxable. We encourage any holder of shares of our common stock considering the exercise of any dissenter's rights to consult a tax advisor to determine the tax consequence of exercising such dissenter's rights.

Certain non-corporate holders of shares of our common stock may be subject to backup withholding (currently at a rate of 27% but subject to periodic adjustment) on cash payments received pursuant to the merger. Backup withholding will not apply, however, to a holder of shares of our common stock who furnishes a taxpayer identification number and certifies that he or she is not subject to backup withholding on the substitute Form W-9 included in the transmittal letter, who provides a certificate of foreign status on Form W-8BEN or W-8ECI, or who is otherwise exempt from backup withholding. A holder of shares of common stock who fails to provide the correct tax identification number on Form W-9 may be subject to a penalty imposed by the Internal Revenue Service.

Fees and Expenses

The merger agreement provides that whether or not the merger is consummated, the fees and expenses incurred in connection with the merger agreement and the merger will be paid by the party incurring such fees and expenses. Estimated fees and expenses (rounded to the nearest thousand) incurred or to be paid by Pak Mail or Pak Mail Acquisition Corp. in connection with the merger, the financing and related transactions are approximately $125,000. The fees and expenses of Duff & Phelps and of counsel for PMIP and D.P. Kelly have been paid for by PMIP and D.P. Kelly. The fees and expenses of counsel for Pak Mail have been paid by Pak Mail. Fees and expenses related to the distribution of the proxy statement, the holding of the Special Meeting of Shareholders and the exchange agreement for this merger are expected to be paid by Pak Mail.

                              THE MERGER AGREEMENT

The following is a summary of the material provisions of the merger agreement, as amended. A copy of the merger agreement is attached as Annex A to this proxy statement and a copy of the amendment to the merger agreement is attached as Annex B to this proxy statement. This summary is qualified in its entirety by reference to the full text of the merger agreement, and any subsequent amendments.

The Merger; Merger Consideration

The merger agreement provides that the merger will become effective upon the filing of articles of merger with the Secretary of State of the State of Colorado or at such other time as the parties may agree and specify in the articles of merger (the "Effective Time"). If the merger is approved at the Special Meeting by the holders of a majority of all outstanding shares of common stock, and the other conditions to the merger are satisfied, it is currently anticipated that the merger will be consummated in early 2003; however, there can be no assurance as to the timing of the consummation of the merger or that the merger will be consummated.

At the Effective Time, Pak Mail Acquisition Corp. will be merged with and into Pak Mail, the separate corporate existence of Pak Mail Acquisition Corp. will cease and Pak Mail will continue as the surviving corporation. At the Effective
Time:

     o each share of Pak Mail common stock, issued and outstanding immediately prior to the Effective Time (other than common stock held by Pak Mail Acquisition Corp. or held by dissenting shareholders that strictly comply with the provisions of the Colorado Business Corporation Act regarding statutory appraisal rights) will, by virtue of the merger and without any action on the part of the holder thereof, be converted into and become the right to receive $0.0516 per share, without interest and less any applicable withholding taxes (the "Merger Consideration");

     o each share of Pak Mail common stock issued and outstanding immediately prior to the Effective Time that is owned by Pak Mail Acquisition Corp. will automatically be canceled and extinguished;

     o each issued and outstanding share of Series C preferred stock, without par value, of Pak Mail, will become one issued and outstanding share of Series C preferred stock, without par value, of the surviving corporation;

     o each share of common stock of Pak Mail Acquisition Corp. issued and outstanding immediately prior to the Effective Time will be converted into and become one share of common stock of the surviving corporation and will constitute the only outstanding shares of capital stock of the surviving corporation;

     o dissenting shareholders who do not vote to approve the merger agreement and who otherwise strictly comply with the provisions of the Colorado Business Corporation Act regarding statutory appraisal rights have the right to seek a determination of the fair value of the shares of common stock and payment in cash therefor in lieu of the Merger Consideration (see "Dissenter's Rights" and Annex F of this proxy statement); and

     o each certificate representing shares of Pak Mail common stock (a "Certificate") that have been converted to cash under the terms of the merger agreement will, after the Effective Time, evidence only the right to receive, upon the surrender of such Certificate, an amount in cash per share equal to $0.0516, without interest.

The Exchange Fund; Payment for Shares of Pak Mail Common Stock

On or before the closing date of the merger, Pak Mail Acquisition Corp. will enter into an agreement with a bank, trust company or other exchange agent selected by Pak Mail Acquisition Corp. (the "Exchange Agent"). As of the Effective Time, Pak Mail Acquisition Corp. or Pak Mail will deposit or cause to be deposited with the Exchange Agent cash in an amount equal to the aggregate Merger Consideration of $50,600 for the benefit of holders of shares of Pak Mail common stock (other than common stock held by dissenting shareholders and shares to be canceled and extinguished without consideration pursuant to the merger agreement).

As soon as reasonably practicable after the Effective Time, Pak Mail Acquisition Corp. will instruct the Exchange Agent to mail to each record holder of a Certificate (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such Certificates will pass, only upon delivery of Certificates to the Exchange Agent, and will be in such form and have such other provisions as Pak Mail Acquisition Corp. will reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates for the Merger Consideration. No shareholder should surrender any Certificate until the shareholder receives the letter of transmittal and other instructions relating to surrender. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with a letter of transmittal, duly executed, and such other customary documents as may be required pursuant to the instructions, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration into which the number of shares of common stock previously represented by such Certificate shall have been converted pursuant to the merger agreement, without any interest thereon, and the Certificates so surrendered will be canceled.

Shareholders should not send their Certificates now and should send them only pursuant to instructions set forth in the letter of transmittal to be mailed to shareholders promptly after the Effective Time. In all cases, the Merger Consideration will be paid only in accordance with the procedures set forth in this proxy statement, the merger agreement and the letter of transmittal.

One hundred and eighty days after the Effective Time, the Exchange Agent will deliver to Pak Mail, or otherwise at the direction of Pak Mail, any portion of the aggregate Merger Consideration that remains undistributed to or unclaimed by the holders of Certificates (including the proceeds of any investments thereof). Any holders of Certificates who have not yet complied with the above-described procedures to receive payment of the Merger Consideration may then look only to Pak Mail for payment of the Merger Consideration to which they are entitled.

Transfers of Common Stock

After the Effective Time, Pak Mail's stock transfer books will be closed, and there will be no further transfers of Certificates on any of the stock transfer books. In the event of a transfer of ownership of any Pak Mail common stock prior to the Effective Time that is not registered in the stock transfer records of Pak Mail at the Effective Time, the Merger Consideration into which such common stock has been converted in the merger will be paid to the transferee in accordance with the provisions of the merger agreement only if the Certificate is surrendered as provided in the merger agreement and accompanied by all documents required to evidence and effect such transfer (including evidence of payment of any applicable stock transfer taxes). If, after the Effective Time, Certificates are presented to the Exchange Agent or Pak Mail, they will be canceled and exchanged for the Merger Consideration as provided above and pursuant to the terms of the merger agreement (subject to applicable law in the case of dissenting shareholders).

Treatment of Stock Options

The merger agreement directs Pak Mail's Board of Directors to take such actions as may be required and appropriate such that all stock options for Pak Mail common stock will be canceled and extinguished and will cease to exist as of the date the merger is consummated.

Conditions

The respective obligations of Pak Mail Acquisition Corp. and Pak Mail to consummate the merger are subject to the fulfillment or waiver (to the extent permitted by applicable law) at or prior to the Effective Time of certain conditions including the following:

     o    Pak Mail will have obtained the shareholder approval; and

     o no order, decree, ruling, judgment or injunction will have been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction that prohibits the merger and the consummation of the transactions contemplated by the merger agreement substantially on the terms contemplated by the merger agreement.

Unless waived by Pak Mail, the obligation of Pak Mail to effect the merger is also subject to the following additional conditions:

     o the representations and warranties of Pak Mail Acquisition Corp. set forth in the merger agreement will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

     o Pak Mail Acquisition Corp. will have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by it under the merger agreement at or prior to the Effective Time; and

     o Pak Mail Acquisition Corp. will have delivered to Pak Mail a certificate, dated as of the closing date and signed by an executive officer, certifying the satisfaction of the conditions set forth.

Unless waived by Pak Mail Acquisition Corp., the obligations of Pak Mail Acquisition Corp. to effect the merger are subject to the following additional conditions:

     o the representations and warranties of Pak Mail set forth in certain portions of the merger agreement will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

     o Pak Mail will have performed or complied with in all material respects all obligations required to be performed or complied with by it under the merger agreement at or prior to the Effective Time;

     o from the date of the merger agreement to the Effective Time, there will not have been any event or development that has or could, individually or in the aggregate, have a material adverse effect with respect to Pak Mail;

     o Pak Mail will have delivered to Pak Mail Acquisition Corp. a certificate, dated as of the closing date and signed by an executive officer, certifying the satisfaction of the conditions set forth above; and

     o no new claim, action, suit, proceeding or investigation will be pending or threatened against Pak Mail or Pak Mail Crating & Freight Service, Inc. that relates to the transactions contemplated by the merger agreement or that otherwise may reasonably be expected to have a material adverse effect with respect to Pak Mail.

Representations and Warranties

The merger agreement contains representations and warranties of Pak Mail Acquisition Corp. and Pak Mail. The representations and warranties of Pak Mail relate to, among other things:

     o the organization and qualification to do business of Pak Mail and its subsidiary, Pak Mail Crating & Freight Service, Inc.;

     o Pak Mail's authority to enter into and consummate the merger agreement and the transactions contemplated thereby;

     o the absence of a conflict between the merger agreement and the transactions contemplated thereby, with laws applicable to, and material agreements of, Pak Mail and its subsidiary;

     o the consents and filings required with respect to the merger agreement and the transactions contemplated thereby;

     o the creation or imposition of liens as a result of entering into the merger agreement;

     o    the capitalization of Pak Mail;

     o    the ownership of Pak Mail's subsidiary;

     o    the accuracy of previous filings made with the SEC;

     o    the accuracy of its financial statements;

     o the accuracy of the proxy statement and filings made with the SEC with respect to the proposed merger;

     o the absence of undisclosed liabilities and changes in the business of Pak Mail;

     o    the status of litigation;

     o the validity and enforceability of various contracts that are material to Pak Mail;

     o    compliance with respect to taxes, employee plans and labor matters;

     o    title to property, including intellectual property; and

     o    the brokers used by Pak Mail.

The representations and warranties of Pak Mail Acquisition Corp. relate to, among other things:

     o    its organization and qualification to do business;

     o its authority to enter into and consummate the merger agreement and the transactions contemplated thereby;

     o    its ownership of 2,897,078 shares of Pak Mail;

     o the absence of a conflict between the merger agreement and the transactions contemplated thereby, with laws applicable to, and material agreements of, Pak Mail Acquisition Corp.;

     o    the status of litigation;

     o the accuracy of the information provided by Pak Mail Acquisition Corp. for inclusion in this proxy statement and in filings to be made with the SEC with respect to the proposed merger;

     o    the brokers used by Pak Mail Acquisition Corp.; and

     o the availability of funds by Pak Mail Acquisition Corp. to finance the merger.

Covenants

The merger agreement contains covenants typically found in a merger agreement that govern the activities of Pak Mail and Pak Mail Acquisition Corp. after signing and before consummation of the merger. These covenants include the following:

     o Each party will use its reasonable best efforts to take whatever actions are necessary, proper or advisable to consummate the merger and related transactions, including giving all required notices to third parties and obtaining all consents from third parties that are required to be obtained in connection with the merger agreement;

     o Pak Mail has agreed to operate, and to cause its subsidiary to operate, its respective business in the ordinary course, consistent with past practice, prior to the consummation of the merger;

     o Pak Mail will duly call, give notice of, and convene a special meeting of its shareholders as soon as reasonably practicable;

     o Pak Mail will file a proxy statement with the SEC and mail the proxy statement as promptly as reasonably practicable, and if necessary, promptly circulate amended proxy material;

     o Pak Mail Acquisition Corp. will cause the surviving corporation to indemnify Pak Mail's officers and directors against certain losses arising from the Merger;

     o The parties will cooperate in issuing press releases regarding the merger; and

     o Pak Mail will provide Pak Mail Acquisition Corp. with access to company information and each party will notify the other party of any event that could reasonably be expected to result in a material adverse affect on either party.

Nothing contained in the merger agreement is intended to give Pak Mail Acquisition Corp., directly or indirectly, any right to control or direct Pak Mail's operations prior to the Effective Time. Prior to the Effective Time, Pak Mail will, consistent with the terms and conditions of the merger agreement, control its operations.

Other Provisions

Pak Mail and Pak Mail Acquisition Corp. have made further agreements regarding, among other things, advising each other of representations or warranties contained in the merger agreement becoming untrue, of their respective failure to comply with or satisfy covenants, conditions or agreements contained in the merger agreement, and of any change, event or circumstance that could reasonably be expected to have a material adverse effect on such party or on its ability to consummate the proposed merger, cooperating in the preparation of required governmental filings, in obtaining required permits and regulatory approvals and in the release of public announcements, and granting access to information and maintaining confidentiality.

Termination

The merger agreement may be terminated and the merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the merger agreement by the shareholders of Pak Mail):

     o    by mutual written consent of Pak Mail and Pak Mail Acquisition Corp.;

     o by either party if the merger has not been consummated by January 31, 2003, provided that the right to terminate the merger agreement is not available to any party who breached the merger agreement in a material respect that substantially contributed to the failure to consummate the Merger;

     o by either party if shareholder approval is not obtained at the Shareholder Meeting unless such failure to obtain the shareholder approval is the result of a material breach of the merger agreement by the party seeking to terminate the merger agreement;

     o by either party if an order, decree, ruling or judgment has been entered by a governmental entity permanently restraining, enjoining or otherwise prohibiting the merger, and the party seeking termination has used reasonable best efforts to remove the order;

     o by either party if the other party breaches or fails to comply with a material covenant, agreement or representation, and fails to cure within 20 days of written notice;

     o by Pak Mail Acquisition Corp. if Pak Mail's Board of Directors withdraws its recommendation of the merger; and

     o by Pak Mail Acquisition Corp. if a claim, action, suit, proceeding or investigation is filed, instituted, commenced or threatened against Pak Mail or its subsidiary that relates to the merger agreement or that otherwise may reasonably be expected to have a material adverse effect on Pak Mail.

Fees and Expenses

All costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

Amendment/Waiver

Before approval of the merger agreement by the shareholders, the merger agreement may be amended by the written agreement of the parties if such amendment is approved by their respective boards of directors. After approval of the merger agreement by the shareholders, amendments may not be made unless shareholder approval is obtained, if such approval is required by the Colorado Business Corporation Act. The parties may in writing waive compliance with certain covenants, agreements or conditions of the other party.

At any time prior to the Effective Time, Pak Mail and Pak Mail Acquisition Corp. may extend the time for performance of or waive compliance with any of the obligations or other acts of the other parties to the merger agreement, and may waive any breach of the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement. Any extension or waiver will be valid only if set forth in writing and signed by the party against which it is sought to be enforced.

                               DISSENTER'S RIGHTS

The following is a summary of dissenter's rights available to Pak Mail shareholders, which summary is not intended to be a complete statement of applicable Colorado law and is qualified in its entirety by reference to Article 113 of the Colorado Business Corporation Act ("CBCA"), which is set forth in its entirety as Annex F to this proxy statement.

Right to Dissent

Pak Mail shareholders are entitled to dissent from the merger and obtain payment of the fair value of their shares if and when the merger is effectuated. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the Effective Time of the merger, excluding any appreciation or depreciation in anticipation of the merger except to the extent that exclusion would be inequitable. Under Article 113 of the CBCA, a shareholder entitled to dissent and obtain payment for his, her or its shares may not also challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Under Section 7-113-103 of the CBCA a record shareholder may assert dissenter's rights as to fewer than all shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenter's rights.

Section 7-113-103(2) of the CBCA provides that a beneficial shareholder may assert dissenter's rights as to the shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenter's rights and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

Pak Mail will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to Pak Mail that the beneficial shareholder has asserted, or will timely assert, dissenter's rights as to all such shares as to which there is no limitation on the ability to exercise dissenter's rights.

Procedure for Exercise of Dissenter's Rights

The notice accompanying this proxy statement states that shareholders of Pak Mail are entitled to assert dissenter's rights under Article 113 of the CBCA. A Pak Mail shareholder who wishes to assert dissenter's rights shall: (a) cause Pak Mail to receive before the vote is taken on the merger at the special meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the merger is effectuated; and (b) not vote the shares in favor of the merger. A Pak Mail shareholder who does not satisfy the foregoing requirements will not be entitled to demand payment for his or her shares under Article 113 of the CBCA.

Dissenter's Notice

If the merger is approved at the special meeting, Pak Mail will send written notice to dissenters who are entitled to demand payment for their shares. The notice required by Pak Mail will be given no later than 10 days after the Effective Time and will: (a) state that the merger was authorized and state the Effective Time or proposed effective date of the merger, (b) set forth an address at which Pak Mail will receive payment demands and the address of a place where certificates must be deposited, (c) supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made, (d) set the date by which Pak Mail must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given, (e) state that if a record Pak Mail shareholder dissents with respect to the shares held by any one or more beneficial shareholders each such beneficial shareholder must certify to Pak Mail that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenter's rights as to all such shares as to which there is no limitation of the ability to exercise dissenter's rights, and
(f) be accompanied by a copy of Article 113 of the CBCA.

Procedure to Demand Payment

A shareholder who is given a dissenter's notice to assert dissenter's rights will, in accordance with the terms of the dissenter's notice, (a) cause Pak Mail to receive a payment demand (which may be a demand form supplied by Pak Mail and duly completed or other acceptable writing) and (b) deposit the shareholder's stock certificates. A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares, until the Effective Time, and has only the right to receive payment for the shares after the Effective Time. A demand for payment and deposit of certificates is irrevocable except that if the Effective Time does not occur within 60 days after the date set by Pak Mail by which it must receive the payment demand, Pak Mail will return the deposited certificates and release the transfer restrictions imposed. If the Effective Time occurs more than 60 days after the date set by Pak Mail by which it must receive the payment demand, then Pak Mail will send a new dissenter's notice. A Pak Mail shareholder who does not demand payment and deposit his or her Pak Mail share certificates as required by the date or dates set forth in the dissenter's notice will not be entitled to demand payment for his, her or its Pak Mail shares under Article 113 of the CBCA, in which case, pursuant to the merger agreement, he, she or it will receive cash consideration for each of his, her or its shares equal to the per share price received by non-dissenting shareholders.

Payment

At the Effective Time or upon receipt of a payment demand, whichever is later, Pak Mail will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph, the Pak Mail estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end of the most recent fiscal year of Pak Mail or, an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited. Payment will also be accompanied by a statement of the estimate by Pak Mail of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of Article 113 of the CBCA. With respect to a dissenter who acquired beneficial ownership of his, her or its shares after Pak Mail's first announcement of the terms of the transaction on October 17, 2002, or who does not certify that his, her or its shares were acquired before that date, Pak Mail may, in lieu of making the payment described above, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

If Dissenter is Dissatisfied with Offer

If a dissenter disagrees with the Pak Mail payment or offer, such dissenter may give notice to Pak Mail in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject the offer of Pak Mail and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) Pak Mail fails to make payment within 60 days after the date set by Pak Mail by which it must receive the payment demand or (c) Pak Mail does not return deposited certificates if the Effective Time is 60 days after the date set by Pak Mail by which the payment demand must be received by the shareholder asserting dissenter's rights. A dissenter waives the right to demand payment under this paragraph unless he or she causes Pak Mail to receive the notice referenced in this paragraph within 30 days after Pak Mail makes or offers payment for the shares of the dissenter, in which event, such dissenter will receive all cash for his or her Pak Mail shares in an amount equal to the amount paid or offered by Pak Mail.

Judicial Appraisal of Shares

If a demand for payment made by a dissenter as set forth above is unresolved, Pak Mail may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If Pak Mail does not commence the proceeding within the 60 day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded. Pak Mail must commence any proceeding described above in the District Court of the County of Arapahoe, Colorado. Pak Mail must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Jurisdiction in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the power described in the court order appointing them. The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, to exceed the amount paid by Pak Mail, or for the fair value, plus interest, of a dissenter's shares for which Pak Mail elected to withhold payment.

Court and Counsel Fees

The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against Pak Mail; except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against Pak Mail and in favor of the dissenters if the court finds that Pak Mail did not substantially comply with its obligations under the dissenter's rights statute, or (b) against either Pak Mail or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 113 of the CBCA. If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against Pak Mail, the court may award to such counsel reasonable fees to be paid out of the amount awarded to the dissenters who were benefited.

Any written notice required to be sent to Pak Mail by a Pak Mail shareholder electing to exercise his or her dissenter's rights under Article 113 of the CBCA should be sent to P. Evan Lasky at the offices of Pak Mail Centers of America, Inc., 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

                           MARKET FOR THE COMMON STOCK

Common Stock Market Price Information; Dividend Information

Pak Mail's common stock is sporadically traded on the over-the-counter market under the trading symbol "PMCX". The following table sets forth for the periods indicated the high and low sales prices for Pak Mail's common stock:

                                                High                 Low
                                                ----                 ---
2002
----
1st Quarter                                     $0.15               $0.06
2nd Quarter                                      0.15                0.06
3rd Quarter                                      0.06                0.06
4th Quarter                                      0.15                0.03

Pak Mail has been unable to identify reliable sales price information for 2001, and accordingly information for 2001 has been omitted. Dividends have not been declared on Pak Mail's common stock in the past two years, and we do not expect dividends to be declared in the foreseeable future.

Common Stock Purchase Information

Neither Pak Mail nor any of its executive officers or directors, or the Principals or any of their affiliates, has engaged in any transaction with respect to Pak Mail's common stock within the past 60 days. In addition, since October 17, 2000 none of the foregoing persons has purchased any of Pak Mail's common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of __________, 2003, the record date for determining which of our shareholders are entitled to vote at the special meeting or any adjournment or postponement thereof, by each person or group known by us to beneficially own more than five percent of outstanding common stock, each director and named executive officer, and by all directors and executive officers as a group. Beneficial ownership was calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding under the Exchange Act. Unless otherwise indicated, the holders of all shares shown in the table have sole voting and investment power with respect to such shares. As of the record date, there were 3,877,737 issued and outstanding shares of our common stock, and 2,216.688 shares of our Series C preferred stock were issued and outstanding.

--------------------------------------------------------------------------------
Name and Address                             Amount and Nature of       Percent
of Beneficial Holder                        Beneficial Ownership(1)   of Class
--------------------------------------------------------------------------------
J. S. Corcoran                                   2,898,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
John W. Grant                                         800                   (3)
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
F. Edward Gustafson                              2,925,578(2)              75.4%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
P. Evan Lasky                                      22,000(4)                (3)
7173 South Havana Street, Suite 600
Englewood, Colorado  80112
303-957-1000
--------------------------------------------------------------------------------
Laura K. McGrath                                       0                    (3)
701 Harger Road, Suite 190
Oak Brook, Illinois 60523
630-571-4433
--------------------------------------------------------------------------------
All directors and executive officers as       2,949,378(2)(4)              75.6%
a group (5 persons)
--------------------------------------------------------------------------------
Donald P. Kelly                                  2,997,078(2)              77.3%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
C&G Management Company, Inc.                     2,897,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523
630-571-4433
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name and Address                             Amount and Nature of       Percent
of Beneficial Holder                        Beneficial Ownership(1)   of Class
--------------------------------------------------------------------------------
D.P. Kelly and Associates, L.P.                  2,897,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
Norcross Corporation                             2,897,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523
630-571-4433
--------------------------------------------------------------------------------
Norcross Partners L.P.                           2,897,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois 60523
630-571-4433
--------------------------------------------------------------------------------
Pak Mail Investment Partnership L.P.             2,897,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------
Pak Mail Acquisition Corp.                       2,897,078(2)              74.7%
701 Harger Road, Suite 190
Oak Brook, Illinois  60523
630-571-4433
--------------------------------------------------------------------------------

(1) Beneficial ownership is calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 as amended, and the rules promulgated thereunder. Accordingly, the "Amount and Nature of Beneficial Ownership" and the "Percent of Class" for each person listed in the table are based upon the assumption that stock options which are exercisable currently or within 60 days after the date of this proxy statement held by such person have been exercised. Unless otherwise indicated, the persons listed in the table have sole voting and investment power of the shares listed for such person.
(2) Includes 2,897,078 shares owned by Pak Mail Acquisition Corp., 2,404,264 of which were contributed by PMIP and 492,814 of which were contributed by D.P. Kelly. PMIP and D.P. Kelly together own 100% of the equity interest in Pak Mail Acquisition Corp. and may therefore, pursuant to Rule 13d-3 under the Exchange Act, be deemed to constitute a "group" and to jointly beneficially own the 2,897,478 shares of Pak Mail common stock owned by Pak Mail Acquisition Corp. Norcross Partners is the general partner of PMIP, and Norcross Corp. is the general partner of Norcross Partners. Messrs. Kelly and Gustafson are executive officers and directors of, and Messrs. Kelly, Gustafson and Corcoran own the entire equity interest in, Norcross Corp. Mr. Kelly's ownership interest is held through his revocable trust. As a result of the control exercised by Messrs. Kelly, Gustafson and Corcoran over Norcross Corp., the control exercised by Norcross Corp. over Norcross Partners and the control exercised by Norcross Partners over PMIP, each of Messrs. Kelly, Gustafson and Corcoran and each of Norcross Corp. and Norcross Partners may be deemed to share the beneficial ownership of Pak Mail common stock beneficially owned by PMIP. C&G Management is the general partner of D.P. Kelly. Messrs. Kelly and Gustafson are executive officers and directors of, and own the entire equity interest in, C&G Management. Mr. Kelly's ownership interest is held through his revocable trust. As a result of the control exercised by Messrs. Kelly and Gustafson over C&G Management and the control exercised by C&G Management over D.P. Kelly, each of Messrs. Kelly and Gustafson and C&G Management may be deemed to share the beneficial ownership of the Pak Mail common stock beneficially owned by D.P. Kelly.
(3)  Less than 1%.
(4)  Includes 22,000 shares of common stock subject to stock options.

None of the persons listed in the table above have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past five years, nor were any of the persons listed in the table above a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

All of our executive officers, directors and affiliates have indicated that they currently intend to vote their shares in favor of the merger agreement and the merger because they believe that it is in the best interests of Pak Mail, and is the best decision in order to maximize the return on their investments in Pak Mail.

                            DIRECTORS AND MANAGEMENT

Pak Mail Centers of America, Inc.

Set forth below are the name of each director and executive officer of Pak Mail and his or her position with Pak Mail. The table below also sets forth the material occupations, positions, offices and employment of each executive officer and director of Pak Mail and the name of any corporation or other organization in which any material occupation, position, office or employment of each such person was held during the last five years. All directors and officers are citizens of the United States.

--------------------------------------- ---------------------- -------------------------------------------------------
Name, Age and Position                     Director or           Principal Occupations During
in Pak Mail                               Officer Since          the Last Five Years
--------------------------------------- ---------------------- -------------------------------------------------------
P. Evan Lasky, 61                       March 1988             President and Chief Executive Officer of Pak Mail
(President, Chief Executive Officer                            since March, 2002.  Executive Vice President of Pak
and Secretary)                                                 Mail from March, 1988 through February, 2002.
--------------------------------------- ---------------------- -------------------------------------------------------
Alex Zai, 43                            May 1996               Executive Vice President of Pak Mail since May,
(Executive Vice President)                                     1996.  Director of store operations of Pak Mail since
                                                               April, 1994.
--------------------------------------- ---------------------- -------------------------------------------------------
J.S. Corcoran, 58                       September 1989         Self-employed as a business consultant since October,
(Director)                                                     1996.
--------------------------------------- ---------------------- -------------------------------------------------------
John W. Grant, 77                       September 1989         Retired since September, 1987.
(Director)
--------------------------------------- ---------------------- -------------------------------------------------------
F. Edward Gustafson, 61                 September 1989         Executive officer of D.P. Kelly & Associates, L.P., a
(Director)                                                     firm offering management services, and related
                                                               entities, since November, 1988.  Executive officer of
                                                               Viskase Companies, Inc., a manufacturer of food
                                                               products used in the preparation and packaging of
                                                               processed meat products, since June, 1989.  Director
                                                               of Viskase Companies, Inc. since December, 1993.
                                                               Executive officer of Viskase Corporation, a
                                                               wholly-owned subsidiary of Viskase Companies, Inc.,
                                                               from February, 1990 to August, 1993 and June, 1998 to
                                                               present.
--------------------------------------- ---------------------- -------------------------------------------------------

                                       48

--------------------------------------- ---------------------- -------------------------------------------------------
Name, Age and Position                     Director or           Principal Occupations During
in Pak Mail                               Officer Since          the Last Five Years
--------------------------------------- ---------------------- -------------------------------------------------------
Laura K. McGrath, 46                    September 1989         General Partner of KMK & Associates, a general
(Director)                                                     partnership engaged in investment activities, since
                                                               May, 1986.  President of Emerald Valley Farms, Inc.,
                                                               a farm land acquisition and management company since
                                                               March, 1999.  Treasurer of the Donald P. and Byrd M.
                                                               Kelly Foundation, a family foundation that focuses on
                                                               educational support for non-profit organizations,
                                                               since November, 1988.
--------------------------------------- ---------------------- -------------------------------------------------------

None of the persons listed in the table above have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past five years, nor were any of the persons listed in the table above a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Pak Mail Acquisition Corp.

Set forth below are the name of each director and executive officer of Pak Mail
Acquisition Corp. and his position with Pak Mail Acquisition Corp. The table below also sets forth the material occupations, positions, offices and employment of each executive officer and director of Pak Mail Acquisition Corp.
and the name of any corporation or other organization in which any material occupation, position, office or employment of each such person was held during the last five years. All directors and officers are citizens of the United
States.

--------------------------------------- ---------------------- -------------------------------------------------------
Name, Age and Position                   Director or Officer   Principal Occupation During
in Pak Mail Acquisition Corp.                   Since          the Last Five Years
--------------------------------------- ---------------------- -------------------------------------------------------
F. Edward Gustafson, 61                 October 2002           President and Director of Pak Mail Acquisition Corp.
(Director and President)                                       since October, 2002.   Executive officer of D.P.
                                                               Kelly & Associates, L.P., a firm offering management
                                                               services, and related entities since November, 1988.
                                                               Executive officer of Viskase Companies, Inc., a
                                                               manufacturer of food products used in the preparation
                                                               and packaging of processed meat products, since June,
                                                               1989.  Director of Viskase Companies, Inc. since
                                                               December, 1993.  Executive officer of Viskase
                                                               Corporation, a wholly-owned subsidiary of Viskase
                                                               Companies, Inc., from February, 1990 to August, 1993
                                                               and June 1998 to present.
--------------------------------------- ---------------------- -------------------------------------------------------
Arthur H. Krantz, 56                    October 2002           Executive Vice President, Secretary and Treasurer of
(Executive Vice President, Secretary                           Pak Mail Acquisition Corp. since October 2002.
and Treasurer)                                                 Executive officer of C&G Holdings Inc., a holding
                                                               company for investments, for more than the past five
                                                               years.
--------------------------------------- ---------------------- -------------------------------------------------------

None of the persons listed in the table above have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor were any of the persons listed in the table above a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains or incorporates by reference certain forward-looking statements and information relating to Pak Mail that are based on the beliefs of management as well as assumptions made by and information currently available to Pak Mail. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts, including statements regarding the completion of the proposed merger. When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," "should" and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of Pak Mail with respect to future events, including the completion of the proposed merger, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of Pak Mail to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including:

     o    delays in receiving any required regulatory and other approvals;

     o    the failure of shareholders to approve the merger agreement;

     o    intensity of competition in Pak Mail's market;

     o    taxation levels;

     o effects of national and regional economic and market conditions, labor and marketing costs; and

     o various other factors, otherwise referenced in this proxy statement and the annexes and exhibits attached hereto.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, planned or intended. Pak Mail does not intend, or assume any obligation, to update these forward-looking statements to reflect actual results, changes in assumptions or changes in the factors affecting such forward-looking statements. Forward-looking statements made in connection with a going-private transaction are excluded from the safe harbor forward-looking statements.

                              INDEPENDENT AUDITORS

The consolidated financial statements of Pak Mail for each of the years in the three year period ended November 30, 2001 included in Pak Mail's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001 enclosed with this proxy statement, have been audited by Ehrhardt Keefe Steiner & Hottman, P.C., independent accountants, as stated in their reports appearing therein. It is not expected that representatives of Ehrhardt Keefe Steiner & Hottman, P.C. will be present at the Special Meeting.

                       SHAREHOLDER MEETINGS AND PROPOSALS

In the event the merger agreement is approved by a majority of Pak Mail's shareholders, the Principals do not intend to have additional shareholder meetings. However, in the event that there are additional shareholder meetings, pursuant to Rule 14a-8 under the Exchange Act promulgated by the SEC, any shareholder of Pak Mail who wishes to present a proposal at the next Annual Meeting of Shareholders of Pak Mail (in the event the merger is not consummated), and who wish to have such proposal included in Pak Mail's proxy statement for that meeting, must deliver a copy of such proposal to Pak Mail at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, Attention:
Corporate Secretary within thirty (30) days following Pak Mail's first public announcement regarding the date for any such annual meeting. There is no specific deadline for submitting proposals outside of Rule 14a-8.

                              AVAILABLE INFORMATION

No person is authorized to give any information or to make any representations, other than as contained in this proxy statement, in connection with the merger agreement or the merger, and, if given or made, such information or representations may not be relied upon as having been authorized by Pak Mail or any of the Principals. The delivery of this proxy statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of Pak Mail since the date hereof.

Neither Pak Mail nor the Principals have made provisions to grant unaffiliated shareholders access to their respective corporate files or to provide counsel or appraisal services to any unaffiliated shareholder at the expense of either Pak Mail or the Principals. Because the merger is a "going private" transaction, Pak Mail Acquisition Corp. and Pak Mail have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the merger. This proxy statement does not contain all of the information set forth in the Schedule 13E-3 and the exhibits thereto. Copies of the Schedule 13E-3 and the exhibits thereto are available for inspection and copying at the principal executive offices of Pak Mail during regular business hours by any interested shareholder of Pak Mail, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to P. Evan Lasky, Pak Mail Centers of America, Inc., 7173 South Havana Street, Suite 600, Englewood, Colorado 80112.

Pak Mail is currently subject to the information requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Copies of such reports, proxy statements and other information, as well as the Schedule 13E-3 and the exhibits thereto, may be reviewed on the SEC's website at http://www.sec.gov. The mailing address for the SEC is 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

The following financial information is incorporated by reference to Pak Mail's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001, as amended by the Form 10-KSB/A filed with the SEC on January 8, 2003, and its Quarterly Report on Form 10-QSB for the quarterly period ended August 31, 2002, as amended by the Form 10-QSB/A filed with the SEC on January 8, 2003, all of which are enclosed with this proxy statement:

(1) Audited financial statements for the fiscal years ending November 30, 2000 and November 30, 2001;

(2) Unaudited balance sheets, comparative year-to-date income statements and related earnings per share data, statements of cash flows, and comprehensive income required to be included in Pak Mail's 10-QSB for the quarter ended August 31, 2002; and

(3) Pak Mail's book value per share as of November 30, 2002, after giving effect to the aggregate liquidation preference of $2,482,668 with respect to the Series C preferred stock, was $(.80).

Audited financial statements for the fiscal year ending November 30, 2002 are attached to this proxy statement as Annex G.

                             PRO FORMA INFORMATION

We have not provided any pro forma data giving effect to the proposed merger. We do not believe such information is material to you in evaluating the merger proposal because:

     o    the proposed merger consideration is all cash; and

     o if the proposed merger consideration is completed, our common stock would cease to be publicly traded and unaffiliated shareholders would not retain or receive a continuing interest in our business.

                       WHERE YOU CAN FIND MORE INFORMATION

The SEC allows Pak Mail to "incorporate by reference" information into this proxy statement, which means that Pak Mail can disclose important information by referring you to another document filed separately with the SEC. The following documents previously filed by Pak Mail with the SEC are incorporated by reference in this proxy statement and are deemed to be a part hereof:

(1) Pak Mail's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001, as amended by the Form 10-KSB/A filed with the SEC on January 8, 2003;

(2) Pak Mail's Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 2002, as amended by the Form 10-QSB/A filed with the SEC on January 8, 2003;

(3) Pak Mail's Quarterly Report on Form 10-QSB for the fiscal quarter ended May 31, 2002, as amended by the Form 10-QSB/A filed with the SEC on January 8, 2003;

(4) Pak Mail's Quarterly Report on Form 10-QSB for the fiscal quarter ended August 31, 2002, as amended by the Form 10-QSB/A filed with the SEC on January 8, 2003; and

(5) Pak Mail's Current Report on Form 8-K filed October 21, 2002.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or replaces such statement. Forward-looking statements made in connection with a going-private transaction generally are excluded from the safe harbor for forward-looking statements.

Pak Mail undertakes to provide by first class mail, without charge and within one business day of receipt of any written or oral request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to P. Evan Lasky, Pak Mail Centers of America, Inc., 7173 South Havana Street, Suite 600, Englewood, Colorado 80112; (303) 957-1000.

                                     ANNEX A


                          AGREEMENT AND PLAN OF MERGER
                                   dated as of
                                October 17, 2002
                                 by and between
                        PAK MAIL CENTERS OF AMERICA, INC.
                                       and
                           PAK MAIL ACQUISITION CORP.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
BACKGROUND.....................................................................1
ARTICLE I - THE MERGER.........................................................1
     SECTION 1.1  THE MERGER...................................................1
     SECTION 1.2  THE CLOSING..................................................1
     SECTION 1.3  EFFECTIVE TIME...............................................1
     SECTION 1.4  EFFECTS OF THE MERGER........................................1
     SECTION 1.5  ORGANIZATIONAL DOCUMENTS.....................................2
     SECTION 1.6  DIRECTORS AND OFFICERS.......................................2
     SECTION 1.7  CONVERSION OF SHARES.........................................2
     SECTION 1.8  PURCHASER COMMON STOCK.......................................2
ARTICLE II - PAYMENT...........................................................3
     SECTION 2.1  SURRENDER OF CERTIFICATES....................................3
     SECTION 2.2  EXCHANGE AGENT; CERTIFICATE SURRENDER PROCEDURES.............3
     SECTION 2.3  TRANSFER BOOKS...............................................3
     SECTION 2.4  TERMINATION OF FUNDS.........................................4
     SECTION 2.5  LOST CERTIFICATES............................................4
     SECTION 2.6  NO RIGHTS AS SHAREHOLDER.....................................4
     SECTION 2.7  WITHHOLDING..................................................4
     SECTION 2.8  OPTIONS......................................................4
ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................5
     SECTION 3.1  CORPORATE EXISTENCE AND POWER................................5
     SECTION 3.2  CORPORATE AUTHORIZATION; APPROVALS...........................5
     SECTION 3.3  GOVERNMENTAL AUTHORIZATION...................................5
     SECTION 3.4  NON-CONTRAVENTION............................................6
     SECTION 3.5  CAPITALIZATION...............................................6
     SECTION 3.6  SUBSIDIARY...................................................6
     SECTION 3.7  SEC DOCUMENTS................................................7
     SECTION 3.8  FINANCIAL STATEMENTS; LIABILITIES............................7
     SECTION 3.9  INFORMATION TO BE SUPPLIED...................................8
     SECTION 3.10  ABSENCE OF CERTAIN CHANGES..................................8
     SECTION 3.11  LITIGATION AND LEGAL COMPLIANCE.............................8
     SECTION 3.12  TAXES.......................................................8
     SECTION 3.13  CONTRACTS...................................................9
     SECTION 3.14  EMPLOYEE BENEFIT PLANS; LABOR MATTERS.......................9
     SECTION 3.15  INTELLECTUAL PROPERTY......................................10
     SECTION 3.16  REAL PROPERTY..............................................10
     SECTION 3.17  BROKERS' FEES; OPINION OF FINANCIAL ADVISOR................10
ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..................11
     SECTION 4.1  CORPORATE EXISTENCE AND POWER...............................11
     SECTION 4.2  CORPORATE AUTHORIZATION; APPROVALS..........................11
     SECTION 4.3  SHARE OWNERSHIP.............................................11
     SECTION 4.4  GOVERNMENTAL AUTHORIZATION..................................11
     SECTION 4.5  NON-CONTRAVENTION...........................................11
     SECTION 4.6  INFORMATION TO BE SUPPLIED..................................12
     SECTION 4.7  LITIGATION..................................................12
     SECTION 4.8  AVAILABILITY OF FUNDS.......................................12
     SECTION 4.9  BROKERS' FEES...............................................12

ARTICLE V - COVENANTS.........................................................12
     SECTION 5.1  REASONABLE BEST EFFORTS.....................................12
     SECTION 5.2  INTERIM OPERATIONS..........................................13
     SECTION 5.3  SHAREHOLDER MEETING.........................................13
     SECTION 5.4  CERTAIN FILINGS.............................................13
     SECTION 5.5  DIRECTOR AND OFFICER LIABILITY..............................14
     SECTION 5.6  PUBLIC ANNOUNCEMENTS........................................15
     SECTION 5.7  ACCESS TO INFORMATION.......................................15
     SECTION 5.8  NOTICE OF DEVELOPMENTS......................................16
ARTICLE VI - CONDITIONS TO THE CONSUMMATION OF THE MERGER.....................16
     SECTION 6.1  CONDITIONS TO THE OBLIGATIONS OF EACH PARTY.................16
     SECTION 6.2  CONDITIONS TO THE OBLIGATIONS OF THE COMPANY................16
     SECTION 6.3  CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER..............16
ARTICLE VII - TERMINATION.....................................................17
     SECTION 7.1  TERMINATION.................................................17
     SECTION 7.2  EFFECT OF TERMINATION.......................................18
     SECTION 7.3  FEES AND EXPENSES...........................................18
ARTICLE VIII - MISCELLANEOUS..................................................18
     SECTION 8.1  NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES...............18
     SECTION 8.2  SUCCESSORS AND ASSIGNS......................................18
     SECTION 8.3  AMENDMENT...................................................18
     SECTION 8.4  SEVERABILITY................................................18
     SECTION 8.5  EXTENSION OF TIME; WAIVER...................................18
     SECTION 8.6  COUNTERPARTS................................................19
     SECTION 8.7  DESCRIPTIVE HEADINGS........................................19
     SECTION 8.8  NOTICES.....................................................19
     SECTION 8.9  NO THIRD-PARTY BENEFICIARIES................................19
     SECTION 8.10  ENTIRE AGREEMENT...........................................19
     SECTION 8.11  GOVERNING LAW..............................................20

                             TABLE OF DEFINED TERMS


          Affiliates                                       Section 3.9
          Agreement                                        Preamble
          Articles of Merger                               Section 1.3
          Certificate                                      Section 2.1
          Closing                                          Section 1.2
          Closing Date                                     Section 1.2
          Colorado Business Corporation Act                Background
          Company                                          Preamble
          Constituent Corporations                         Section 1.1
          Contracts                                        Section 3.13(a)
          Disclosure Schedules                             Article III
          Dissenting Shares                                Section 1.7(c)
          Effective Time                                   Section 1.3
          Employee Plan                                    Section 3.14(a)
          ERISA                                            Section 3.14(a)
          Exchange Act                                     Section 3.2(b)
          Exchange Agent                                   Section 2.2
          Financial Advisor                                Section 3.17(a)
          Financial Statements                             Section 3.8(a)
          GAAP                                             Section 3.8(a)
          Governmental Entity                              Section 3.3
          Indemnified Parties                              Section 5.5(a)
          Intellectual Property                            Section 3.15
          Knowledge of the Company                         Section 3.11(a)
          Laws                                             Section 3.11(a)
          Lien                                             Section 3.6
          Material Adverse Effect                          Section 3.1
          Merger                                           Background
          Merger Consideration                             Section 1.7(a)
          Options                                          Section 2.8(a)
          Option Plans                                     Section 2.8(a)
          Outside Date                                     Section 7.1
          Purchaser                                        Preamble
          Preferred Shares                                 Section 3.5(a)
          Proxy Statement                                  Section 5.4(a)
          Recommendation                                   Section 5.3
          SEC                                              Section 3.7
          SEC Documents                                    Section 3.7
          Securities Act                                   Section 3.3
          Shareholder Approval                             Section 3.2(c)
          Shareholder Meeting                              Section 5.3
          Shares                                           Section 1.7(a)
          Subsidiary                                       Section 3.1
          Surviving Corporation                            Section 1.1
          Tax                                              Section 3.12(a)
          Tax Returns                                      Section 3.12(a)

                          AGREEMENT AND PLAN OF MERGER

          This AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of October 17, 2002 is made by and between Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), and Pak Mail Acquisition Corp., a Colorado corporation (the "Purchaser").

                                   BACKGROUND

          The Board of Directors of each of the Company and the Purchaser deem it advisable and in the best interests of their respective companies and shareholders to consummate the merger of the Purchaser with and into the Company, upon the terms and subject to the conditions set forth herein (the "Merger"), and have adopted resolutions in accordance with Articles 101 to 117 of Title 7 of the Colorado Revised Statutes, as amended (the "Colorado Business Corporation Act"), adopting and approving this Agreement, the Merger and the other transactions contemplated herein.

          NOW THEREFORE, in consideration of the mutual agreements contained in this Agreement, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   THE MERGER

          Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3) the Purchaser will be merged with and into the Company in accordance with the provisions of the Colorado Business Corporation Act. Following the Merger, the Company will continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of the Purchaser will cease. The Purchaser and the Company are sometimes referred to collectively as the "Constituent Corporations."

          Section 1.2 The Closing. Unless this Agreement has been terminated pursuant to Section 7.1, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at 10:00 a.m., local time, on a date to be specified by the parties that is no later than the third business day following satisfaction or waiver of the conditions set forth in Article VI (the "Closing Date"), at the offices of Jenner & Block, LLC, One IBM Plaza, Chicago, Illinois, unless another date, time or place is agreed to in writing by the parties.

          Section 1.3 Effective Time. Upon the terms and subject to the conditions of this Agreement, on the Closing Date (or on such other date as the parties may agree) the Company will file with the Colorado Secretary of State appropriate articles of merger (the "Articles of Merger") and make all other filings or recordings required by the Colorado Business Corporation Act in connection with the Merger. The Merger will be consummated on the later of the date on which the Articles of Merger have been filed with the Colorado Secretary of State or such time as is agreed upon by the parties and specified in such Articles of Merger. The time the Merger becomes effective in accordance with the Colorado Business Corporation Act is referred to in this Agreement as the "Effective Time."

          Section 1.4 Effects of the Merger. The Merger will have the effects set forth in this Agreement and Article 111 of the Colorado Business Corporation Act. Without limiting the generality of the foregoing, as of the Effective Time, the Surviving Corporation will succeed to all the properties, rights, privileges, powers, franchises and assets of the Constituent Corporations, and all debts, liabilities and duties of the Constituent Corporations will become debts, liabilities and duties of the Surviving Corporation.

          Section 1.5 Organizational Documents. At the Effective Time, the articles of incorporation and bylaws of the Company (as in effect immediately prior to the Effective Time), will become the articles of incorporation and bylaws of the Surviving Corporation until thereafter amended in accordance with their respective terms and the Colorado Business Corporation Act.

          Section 1.6 Directors and Officers. The directors and the officers of the Company at the Effective Time will be the initial directors and officers of the Surviving Corporation and will hold office from the Effective Time in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

          Section 1.7 Conversion of Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the Company or the Purchaser or their respective shareholders:

          (a) each share of the Company's common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the "Shares"), other than Shares owned by the Purchaser that are to be canceled pursuant to (b) below and Dissenting Shares (as defined in (c) below) will be converted into the right to receive, upon the surrender of the certificate formerly representing such Share in accordance with this Agreement, $0.0516 in cash, without interest (the "Merger Consideration");

          (b) each Share owned immediately prior to the Effective Time by the Purchaser will be canceled and extinguished; and

          (c) notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has complied with all of the relevant provisions of Article 113 of the Colorado Business Corporation Act regarding appraisal for such Shares ("Dissenting Shares"), will not be converted into a right to receive the Merger Consideration, unless such holder fails to perfect or withdraws or otherwise loses its right to appraisal. The Company will give the Purchaser prompt written notice of any and all demands for appraisal rights, withdrawal of such demands and any other communications delivered to the Company pursuant to Article 113 of the Colorado Business Corporation Act, and the Company will give the Purchaser the opportunity, to the extent permitted by applicable Law (as defined in Section 3.11), to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of the Purchaser, the Company will not voluntarily make any payment with respect to any demand for appraisal rights and will not settle or offer to settle any such demand. Each holder of Dissenting Shares who becomes entitled to payment for such Dissenting Shares under the provisions of Article 113 of the Colorado Business Corporation Act, will receive payment thereof from the Surviving Corporation and such Dissenting Shares will no longer be outstanding and will automatically be canceled and retired and will cease to exist.

          (d) At the Effective Time, each issued and outstanding share of Series C preferred stock, par value $1,000 per share, of the Company will become one issued and outstanding share of Series C preferred stock, par value $1,000 per share, of the Surviving Corporation.

          Section 1.8 Purchaser Common Stock. Each share of common stock, par value $0.001 per share, of the Purchaser outstanding immediately prior to the Effective Time will be automatically canceled at the Effective Time, and the holders thereof shall receive in exchange therefore, one share of common stock in the Surviving Corporation for each such canceled share.

                                   ARTICLE II
                                     PAYMENT

          Section 2.1. Surrender of Certificates. From and after the Effective Time, each holder (except for Purchaser) of a certificate that immediately prior to the Effective Time represented an outstanding Share (a "Certificate") will be entitled to receive in exchange therefor, upon surrender thereof to the Exchange Agent (as defined in Section 2.2), the Merger Consideration into which the Shares evidenced by such Certificate were converted pursuant to the Merger. No interest will be payable on the Merger Consideration to be paid to any holder of a Certificate irrespective of the time at which such Certificate is surrendered for exchange.

          Section 2.2 Exchange Agent; Certificate Surrender Procedures.

          (a) On or prior to the Effective Time, the Purchaser and the Company will designate (and enter into an agreement with) an institution or trust company to act as exchange agent for the Merger Consideration (the "Exchange Agent"). As soon as reasonably practicable after the Effective Time, the Surviving Corporation will deposit with the Exchange Agent, for the benefit of the holders of Shares, the aggregate Merger Consideration required to be paid hereunder. Pending payment of such funds to the holders of Certificates, the Merger Consideration will be held and may be invested by the Exchange Agent as the Surviving Corporation directs (so long as such directions do not impair the rights of holders of Shares) in direct obligations of the United States for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, or commercial pape of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Corporation. Any net profit resulting from, or interest or income produced by, such investments will be payable to the Surviving Corporation or its designee, in the Surviving Corporation's sole discretion. The Purchaser will promptly replace any funds lost through any investment made pursuant to this section. The Exchange Agent will, pursuant to irrevocable instructions, deliver to each holder of Shares under and in accordance with (b) below, the Merger Consideration payable to each such holder. The Merger Consideration deposited with the Exchange Agent will not be used for any purpose other than as set forth in this Agreement.

          (b) As soon as reasonably practicable after the Effective Time, the Surviving Corporation will instruct the Exchange Agent to mail to each record holder of a Certificate (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such Certificates will pass, only upon delivery of Certificates to the Exchange Agent, and will be in such form and have such other provisions as the Surviving Corporation will reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates for the Merger Consideration. Upon the surrender to the Exchange Agent of such Certificates together with a duly executed and completed letter of transmittal and all other documents and other materials required by the Exchange Agent to be delivered in connection therewith, the holder will be entitled to receive the Merger Consideration into which the Certificates so surrendered have been converted in accordance with the provisions of this Agreement. Until so surrendered, each outstanding Certificate will be deemed from and after the Effective Time, for all corporate purposes, to evidence the right to receive the Merger Consideration into which the Shares represented by such Certificate have been converted in accordance with the provisions of this Agreement.

          Section 2.3 Transfer Books. The stock transfer books of the Company will be closed at the Effective Time, and no transfer of any Shares will thereafter be recorded on any of the stock transfer books. In the event of a transfer of ownership of any Shares prior to the Effective Time that is not registered in the stock transfer records of the Company at the Effective Time, the Merger Consideration into which such Shares have been converted in the Merger will be paid to the transferee in accordance with the provisions of
Section 2.2 only if the Certificate is surrendered as provided in Section 2.1 and accompanied by all documents required to evidence and effect such transfer (including evidence of payment of any applicable stock transfer taxes).

          Section 2.4 Termination of Funds. Any portion of the Merger Consideration that remains undistributed one hundred eighty (180) days after the Effective Time will be delivered to the Surviving Corporation upon demand, and each holder of Shares who has not previously surrendered Certificates in accordance with the provisions of this Article II will thereafter look only to the Surviving Corporation for satisfaction of any claims for the Merger Consideration such holder may have. Notwithstanding the foregoing, neither the Purchaser nor the Surviving Corporation will be liable to any former holder of Shares for any portion of the Merger Consideration delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.

          Section 2.5 Lost Certificates. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit (in form and substance reasonably acceptable to the Exchange Agent and the Surviving Corporation) of that fact by the person making such a claim, and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against or with respect to such Certificate, and after fulfillment of any other conditions required by the Exchange Agent or the Surviving Corporation, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration pursuant to Section 2.2.

          Section 2.6 No Rights as Shareholder. From and after the Effective Time, the holders of Certificates will cease to have any rights as shareholders of the Surviving Corporation except as otherwise expressly provided in this Agreement or by applicable Laws, and the Surviving Corporation will be entitled to treat each Certificate that has not yet been surrendered for exchange solely as evidence of the right to receive the Merger Consideration into which the Shares evidenced by such Certificate have been converted pursuant to the Merger.

          Section 2.7 Withholding. The Surviving Corporation will be entitled to deduct and withhold from the Merger Consideration otherwise payable to any former holder of Shares all amounts required by Law to be deducted or withheld therefrom. To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Purchaser.

          Section 2.8 Options.

          (a) As soon as reasonably practicable following the date of this Agreement, the Company's Board of Directors and any committee administering any Option Plan (as defined in (b) below), will adopt such resolutions and/or take such other actions as may be required or appropriate in the reasonable discretion of the Company to effect the provisions of this section. Each option to purchase Shares under any Option Plan unexercised and outstanding immediately prior to the Effective Time (the "Options"), whether or not vested or exercisable, will at the Effective Time be canceled and extinguished and will cease to exist.

          (b) Prior to the Effective Time, the Purchaser and the Company will use their reasonable best efforts to take all actions (including, if appropriate, amending the terms of the Company's 1999 Incentive and Non-statutory Employee Stock Option Plan, as amended prior to the date hereof (collectively, the "Option Plans") or stock option or compensation plans or arrangements of the Purchaser) that are necessary to give effect to the transactions contemplated by, and the terms contained in, this section.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          Except as disclosed in the disclosure schedules of the Company (the "Disclosure Schedules") or the SEC Documents (as defined in Section 3.7), the Company represents and warrants to the Purchaser as follows:

          Section 3.1 Corporate Existence and Power. The Company and the Subsidiary are each corporations duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of incorporation, and have all requisite corporate power and authority to own, lease and operate their respective properties and assets and to carry on their respective businesses as presently being conducted. The Company and the Subsidiary are each duly qualified or licensed to conduct business as a foreign corporation in each jurisdiction where such qualification or licensing is necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below). For purposes of this Agreement, the term "Material Adverse Effect" means any change, effect, occurrence or state of facts that is materially adverse to the business, financial condition, operations or results of operations of the Company and Pak Mail Crating & Freight Service, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), taken as a whole, or the Purchaser, as the case may be; provided, however, that the following are excluded from the definition of "Material Adverse Effect" and from the determination of whether such a Material Adverse Effect has occurred: (i) any change, effect or occurrence that is generally applicable to the shipping, receiving and packaging industry or the economy in general; or (ii) changes in Laws (as defined in Section 3.11) (including common law, rules and regulations or the interpretation thereof) or applicable accounting regulations and principles.

          Section 3.2 Corporate Authorization; Approvals.

          (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the Shareholder Approval (as defined in (c) below), have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of the Purchaser, this Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights, or by general equity principles, including principles of commercial reasonableness, good faith and fair dealing).

          (b) The Company's Board of Directors, or an appropriate committee thereof, has taken (or will take prior to the Merger) all action necessary so that the exemption contemplated by Rule 16b-3(e) promulgated pursuant to the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act") is applicable to the disposition of Shares and Options in or in connection with the Merger by all directors and/or officers of the Company.

          (c) The affirmative vote of the holders of a majority of the outstanding Shares on the applicable record date (the "Shareholder Approval") is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Merger and the consummation of the transactions contemplated hereby.

          Section 3.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not require any filing or registration with, notification to, or authorization, consent or approval of, any federal, state or local governmental authority, court, administrative or regulatory agency or commission (each a "Governmental Entity"), other than: (a) the filing of (i) the Articles of Merger with the Secretary of State of Colorado in accordance with the Colorado Business Corporation Act and (ii) appropriate documents with the relevant authorities of other states or jurisdictions in which the Company or the Subsidiary is qualified to do business; (b) compliance with any applicable requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), and the Exchange Act; (c) such actions as may be required under any applicable state securities or blue sky Laws; and (d) such other actions or filings that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have either a Material Adverse Effect, or to prevent or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

          Section 3.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (a) contravene or conflict with the Company's articles of incorporation or bylaws, or (b) violate, result in a breach of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, result in the creation or imposition of any Lien (as defined in Section 3.6) upon any of the properties or assets of the Company under, or require any consent, approval, notice or filing under, any of the Contracts (as defined in Section 3.13), other than any of the foregoing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.5 Capitalization.

          (a) The authorized capital stock of the Company consists of 200,000,000 Shares and 10,000,000 shares of the Company's preferred stock, without par value, of which 1,500 are designated as Series A preferred stock, 1,000 are designated as Series B preferred stock and 2,500 are designated as Series C preferred stock. As of the close of business on October 15, 2002, (i) 3,650,921 Shares were issued and outstanding and no Shares were held in treasury and (ii) no shares of Series A Preferred Stock were issued, outstanding or held in treasury, (iii) no shares of Series B Preferred Stock were issued, outstanding or held in treasury and (iv) 2,216.668 shares of Series C Preferred Stock (the "Preferred Shares") were issued and outstanding and no Preferred Shares were held in treasury. As of the close of business on October 15, 2002, Options to acquire an aggregate of 172,227 Shares are outstanding under the Option Plans. All outstanding shares of the capital stock of the Company have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights.

          (b) Except as described above, as of the date hereof there are no outstanding (i) shares of capital stock or other voting securities of the Company; (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company; or (iii) options, warrants or other rights to acquire from the Company, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Shares.

          Section 3.6 Subsidiary.

          (a) All of the outstanding shares of capital stock of the Subsidiary are owned directly by the Company free and clear of any Liens and free of any other limitation or restriction, including any limitation or restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interest (other than any of the foregoing that may exist under the Securities Act or any state securities Laws) with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of an asset, provided, however, that the term "Lien" will not include (i) liens for water and sewer charges and current Taxes (as defined in Section 3.12) not yet due and payable or being contested in good faith, (ii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and similar liens, (iii) purchase money liens and liens securing rental payments under capital lease arrangements and (iv) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

          (b) All outstanding shares of the capital stock of the Subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable.

          (c) The Subsidiary does not own or control directly or indirectly, or have any direct or indirect equity participation in, any corporation, partnership, limited liability company, joint venture or other entity.

          Section 3.7 SEC Documents. The Company has filed all material forms, reports and documents required to be filed by it with the Securities and Exchange Commission ("SEC") after January 1, 2000 and prior to the date of this Agreement (together with the amendments and supplements to such filings, the "SEC Documents"). Each SEC Document, as of its filing date (or if amended, as of the date of its last amendment) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be. No SEC Document filed pursuant to the Exchange Act or the Securities Act, as of its filing date or effective date, as applicable (or if amended or supplemented, as of the filing date or effective date, as applicable, of its last amendment or supplement), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          Section 3.8 Financial Statements; Liabilities.

          (a) Each of the consolidated balance sheets included in the SEC Documents fairly presents in all material respects the consolidated financial position of the Company and the Subsidiary as of the respective dates thereof, and the other related consolidated financial statements (including the notes thereto) included therein fairly present in all material respects the results of operations and cash flows of the Company and the Subsidiary for the respective periods or as of the respective dates set forth therein (collectively, the "Financial Statements"). As of the respective filing date for the applicable SEC Document in which it was included, each of the Financial Statements (including the notes thereto) complied in all material respects with the then-applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and was prepared in accordance with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis during the periods or as of the respective dates involved, except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

          (b) There are no material liabilities or obligations of the Company or the Subsidiary of any kind whatsoever, whether accrued or unaccrued, absolute or contingent, liquidated or unliquidated, or due or to become due, in each case, other than liabilities or obligations referenced (whether by value or otherwise) or reflected in the SEC Documents, the Financial Statements or disclosed in the notes thereto (i) incurred since November 30, 2001 in the ordinary course of business; (ii) under this Agreement or in connection with the transactions contemplated hereby; (iii) of the Company and the Subsidiary under the agreements, Contracts, leases, or licenses to which they are parties; and (iv) which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.9 Information to Be Supplied. The information to be supplied by the Company expressly for inclusion or incorporation by reference in the Proxy Statement (as such term is defined in Section 5.4) will comply with the applicable provisions of Section 5.4. The Proxy Statement will (with respect to the Company) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, the Company makes no representations or warranties with respect to any information supplied by, or related to, the Purchaser or any of its Affiliates (as such term is defined in Rule 12b-2 of the regulations promulgated under the Exchange Act, "Affiliates") or advisors that is contained in, or incorporated by reference into, the Proxy Statement.

          Section 3.10 Absence of Certain Changes. Except as otherwise contemplated by this Agreement, since November 30, 2001 the Company and the Subsidiary have conducted their businesses in the ordinary course consistent with past practice, and there has not been (a) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or the Subsidiary that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (b) any action, event, occurrence, development or state of circumstances or facts that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.11 Litigation and Legal Compliance.

          (a) As of the date hereof, there are no claims, actions, suits, proceedings or investigations pending or to the actual knowledge of the executive officers of the Company ("Knowledge of the Company"), threatened by or against the Company or the Subsidiary that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Section 3.11, routine litigation with franchisees that do not involve significant dollar amounts and that are in the ordinary course for a franchisor, will not be deemed to have a Material Adverse Effect. Neither the Company nor the Subsidiary is subject to any outstanding judgment, injunction, order or decree of any Governmental Entity that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no judicial or administrative actions, proceedings or investigations pending, or to the Knowledge of the Company, threatened, which question the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement.

          (b) To the Knowledge of the Company, except for instances of noncompliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and the Subsidiary are in compliance with each federal, state and local law, statute, rule, regulation, ordinance, permit, order or writ (collectively "Laws") to which the Company, the Subsidiary or any of their respective assets or properties is subject.

          (c) To the Knowledge of the Company, each of the Company and the Subsidiary has all permits, licenses, approvals, authorizations of, and registrations with and under all Laws, and from all Governmental Entities required by the Company and the Subsidiary to carry on their respective businesses as currently conducted, except where the failure to have any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.12 Taxes.

          (a) To the Knowledge of the Company, the Company and the Subsidiary have each filed (after taking into account any extensions) all material reports, returns, declarations or other filings required by any taxing authority (collectively, the "Tax Returns") relating to any federal, local and state income, sales, use, transfer, real property, personal property, social security, unemployment, disability, payroll, employee or other withholding or other tax ("Tax") required by any applicable Laws relating to Taxes. All such Tax Returns were correct and complete in all material respects when filed, and all Taxes shown to be owed by the Company or the Subsidiary on such Tax Returns have been paid. Other than any reserve for deferred Taxes established to reflect timing differences between book and Tax treatment, the Company has made accruals for Taxes on the Financial Statements that are adequate to cover, in all material respects, any Tax liability of the Company and the Subsidiary determined in accordance with GAAP through the date of the Financial Statements.

          (b) To the Knowledge of the Company, the Company and the Subsidiary have each withheld with respect to its employees, creditors, independent contractors, shareholders or other parties, all material federal and state income taxes, FICA, FUTA and other Taxes required to be withheld.

          (c) To the Knowledge of the Company, there is no Tax deficiency outstanding, assessed, or to the Knowledge of the Company, proposed against the Company or the Subsidiary, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiary has executed or requested any waiver of any statute of limitations on or extending the period for the assessment or collection of any material federal or material state Tax that is still in effect. There are no liens for Taxes on the assets of Company or of the Subsidiary other than with respect to Taxes not yet due and payable.

          (d) To the Knowledge of the Company, no claim has ever been made by a Governmental Entity in a jurisdiction where any of the Company and the Subsidiary do not file Tax Returns that it is or may be subject to Taxes in that jurisdiction.

          (e) No material federal or state Tax audit or other examination of the Company or the Subsidiary is presently in progress, nor has the Company or the Subsidiary been notified either in writing or, to the Knowledge of the Company, orally of any request for any such federal or state Tax audit or other examination.

          Section 3.13 Contracts.

          (a) Each material contract of the Company or the Subsidiary (each, a "Contract") is a valid, binding and enforceable obligation of the Company, and, to the Knowledge of the Company, of the other party or parties thereto (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights, or by general equity principles, including principles of commercial reasonableness, good faith and fair dealing), and to the Knowledge of the Company, each Contract is in full force and effect.

          (b) Neither the Company nor, to the Knowledge of the Company any other party thereto, is in breach of or default under any term of any Contract or has repudiated any term of any Contract, except for such breaches, defaults or repudiations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (c) The Company has not received any notice of termination, cancellation or non-renewal with respect to any Contract, and to the Knowledge of the Company, no other party to a Contract plans to terminate, cancel or not renew any such agreement.

          Section 3.14 Employee Benefit Plans; Labor Matters.

          (a) Schedule 3.14(a) of the Disclosure Schedules contains an accurate and complete list of each material "employee benefit plan," as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended

("ERISA"), each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits and post-employment or retirement benefits which is maintained or contributed to by the Company or the Subsidiary and covers any employee or former employee of the Company or the Subsidiary ("Employee Plan"). The Company has complied in all material respects with ERISA and all other applicable Laws in connection with the Employee Plans.

          (b) Neither the Company nor the Subsidiary is a party to a collective bargaining agreement or other labor union agreement and, as of the date hereof, with respect to the Company and the Subsidiary, (i) to the Knowledge of the Company, there is no union organizing activity currently underway; (ii) no complaints of discrimination (including charges relating to sex, age, race, national origin, disability or veteran status) are pending before any Governmental Entity; and (iii) no work stoppage or labor dispute is pending.

          (c) None of the Employee Plans will obligate the Company or the Subsidiary to pay any separation, severance, termination or similar benefit solely as a result of any transaction contemplated by this Agreement or solely as a result of a change in control or ownership within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended.

          (d) There are no pending or, to the Knowledge of the Company, threatened actions, suits, investigations or claims with respect to any Employee Plan (other than routine claims for benefits) which would reasonably be expected to result in any material liability to the Company or the Subsidiary (whether direct or indirect), and to the Knowledge of the Company, there are no facts which would reasonably be expected to give rise to any such actions, suits, investigations or claims.

          Section 3.15 Intellectual Property. The Company and the Subsidiary own or have adequate rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on their respective businesses as currently conducted, except where the failure to own or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiary has received any written notice of infringements of or conflict with, the rights of others with respect to the use of any Intellectual Property, other than such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 3.16 Real Property. Neither the Company nor the Subsidiary owns any real property.

          Section 3.17 Brokers' Fees; Opinion of Financial Advisor.

          (a) Except for Duff & Phelps, LLC (the "Financial Advisor"), there is no investment banker, broker or finder that has been retained by, or is authorized to act on behalf of, the Company or the Subsidiary who might be entitled to any fee or commission from the Company, the Subsidiary or the Purchaser upon consummation of the transactions contemplated by this Agreement.

          (b) The Company has received (i) a report of the Financial Advisor dated July 11, 2002 that, as of May 31, 2002 and based on and subject to the assumptions, qualifications and limitations of such opinion, the fair market value of the Shares on a controlling interest basis is reasonably stated in the range of $50,000 to $250,000, and (ii) an opinion from the Financial Advisor dated October 17, 2002 that the Merger Consideration is fair to the Company's shareholders, other than the Purchaser and its affiliates, from a financial point of view.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES OF
                                  THE PURCHASER

          The Purchaser represents and warrants to the Company as follows:

          Section 4.1 Corporate Existence and Power. The Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Colorado, and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently being conducted. The Purchaser is duly qualified or licensed to conduct business as a foreign corporation in each jurisdiction where such qualification or licensing is necessary, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement. Since the date of its incorporation, the Purchaser has not engaged in any activities other than in connection with or as contemplated by this Agreement.

          Section 4.2 Corporate Authorization; Approvals. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby are within the Purchaser's corporate powers and have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights, or by general equity principles, including principles of commercial reasonableness, good faith and fair dealing).

          Section 4.3 Share Ownership. 2,897,078 Shares are owned directly by the Purchaser free and clear of any Liens with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 4.4 Governmental Authorization. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not require any filing or registration with, notification to, or authorization, consent or approval of any Governmental Entity on behalf of the Purchaser, other than (a) the filing of the Articles of Merger in accordance with the Colorado Business Corporation Act; (b) compliance with any applicable requirements of the Securities Act and the Exchange Act; (c) such actions as may be required under any applicable state securities or blue sky Laws, and (d) such other actions or filings that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

          Section 4.5 Non-Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not contravene or conflict with the Purchaser's articles of incorporation or bylaws in any manner which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

          Section 4.6 Information To Be Supplied. The information to be supplied by the Purchaser expressly for inclusion or incorporation by reference in the Proxy Statement will comply with the applicable provisions of Section 5.4. The Proxy Statement will (with respect to the Purchaser) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, the Purchaser makes no representations or warranties with respect to any information supplied by, or related to, the Company or any of its advisors that is contained in, or incorporated by reference into, any of the foregoing documents.

          Section 4.7 Litigation. As of the date hereof, there are no claims, actions, suits, proceedings or investigations pending or to the knowledge of the Purchaser, threatened by or against the Purchaser that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement. The Purchaser is not subject to any outstanding judgment, injunction, order or decree of any Governmental Entity that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on its ability to consummate the transactions contemplated by this Agreement. There are no judicial or administrative actions, proceedings or investigations pending, or to the knowledge of the Purchaser, threatened, which question the validity of this Agreement or any action taken or to be taken by the Purchaser in connection with this Agreement.

          Section 4.8 Availability of Funds. The Purchaser has, or has received a financing commitment pursuant to which it will have, sufficient funds available to enable it to consummate the transactions contemplated by this Agreement as of the Effective Date of the Merger.

          Section 4.9 Brokers' Fees. No investment banker, broker or finder has been retained by, or is authorized to act on behalf of, the Purchaser, or might be entitled to any fee or commission from the Purchaser, the Company or the Subsidiary upon consummation of the transactions contemplated by this Agreement.

                                    ARTICLE V
                                    COVENANTS

          Section 5.1 Reasonable Best Efforts.

          (a) Subject to the terms and conditions hereof, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement as promptly as reasonably practicable, provided that nothing in this section will require the Company to take any action which would be inconsistent with the fiduciary duties of its Board of Directors as such duties would exist under applicable Law in the absence of this section.

          (b) Prior to the Closing Date, each of the parties will (i) give all required notices to third parties and Governmental Entities and use its reasonable best efforts to obtain all third party and governmental consents and approvals that it is required to obtain in connection with this Agreement, the Merger and the other transactions contemplated hereby and (ii) use its reasonable best efforts to prevent any preliminary or permanent injunction or other order by a Governmental Entity that seeks to modify, delay or prohibit the consummation of the transactions contemplated by this Agreement and, if issued, to appeal any such injunction or order through the appellate court or body for the relevant jurisdiction. In connection with the foregoing, each party (y) will promptly notify the other party in writing of any communication received by that party or its Affiliates from any Governmental Entity, and subject to applicable Law, provide the other party with a copy of any such written communication (or written summary of any oral communication), and (z) not participate in any substantive meeting or discussion with any Governmental Entity in respect of any filing, investigation or inquiry concerning the transactions contemplated by this Agreement unless it consults with the other party in advance, and to the extent permitted by such Governmental Entity, give the other party the opportunity to attend and participate thereat.

          (c) In connection with and without limiting the foregoing, the Purchaser and the Company will (i) take all action reasonably necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the other transactions contemplated hereby and (ii) if any such statute or regulation becomes applicable hereto, take all action reasonably necessary to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize or eliminate the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement. The Company and the Purchaser will each furnish to one another and to their respective counsel all such information as may be required in order to accomplish the foregoing actions.

          Section 5.2 Interim Operations. Except as set forth in Schedule 5.2 of the Disclosure Schedules or as otherwise expressly contemplated or permitted hereby or as consented to in writing by the Purchaser, from the date hereof until the Effective Time, the Company will, and will cause the Subsidiary to, conduct its business in all material respects in the ordinary course consistent with past practice and will use its reasonable best efforts to preserve intact its present business organization, assets, licenses, permits, Contracts and relationships with suppliers, customers and others having business relations with it.

          Section 5.3 Shareholder Meeting. As soon as reasonably practicable, the Company will duly call, give notice of, convene and hold a special meeting of its shareholders (the "Shareholder Meeting") for the purpose of obtaining the Shareholder Approval. The Company will set the date for the Shareholder Meeting. Except as required in order to satisfy the fiduciary duties of the Company's Board of Directors under applicable Law, the Company's Board of Directors will recommend approval by its shareholders of this Agreement (the "Recommendation"), will take all lawful action to solicit the Shareholder Approval and will not withdraw the Recommendation.

          Section 5.4 Certain Filings.

          (a) As promptly as reasonably practicable, the Company will prepare and file with the SEC a proxy statement relating to the Shareholder Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement"). Each of the Company and the Purchaser will furnish all information concerning it and the holders of its capital stock as the other may reasonably request in connection with the preparation of the Proxy Statement. The Company will mail the Proxy Statement to its shareholders as promptly as reasonably practicable and, if necessary, after the Proxy Statement has been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, resolicit proxies.

          (b) No amendment or supplement to the Proxy Statement will be made by the Company without the approval of the Purchaser. The Company will advise the Purchaser, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement, or comments thereon and responses thereto, or requests by the SEC for additional information. The Company will use its reasonable best efforts to prepare and file any such amendments and/or respond to any such requests as promptly as reasonably practicable.

          (c) The Company agrees that the information supplied by the Company for inclusion in the Proxy Statement will not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of the Company; (ii) the time of the Shareholder Meeting; and
(iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Purchaser agrees that the information supplied by the Purchaser for inclusion in the Proxy Statement will not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of the Company; (ii) the time of the Shareholder Meeting; and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) If at any time prior to the Effective Time, the Company or the Purchaser discovers any information relating to either party or any of their respective officers or directors that should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information will promptly provide written notice to the other party hereto and the Company will prepare an appropriate amendment or supplement describing such information that will be promptly filed with the SEC and, to the extent required by Law, disseminated to the shareholders of the Company.

          Section 5.5 Director and Officer Liability.

          (a) From and after the Closing Date, the Purchaser will cause the Surviving Corporation to indemnify, defend and hold harmless each person who is now, or has been at any time prior to the Effective Time, a director or officer of the Company or the Subsidiary (collectively, the "Indemnified Parties") from and against all losses, claims, damages and expenses (including reasonable attorney's fees and expenses) arising out of or relating to actions or omissions, or alleged actions or omissions, occurring at or prior to the Effective Time to the fullest extent permitted from time to time by the Colorado Business Corporation Act.

          (b) Any initial determination required to be made with respect to whether any Indemnified Party may be entitled to indemnification will, if requested by such Indemnified Party, be made by independent legal counsel selected by the Indemnified Party and reasonably satisfactory to the Surviving Corporation.

          (c) Subject to the remainder of this section, to the fullest extent permitted from time to time under the Colorado Business Corporation Act, the Purchaser will cause the Surviving Corporation to pay on an as-incurred basis the reasonable fees and expenses of each Indemnified Party (including reasonable attorney's fees and expenses) in advance of the final disposition of any action, suit, proceeding or investigation that is the subject of the right to indemnification, subject to reimbursement in the event such Indemnified Party is not entitled to indemnification.

          (d) The provisions providing for director and officer indemnification, abrogation of liability and advancement of expenses set forth in the articles of incorporation or bylaws of the Company or any other applicable existing agreement in effect as of the date hereof, will apply to each Indemnified Party with respect to all matters occurring on or prior to the Effective Time. The foregoing will not be deemed to restrict the right of the Surviving Corporation to modify the provisions of its articles of incorporation relating to director and officer indemnification, abrogation of liability or advancement of expenses with respect to events or occurrences after the Closing Date, but such modifications will not adversely affect the rights of the Indemnified Parties hereunder. The Purchaser will cause the Surviving Corporation to honor the provisions of this subsection.

          (e) Subject to any requirements pursuant to applicable insurance policies that might conflict with the provisions of this subsection, in the event any action, suit, investigation or proceeding is brought against any Indemnified Parties and under applicable standards of professional conduct there is a conflict of interest on any significant issue between the position of the Purchaser (or the Surviving Corporation) and an Indemnified Party, the Indemnified Parties may retain counsel, which counsel will be reasonably satisfactory to the Purchaser, and the Purchaser will cause the Surviving Corporation to pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided, however, that (i) the Purchaser or the Surviving Corporation will have the right to assume the defense thereof (which right will not affect the right of the Indemnified Parties to be reimbursed for separate counsel as specified in the preceding sentence); (ii) the Purchaser and the Indemnified Parties will cooperate in the defense of any such matter; and (iii) neither the Purchaser nor the Surviving Corporation will be liable for any settlement effected without its prior written consent which requires either such party to pay any sum of money.

          (f) Upon learning of any loss, claim, damage or expense that may give rise to a claim for indemnity hereunder, any Indemnified Party will promptly notify the Purchaser thereof in writing, but any failure to give such notice will not affect the indemnification obligations of any party under this section unless such failure jeopardizes or prejudices the Purchaser or the Surviving Corporation in any material respect.

          (g) The rights of each Indemnified Party hereunder will be in addition to any other rights such Indemnified Party may have under the articles of incorporation or bylaws of the Surviving Corporation or any of their respective subsidiaries, under the Colorado Business Corporation Act, under agreements in effect as of the date hereof or otherwise. Notwithstanding anything to the contrary contained in this Agreement or otherwise, the provisions of this section will survive the consummation of the Merger, and each Indemnified Party will, for all purposes, be a third party beneficiary of the covenants and agreements contained in this section and, accordingly, will be treated as a party to this Agreement for purposes of the rights and remedies relating to enforcement of such covenants and agreements and will be entitled to enforce any such rights and exercise any such remedies directly against the Purchaser and the Surviving Corporation.

          Section 5.6 Public Announcements. The initial press releases, if any, issued by each party announcing the Merger and the transactions contemplated by this Agreement will be in a form that is mutually acceptable to the Purchaser and the Company. Thereafter, the Purchaser and the Company will consult with one another before issuing any press releases or otherwise making any public announcements (including communications with employees) with respect to the transactions contemplated by this Agreement, and except as may be required by fiduciary duties, applicable Law or by the rules and regulations of the SEC or of the National Association of Securities Dealers in connection with the trading of the Shares on the over-the-counter market, will not issue any such press release or make any such announcement prior to such consultation.

          Section 5.7 Access to Information. The Company will, and will cause the Subsidiary to, afford the Purchaser and its officers, employees, agents and representatives full access to all premises, properties, employees, information, books, records, Contracts and documents of or pertaining to the Company and the Subsidiary.

          Section 5.8 Notice of Developments. The Company and the Purchaser will each give prompt written notice to the other of the occurrence of any event that would reasonably be expected to result in a Material Adverse Effect on either party. Each of the Company and the Purchaser will give prompt written notice to the other of the occurrence or failure to occur of an event that would, or, with the lapse of time would reasonably be expected to cause any condition to the consummation of the Merger not to be satisfied.


                                   ARTICLE VI
                  CONDITIONS TO THE CONSUMMATION OF THE MERGER

          Section 6.1 Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

          (a) the Company will have obtained the Shareholder Approval; and

          (b) no order, decree, ruling, judgment or injunction will have been enacted, entered, promulgated or enforced by any Governmental Entity of competent jurisdiction that prohibits the Merger and the consummation of the transactions contemplated by this Agreement substantially on the terms contemplated hereby, and continue to be in effect.

          Section 6.2 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived by the
Company:

          (a) the representations and warranties of the Purchaser set forth in
Article IV will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

          (b) the Purchaser will have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by it under this Agreement at or prior to the Effective Time; and

          (c) the Purchaser will have delivered to the Company a certificate, dated as of the Closing Date and signed by an executive officer, certifying the satisfaction of the conditions set forth.

          Section 6.3 Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived by the
Purchaser:

          (a) the representations and warranties of the Company set forth in
Article III will be true and correct in all material respects, in each case as of the Effective Time (except to the extent expressly made as of an earlier date, in which case, as of such date);

          (b) the Company will have performed or complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Effective Time;

          (c) from the date of this Agreement to the Effective Time, there will not have been any event or development that has or could, individually or in the aggregate, have a Material Adverse Effect with respect to the Company;

          (d) the Company will have delivered to the Purchaser a certificate, dated as of the Closing Date and signed by an executive officer, certifying the satisfaction of the conditions set forth above; and

          (e) no new claim, action, suit, proceeding or investigation will be pending or threatened against the Company or the Subsidiary that relates to the transactions contemplated by this Agreement or that otherwise may reasonably be expected to have a Material Adverse Effect with respect to the Company.

                                   ARTICLE VII
                                   TERMINATION

          Section 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

          (a) by mutual written agreement of the Purchaser and the Company;

          (b) by either the Purchaser or the Company, if:

              (i) the Merger has not been consummated by January 31, 2003 (the "Outside Date") provided that the party seeking to terminate this Agreement pursuant to this clause has not breached in any material respect its obligation under this Agreement in any manner that has substantially contributed to the failure to consummate the Merger on or before the Outside Date;

              (ii) (A) an order, decree, ruling, judgment or injunction has been entered by a Governmental Entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such order, decree, ruling, judgment or injunction has become final and non-appealable, and (B) the party seeking to terminate this Agreement pursuant to this clause has used its reasonable best efforts to remove such order, decree, ruling, judgment or injunction; or

              (iii) at the Shareholder Meeting (including any adjournment or postponement thereof), the Shareholder Approval will not have been obtained, unless such failure to obtain the Shareholder Approval is the result of a material breach of this Agreement by the party seeking to terminate this Agreement;

          (c) by the Company if (i) the Purchaser (A) breaches or fails to perform or comply with any of its material covenants and agreements contained herein, or (B) breaches its representations and warranties in any material respect such that the conditions in Section 6.1 or 6.2 would not be satisfied, and such breach is not cured within 20 days after written notice of such breach is given by the Company, or (ii) subject to compliance with the provisions of
Section 5.3, if the Company's Board of Directors has withdrawn the Recommendation; and

          (d) by the Purchaser if (i) the Company (A) breaches or fails to perform or comply with any of its material covenants and agreements contained herein, or (B) breaches its representations and warranties in any material respect such that the conditions in Section 6.1 or 6.3 would not be satisfied, and such breach is not cured within 20 days after written notice of such breach is given by the Purchaser, (ii) the Company's Board of Directors has withdrawn the Recommendation, or (iii) a claim, action, suit, proceeding or investigation is filed, instituted, commenced or threatened against the Company or the Subsidiary on or after the date of this Agreement that relates to the transactions contemplated by this Agreement or that otherwise may reasonably be expected to have a Material Adverse Effect with respect to the Company.

          Section 7.2 Effect of Termination. If any party terminates this Agreement pursuant to Section 7.1, all rights and obligations of the parties hereunder will terminate without any liability of any party to any other party, except for any liability of any party then in breach, provided that the provisions of this section, Section 7.3 and Article VIII will remain in full force and effect and survive any termination of this Agreement.

          Section 7.3 Fees and Expenses. All fees and expenses incurred in connection with the transactions contemplated hereby will be paid by the party incurring such expenses, whether or not the Merger is consummated.

                                  ARTICLE VIII
                                  MISCELLANEOUS

          Section 8.1 Nonsurvival of Representations and Warranties. None of the representations and warranties contained in this Agreement or in any certificate, instrument or other writing delivered pursuant to this Agreement will survive the Merger or the termination of this Agreement. Only the covenants contained in Article I and Article II, Section 5.5, Section 7.2, Section 7.3 and
Article VIII will survive the Effective Time.

          Section 8.2 Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations provided by this Agreement will be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, however, that the Purchaser may assign all or any portion of its rights, interests or obligations hereunder to one or more Affiliates of the Purchaser. Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          Section 8.3 Amendment. This Agreement may be amended by the execution and delivery of a written instrument by or on behalf of the Purchaser and the Company at any time before or after the Shareholder Approval, provided that after obtaining the Shareholder Approval, no amendment to this Agreement will be made without the approval of the shareholders of the Company if and to the extent such approval is required under the Colorado Business Corporation Act.

          Section 8.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          Section 8.5 Extension of Time; Waiver. At any time prior to the Effective Time, the parties may extend the time for performance of or waive compliance with any of the covenants, agreements or conditions of the other party to this Agreement, and may waive any breach of the representations or warranties of such other party. No agreement extending or waiving any provision of this Agreement will be valid or binding unless it is in writing and is executed and delivered by or on behalf of the party against which it is sought to be enforced.

          Section 8.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all such counterparts taken together will constitute one and the same Agreement.

          Section 8.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and will not constitute a part of this Agreement.

          Section 8.8 Notices. Any notice, request, instruction or other document to be given hereunder will be in writing and delivered personally or sent by registered or certified mail (postage prepaid) or by facsimile, according to the instructions set forth below. Such notices will be deemed given: at the time delivered by hand, if personally delivered; three business days after being sent by registered or certified mail; and at the time when receipt is confirmed by the receiving facsimile machine if sent by facsimile, as follows:

          If to the Purchaser, to:           Pak Mail Acquisition Corp.
                                             701 Harger Road
                                             Oak Brook, Illinois  60523
                                             Attn.:  F. Edward Gustafson
                                             Facsimile:  (630) 571-0959

          With a copy (which will
          not constitute notice), to:        Jenner & Block, LLC
                                             One IBM Plaza
                                             Chicago, Illinois  60611
                                             Attn.:  Thomas A. Monson
                                             Facsimile:  (312) 840-8711

          If to the Company, to:             Pak Mail Centers of America, Inc.
                                             7173 South Havana Street
                                             Suite 600
                                             Englewood, Colorado  80112
                                             Attn.:  P. Evan Lasky
                                             Facsimile:  (800) 336-7363

          With a copy (which will
          not constitute notice), to:        Perkins Coie LLP
                                             1899 Wynkoop, Suite 700
                                             Denver, CO 80202-1043
                                             Attn.:  Kim I. McCullough
                                             Facsimile:  (303) 291-2400

or to such other address or to the attention of such other party that the recipient party has specified by prior written notice to the sending party in accordance with the preceding.

          Section 8.9 No Third-Party Beneficiaries. Except as provided pursuant to Section 5.5, the terms and provisions of this Agreement will not confer third-party beneficiary rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

          Section 8.10 Entire Agreement. This Agreement, the Disclosure Schedules and the other documents referred to herein collectively constitute the entire agreement among the parties and supersede any prior and contemporaneous understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

          Section 8.11 Governing Law. THIS AGREEMENT AND THE DISCLOSURE SCHEDULES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO ANY LAW OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF COLORADO TO BE APPLIED.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first set forth above.


                                            PAK MAIL CENTERS OF AMERICA, INC.


                                            By:  /s/  P. Evan Lasky
                                               --------------------------------
                                                      P. Evan Lasky

                                            Its:  President and Chief Executive
                                                  -----------------------------
                                                  Officer
                                                  -----------------------------


                                            PAK MAIL ACQUISITION CORP.


                                            By:  /s/  F. Edward Gustafson
                                               --------------------------------
                                                      F. Edward Gustafson

                                            Its:  President
                                                  -----------------------------

                                     ANNEX B

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

     This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October 28, 2002, is made by and between Pak Mail Centers of America, Inc., a Colorado corporation (the "Company"), and Pak Mail Acquisition Corp., a Colorado corporation (the "Purchaser").

                                    RECITALS
                                    --------

     A.The parties hereto (the "Parties") are the Parties to that certain Agreement and Plan of Merger, dated as of October 17, 2002 (the "Merger Agreement") by and between the Company and the Purchaser.

     B.The Parties now wish to amend the Merger Agreement to modify the capitalization information provided therein.

     NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Merger Agreement.

     Section 2. Amendments to the Merger Agreement. Section 1.7(d) is hereby deleted in its entirety, and the following is inserted in place thereof:

          "(d) At the Effective Time, each issued and outstanding share of Series C preferred stock, without par value, of the Company will become one issued and outstanding share of Series C preferred stock, without par value, of the Surviving Corporation."

Section 3.5(a) of the Merger Agreement is hereby deleted in its entirety, and the following is inserted in place thereof:

          "(a) The authorized capital stock of the Company consists of 200,000,000 Shares and 10,000,000 shares of the Company's preferred stock, without par value, of which 1,500 are designated as Series A preferred stock, 1,000 are designated as Series B preferred stock and 2,500 are designated as Series C preferred stock. As of the close of business on October 15, 2002, (i) 3,877,737 Shares were issued and outstanding and no Shares were held in treasury and (ii) no shares of Series A preferred stock were issued, outstanding or held in treasury, (iii) no shares of Series B preferred stock were issued, outstanding or held in treasury and (iv) 2,216.668 shares of Series C preferred stock (the "Preferred Shares") were issued and outstanding and no Preferred Shares were held in treasury. As of the close of business on October 15, 2002, Options to acquire an aggregate of 108,160 Shares were outstanding under the Option Plans. All outstanding shares of the capital stock of the Company have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights."

     Section 3. Effect. Except as amended hereby, the Merger Agreement shall remain in full force and effect in all respects.

     Section 4. Representations. Each of the Parties hereto represents to the other that (i) the execution, delivery and performance of this Amendment are within its corporate powers, (ii) except for the adoption of this Amendment by the affirmative vote of a majority in voting interests of the outstanding shares of the Parties, this Amendment has been duly authorized by all necessary corporate action, and (iii) this Amendment has been duly and validly executed and delivered.

     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all such counterparts taken together shall constitute one and the same agreement.

     Section 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO ANY LAW OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF COLORADO TO BE APPLIED.

                                       ***

     IN WITNESS WHEREOF, the Amendment has been duly executed by the Parties hereto as of the day and year first written above.

PAK MAIL CENTERS OF AMERICA, INC.


By :  /s/  P. Evan Lasky
    ------------------------------
           P. Evan Lasky
           President and Chief Executive Officer


PAK MAIL ACQUISITION CORP.


By :  /s/  F. Edward Gustafson
    ------------------------------
           F. Edward Gustafson
           President

                                     ANNEX C


    * 2029 CENTURY PARK EAST, SUITE 820 * LOS ANGELES, CA 90067 *310-284-8008
                              * FAX 310-284-8130 *

DUFF & PHELPS


October 23, 2002

Board of Directors
Pak Mail Centers of America, Inc.
7173 S. Havana Street, Suite 600
Englewood, CO 80112

Ladies and Gentleman:

Duff & Phelps ("Duff & Phelps") has been engaged by Pak Mail Centers of America, Inc. ("Pak Mail" or the "Company") to act as financial advisor to the Board of Directors of the Company in connection with a contemplated transaction (the "Transaction"), as summarized below. Specifically, Duff & Phelps has been engaged to provide an opinion (the "Opinion") as to whether the price to be paid to the minority common shareholders of the Company is fair to the minority common shareholders from a financial point of view.

Transaction Overview
--------------------

It is our understanding that the Transaction will be structured as a merger whereby an acquisition subsidiary formed by D.P. Kelly & Associates, L.P. and Pak Mail Investment Partnership L.P. (collectively the "Purchasers") would merge with and into the Company. According to the Company's filings with the United States Securities and Exchange Commission, the Company has 3,877,737 shares of common stock outstanding and 2,216.668 shares of Series C Preferred Stock outstanding. The Purchasers together own 2,897,078 shares (74.7%) of the Company's common stock and 2,216.668 shares (100%) of the Series C Preferred Stock. In the merger, each share of the Company's common stock, other than shares owned by the Purchasers or their affiliates, totaling 980,659 shares or (25.3%), would be canceled and converted into the right to receive $0.0516 in cash.

In connection with the Transaction, we understand that the Company intends to file a certificate with the United States Securities and Exchange Commission to terminate its public company reporting obligations under Section 15(d) of the Securities Exchange Act of 1934. Pak Mail also intends to de-list its common stock and terminate public market trading therein.


Due Diligence
-------------

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Our due diligence with regards to the Transaction is summarized below.

o Met with certain members of senior management of Pak Mail to discuss the history, financial condition, future prospects and projected performance of the Company;

o Visited the Company's headquarters and training centers in Englewood, Colorado and Pak Mail retail stores located in Englewood, Colorado and Anaheim, California;

o Reviewed the Company's audited financial statements for fiscal year 1996 through 2001 and internal financial statements for the nine months ended August 31, 2002;

o Reviewed the Company's financial projections for fiscal years 2002 through 2006, as prepared by management;

o Reviewed various other Company documents including, but not limited to SEC filings (10Ks, 10Qs, etc.), franchise agreements, offering circulars and other relevant Company information; and

o Reviewed the historical trading price and trading volume of Pak Mail common stock;

o    Reviewed certain articles and press releases regarding Pak Mail;

o Reviewed agreement and plan of merger related to the Transaction as provided by management of Pak Mail;

o Reviewed economic and industry information and conducted such studies, analyses and investigations as we deemed appropriate.

Our Opinion is based upon an analysis of the foregoing in light of our assessment of the general, economic and financial market conditions, as they can be evaluated by us, as of the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing our Opinion. Duff & Phelps has not previously provided financial advisory services to the Company.

In connection with our Opinion, with your permission and without any independent verification, we have assumed that all information reviewed by us with respect to the Company, whether supplied by Pak Mail or obtained by us from publicly available sources, is true, correct and complete in all material respects and does not contain any untrue statements of material fact or omit to state a material fact necessary to make the information supplied to us not misleading. Any inaccuracies in or omissions from the information on which we relied could materially affect our Opinion. Furthermore, we have assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements made available to us.

In rendering this Opinion, we have assumed that the Transaction occurs on terms that are described in the Agreement and Plan of Merger and that Pak Mail has complied with all applicable federal, state, and local regulations and laws. It should be recognized that we are not making any recommendation as to whether the shareholders of the Company should vote in favor of the Transaction or any other matter. Any summary of, or reference to, the Opinion, any verbal presentation with respect thereto, or other references to Duff & Phelps in connection with the Transaction, will in each instance be subject to Duff & Phelps' prior review and written approval (which shall not be unreasonably withheld). The Opinion will not be included in, summarized or referred to in any manner in any materials distributed to the public or the security holders of the Company, or filed with or submitted to any governmental agency, without Duff & Phelps' express, prior written consent (which shall not be unreasonably withheld).

The Opinion is delivered subject to the conditions, scope of engagement, limitations and understandings set forth in the Opinion and our engagement letter, and subject to the understanding that the obligations of Duff & Phelps in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Duff & Phelps shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

Conclusion
----------

Based on our analysis, and relying on the accuracy and completeness of all information provided to us, it is our opinion that, as of this date, the price to be paid to the minority common shareholders of the Company is fair to the minority common shareholders from a financial point of view.

                                            Respectfully submitted,


                                            /s/  Duff & Phelps
                                            -----------------------------------
                                                 Duff & Phelps

                                            DUFF & PHELPS

                                     ANNEX D



                               DUFF & PHELPS, LLC




                         F A I R N E S S  A N A L Y S I S

  P R E S E N T A T I O N  T O  T H E  B O A R D  O F  D I R E C T O R S  O F


           P A K M A I L  C E N T E R S  O F  A M E R I C A , IN C .


                           O C T O B E R 1 7 , 2 0 0 2


                          CORPORATE ADVISORS SINCE 1932
                CHICAGO | | LOS ANGELES | | NEW YORK | | SEATTLE


The information contained herein is of a confidential nature and is intended for the exclusive use of the persons
or firm to whom it is furnished by us. Reproduction, publication, or dissemination of portions hereof
         may not be made without prior approval of Duff & Phelps, LLC.

Table of Contents

I.       Summary of Engagement
II.      Fairness Considerations
III.     Summary of Due Diligence
IV.      Qualitative Factors Considered
V.       Analysis of Going Concern Value
            A.    Discounted Cash Flow Analysis
            B.    Market Multiple Analysis
            C.    Preferred Stock Analysis
VI.      Hypothetical Liquidation Analysis
VII.     Current and Historical Trading Prices
VIII.    Conclusions
Appendix
            A.    Comparable Company Business Descriptions

Summary of Engagement

Duff & Phelps, LLC ("Duff & Phelps") has been engaged by Pak Mail Centers of America, Inc. ("Pak Mail" or the "Company") to act as financial advisor to the Board of Directors of the Company in connection with a contemplated transaction (the "Transaction"), as summarized below. Specifically, Duff & Phelps has been engaged to provide an opinion (the "Opinion") as to whether the price to be paid to the minority common shareholders of the Company is fair from a financial point of view.

It is our understanding that the Transaction will be structured as a merger whereby an acquisition subsidiary formed by D.P. Kelly & Associates, L.P. and Pak Mail Investment Partnership L.P. (collectively the "Purchasers") would merge with and into the Company. According to the Company's filings with the United States Securities and Exchange Commission, the Company has 3,877,737 shares of common stock outstanding. The Purchasers together own 2,897,078 shares (74.7%) of the Company's common stock. In the merger, each share of the Company's common stock, other than shares owned by the Purchasers or their affiliates, totaling 980,659 shares or (25.3%), would be canceled and converted into the right to receive $0.0516 in cash.

In connection with the Transaction, we understand that the Company intends to file a certificate with the United States Securities and Exchange Commission to terminate its public company reporting obligations under Section 15(d) of the Securities Exchange Act of 1934. Pak Mail also intends to de-list its common stock and terminate public market trading therein.

Our Opinion is based upon an analysis of the foregoing in light of our assessment of the general, economic and financial market conditions, as they can be evaluated by us, as of the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing our Opinion.

In connection with our Opinion, with your permission and without any independent verification, we have assumed that all information reviewed by us with respect to the Company, whether supplied by Pak Mail or obtained by us from publicly available sources, is true, correct and complete in all material respects and does not contain any untrue statements of material fact or omit to state a material fact necessary to make the information supplied to us not misleading. Any inaccuracies in or omissions from the information on which we relied could materially affect our Opinion. Furthermore, we have assumed that there has been no material change in the assets, financial condition, business, or prospects of the Company since the date of the most recent financial statements made available to us.

It should be recognized that we are not making any recommendation as to any specific actions that might be taken by the Company's shareholders.

Duff & Phelps was not engaged to render, nor are we purporting to render, any appraisal or definitive report as to the value (under an orderly liquidation scenario or otherwise) of the Company's securities or individual assets or liabilities. The enclosed estimates have been prepared based upon the information we have obtained from the Company and their representatives, which information we have assumed is reliable. Furthermore, the conditions affecting the value of the assets we have reviewed, including the market for such assets, have changed significantly over the past two years and may continue to change significantly in the future.

In rendering this Opinion, we have assumed that the Transaction occurs on terms that are described in the Agreement and Plan of Merger and that Pak Mail has complied with all applicable federal, state, and local regulations and laws.

This Opinion is delivered subject to the conditions, scope of engagement, limitations and understandings set forth in the Opinion and our engagement letter, and subject to the understanding that the obligations of Duff & Phelps in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Duff & Phelps shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

Fairness Considerations

Considered qualitative factors related to engaging in this transaction.

Analyzed the consideration to be received by the common shareholders in the Transaction, relative to:

     o Going Concern Value (Discounted Cash Flow Analysis and Market Multiple Analysis)

     o    Hypothetical Liquidation Value

     o    Current and Historical Trading Prices and Volume

     o    Net Book Value

     o Amounts that might be received by shareholders in alternative transactions

Summary of Due Diligence

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Our due diligence with regards to the Transaction is summarized below.

Met with certain members of senior management of Pak Mail to discuss the history, financial condition, future prospects and projected performance of the Company;

Visited the Company's headquarters and training centers in Englewood, Colorado and Pak Mail retail stores located in Englewood, Colorado and Anaheim, California;

Review of the Company's audited financial statements for fiscal year 1996 through 2001 and internal financial statements for the nine months ended August 31, 2002;

Review of the Company's financial projections for fiscal years 2002 through 2006, as prepared by management;

Review of various other Company documents including, but not limited to SEC filings (10Ks, 10Qs, etc.), franchise agreements, offering circulars and other relevant Company information; and

Reviewed the historical trading price and trading volume of Pak Mail common stock;

Reviewed certain articles and press releases regarding Pak Mail;

Reviewed agreement and plan of merger related to the Transaction as provided by management of Pak Mail;

Reviewed economic and industry information and conducted such studies, analyses and investigations as we deemed appropriate.

Qualitative Factors Considered

Financial Performance and Condition of Pak Mail

Over the five-year period ended November 30, 2001 and the nine months ended August 31, 2002, Pak Mail recorded aggregate revenues of $26.9 million, and aggregate net losses of $1.35 million.

Through funding from the Purchasers, the Company issued $1.2 million in Series A Preferred Stock in 1991 and issued $1.0 million in Series B Preferred Stock in 1993. In 1997, Pak Mail converted its Series A and B Preferred Stock into Series C Preferred Stock totaling $2.2 million. In 2000, the Company borrowed $400,000 from the Purchasers.

The Purchasers provided this $2.2 million in Preferred Stock funding to support losses incurred during the early 1990's. The Company borrowed the $400,000 in 2000 to fund an investment in a point of sale software program.

From 1997 to early 2001, the Company developed a point of sale software program for inclusion in the Pak Mail operating system. In April 2001, the Company determined it did not have the resources necessary to update and maintain software and management decided to abandon the project. The Company spent approximately $1.3 million on costs associated with the development of the point of sale software.

Subsequently, these capitalized costs have been written off and charged to earnings in 2000 and 2002.

The Company's net book value as of August 31, 2002 was negative $848,000.

Industry Conditions and Competition

The business in which Pak Mail operates is highly fragmented and competitive. According to management estimates, the industry presently consists of more than 9,000 stores of which approximately 55% are franchised and 45% are independents.

Pak Mail's competition comes from national franchisors, independents and specialty service providers and the United States Postal Service which competes with Pak Mail on several fronts. The following table illustrates the five largest franchisors in terms of number of stores:

                                Top 5 Franchisors
                             Packaging and Shipping

              Company Name                                Stores
              Mail Boxes, Etc.                            4,527
              PostNet Postal & Business Centers           650
              Pak Mail Center of America, Inc.            384
              Postal Annex+                               241
              Handle With Care Packaging Stores           152

              Source:  International Franchise Association


Given Pak Mail's historical results, and the current investment environment, the Company has been unable to attract a strategic alliance partner or obtain additional outside funding that management believes is necessary to develop critical mass and compete effectively. Potential strategic partners and investors have been unwilling to pursue a business combination as long as Pak Mail remains a publicly traded entity.

Pak Mail does not benefit from being a public Company.

No analyst coverage exists for the Company's common stock. Analyst coverage typically provides for increased awareness/interest in a stock among the investment community.

Pak Mail's stock is thinly traded. While the Company's shareholders do not enjoy the liquidity benefits typically associated with public stocks, they incur the costs associated with Pak Mail's public status.

The Company spends approximately $50,000 in annual legal, accounting and other miscellaneous fees associated with Pak Mail's public status. These fees could be eliminated in a going-private scenario.

In light of the preceding, Pak Mail's board of directors has determined that the current "going private" Transaction offers liquidity to minority shareholders, cost savings by eliminating public company expenses and provides operational flexibility to the Company going forward.

Analysis of Going Concern Value

Our going concern analysis of Pak Mail common stock consisted of the following:

Discounted Cash Flow Analysis

Public Market Price Analysis

Preferred Stock Analysis

Discounted Cash Flow Analysis


Primary components to value in using the Discounted Cash Flow approach:

o The present value of interim cash flows plus the present value of the terminal value (i.e., value at the end of the projection period).

o Terminal value, or continuing value of operations beyond the last projection year, was determined at the end of the projection period using a Gordon Growth Model.

Assumptions for Projections
o Projections of income and expenses, including capital expenditure and certain balance sheet assumptions for 2002 through 2006, were provided by management. The projections exclude the cost of being a public company.

o Other cash flow items, including changes in working capital and future capital expenditures were projected by Duff & Phelps.

o Duff & Phelps added the present value of the tax-affected portion of the net operating loss carryforwards to our concluded value of invested capital.

o The terminal value was calculated using a long-term growth rate of 3% and discount rates ranging from 17% to 19% based on Pak Mail's capital structure assumed to consist of 20% debt, 10% common equity and 70% preferred.

Conclusion
o The DCF analysis provides total enterprise value indications ranging from $1.45 million to $1.67 million.



Discounted Cash Flow Analysis (cont'd)
                                       --------------------------------------------------------------
                                               Actual                                    Adjusted (1)
For Fiscal Years Ended November 30,      1997         1998         1999         2000    9 Mo. 8/31/02
                                       --------------------------------------------------------------

INCOME STATEMENT SUMMARY
Total Revenues                         4,147,607    4,596,089    5,076,144    5,146,140     3,143,676

  Cost of Sales:                       1,967,689    2,090,656    2,421,735    2,322,590     1,524,330

Gross Profit                           2,179,918    2,505,433    2,654,409    2,823,550     1,619,345

Operating Expenses
  General & Administrative             1,765,735    1,859,272    2,061,493    2,596,832     1,326,489
  Advertising                            178,783      166,698      143,429      171,844        76,238

Total Operating Expenses:              1,944,518    2,025,970    2,204,922    2,768,676     1,402,727

Operating Cashflow (EBITDA)              235,400      479,463      449,487       54,874       216,618

  Total Depreciation & Amortization       57,810       85,446       85,446      224,839        47,607

Operating Income (EBIT)                  177,590      413,000      364,041     (169,965)      169,011

Debt-Free Income                         327,920      569,586      368,789     (786,583)      178,870

(1) Adjusted for unusual or nonrecurring items including discontinued computer and software operations.



                                       --------------------------------------------------------------
                                                                                                                     Projected
   For Fiscal Years Ended November 30,   2002         2003         2004         2005          2006
                                       --------------------------------------------------------------

INCOME STATEMENT SUMMARY

Total Revenues                         4,152,795    4,335,481    4,618,366    4,901,452     5,184,738

  Cost of Sales:                       1,976,700    2,078,539    2,212,250    2,345,632     2,478,686

Gross Profit                           2,176,095    2,256,941    2,406,116    2,555,820     2,703,052

Operating Expenses
  General & Administrative             1,798,160    1,864,257    1,939,714    2,058,610     2,177,590
  Advertising                            105,000      108,150      111,395      114,736       118,178

Total Operating Expenses:              1,903,160    1,972,407    2,051,108    2,173,346     2,295,768

Operating Cashflow (EBITDA)              272,935      284,535      355,008      382,474       407,284

  Total Depreciation & Amortization       53,671       51,672       45,673       22,202        19,202

Operating Income (EBIT)                  219,264      232,863      309,335      360,272       388,082

Debt-Free Income                         229,264      242,863      319,335      370,272       398,082

                                                 D-14



Discounted Cash Flow Analysis (con'td)

                                                                               Projected
                                                      --------------------------------------------------------          Terminal
For Fiscal Years Ended November 30,                        2002        2003        2004       2005        2006            Value
                                                      --------------------------------------------------------
                                                         3 Months
Debt-Free Net Cash Flow  (DFNCF)                          49,195     219,282     324,926     352,353     377,125

Debt-Free Income Before Taxes                                                                                            387,582
   Less:  Income Taxes                           40%                                                                    (155,033)
   Plus:  (Increase) in Net Working Capital                                                                              (15,159)
                                                                                                                      ----------
Normalized Debt Free Net Cash Flow (DFNCF)                                                                               217,390

     2006 DFNCF                                                                                                          217,390 (a)
     Growth Rate into Perpetuity                                                                                             3.0%
     Terminal Value using Discount Rate (19%)                                                                          1,399,448
     Terminal Value using Discount Rate (17%)                                                                          1,599,369
                                                          --------------------------------------------------------
Discount Period                                            0.125       0.750       1.750       2.750       3.750
                                                          --------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Discount Factor at                               19%      0.9785      0.8777      0.7376      0.6198      0.5208          0.5208
                                                      --------------------------------------------------------------------------
Discounted Interim DFNCFs                                 48,137     192,461     239,650     218,386     196,419
Discounted Terminal Value                                                                                                728,879

Total Discounted Interim DFNCFs                          895,052
Discounted Terminal Value                                728,879
Discounted Net Operating Loss Carryforwards              237,344 (b)
                                                      ----------
Indicated Value of Invested Capital                    1,861,275
   Less:  Interest-Bearing Debt                          412,880
Indicated Equity Value                                $1,448,395
                                                      ==========
--------------------------------------------------------------------------------------------------------------------------------
Discount Factor at                               17%      0.9806      0.8889      0.7598      0.6494      0.5550          0.5550
                                                      --------------------------------------------------------------------------
Discounted Interim DFNCFs                                 48,239     194.923     246.865     228,806     209,806
Discounted Terminal Value                                                                                                887,670

Total Discounted Interim DFNCFs                          928,141
Discounted Terminal Value                                887,670
Discounted Net Operating Loss Carryforwards              262,751 (b)
                                                      ----------
Indicated Value of Invested Capital                    2,078,563
   Less:  Interest-Bearing Debt                          412,880
Indicated Equity Value                                $1,665,683
                                                      ==========
--------------------------------------------------------------------------------------------------------------------------------

(a) Reflects debt-free net cash flow projected for 2006, adjusted to reflect a normalized level of taxes and to reconcile terminal year capital expenditures with terminal year depreciation. (b) Reflects the tax affected portion of the net operating loss carryforwards (totaling $674,000) available to offset taxable income after the terminal year discounted back to present.

                                                              D-15

Market Multiple Analysis

Utilized pricing indications from comparable public companies

Evaluated financial performance and investment characteristics of selected companies versus Pak Mail.

Determined projected levels of Company's earnings and cash flow generating capability going forward and adjusted for unusual or nonrecurring items including, professional fees associated with being a publicly traded company and discontinued computer and software operations.

Applied appropriate multiples to Pak Mail's adjusted historical and projected levels as follows:


------------------------------------------------------------------------------------------------------------
                                           COMPARABLE PUBLIC COMPANY ANALYSIS
------------------------------------------------------------------------------------------------------------
               Representative        Selected           Enterprise                Total         Equity Value
                    Level            Multiple              Value                   Debt           (rounded)
------------------------------------------------------------------------------------------------------------

Revenue         4,100,000     x        0.45x    =        1,845,000       -       412,880    =     1,432,120
Adjusted EBITDA   325,000     x        5.0x     =        1,625,000       -       412,880    =     1,212,120
Adjusted EBIT     275,000     x        6.0x     =        1,650,000       -       412,880    =     1,237,120

                                                     -------------------------------------------------------
Indicated Equity Value Range                         Low   1,212,120           Mean              1,293,800
                                                     High  1,432,120           Median            1,237,100


Market Multiple Analysis - Comparable Public Companies


Requires the careful screening and selection of public companies that are similar to Pak Mail from an investment perspective.

The identification of closely comparable companies is made even more difficult by the unique nature of Pak Mail, which operates as a marketer of Pak Mail store franchises. The Company's principal source of revenue is derived from royalties and franchise fees as well as from the sale of certain equipment, supplies, forms and materials to franchisees.

Screening criteria:
Selected companies that sell franchise businesses within a myriad of industries, including printing, shipping and packaging, restaurants and others.

Selected companies that generate a large portion of revenues from royalties and fees from franchisees. The company was not a foreign company.

Identified 8 companies that are considered to have some of the same investment risks and attributes as Pak Mail, and therefore, considered these companies' valuation multiples.

Some of the comparable franchise companies generate a portion of their earnings from owned franchises and have large capital outlays in order to support store operations. Therefore, some of the comparable franchise companies have substantially different capital and cost structures.

Market Multiple Analysis - Comparable Public Companies

To better evaluate the group of comparable public companies, we segregated them by company-owned stores, franchised stores and industry focus of the businesses as follows:

----------------------------------------------------------------------------------------------------------------------
                                                               Company
                                                                Owned         Total                 Industry
Company                                     Franchises       Franchises      Stores                   Focus
----------------------------------------------------------------------------------------------------------------------

BCT International, Inc. (BCTI)                  84                0            84                   Printing
Dwyer Group, Inc. (DWYR)                        994               6           1,000            Specialty Services*
Emerging Vision, Inc. (ISEE)                    169              34            203               Optical/Eyecare
Global Business Services, Inc. (GBSS)           35               20            55         Postal and Business Services
Nathan's Famous, Inc. (NATH)                    386              25            411                 Restaurant
Noble Roman's Inc. (NROM)                       27                3            30                  Restaurant
Pizza Inn, Inc. (PZZI)                          131              66            197                 Restaurant
Schlotzsky's Inc. (BUNZ)                        44               10            54                  Restaurant

* Specialty services include, plumbing, carpet, electrical, appliances, air and glass.


                                                         D-18




Market Multiple Analysis - Comparable Public Companies

                                 Common     Equity   Capitalized               LTM         Common Stock Price as a Multiple of
                               Stock Price   Value      Value     Debt /    Revenues     LTM     Projected Book Value
Company                        (10/10/02)(in millions)(in millions)MVIC*  (in millions)  EPS        EPS     Per Share
------------------------------------------------------------------------------------------------------------------------------

BCT INTERNATIONAL INC (BCTI)     $0.71        $4         $4         7.8%      $17        4.7x       NA        0.2x
DWYER GROUP INC (DWYR)            3.55        25         29        14.4        23       10.1        7.7        1.3
EMERGING VISION INC (ISEE)        0.04         1          2        53.8        18        NM         NA         NM
GLOBAL BUSINESS SERVICES (GBSS)** 0.67         6          7         6.8         4        NM         NA         0.9
NATHANS FAMOUS INC (NATH)         3.26        20         22         7.8        42       15.7        NA         1.0
NOBLE ROMANS INC (NROM)           0.90        14         30        34.7         6       30.0        NA        -3.7
PIZZA INN INC (PZZI)              1.68        17         34        50.3        65        7.2        NA         5.8
SCHLOTZSKY'S INC (BUNZ)           3.75        27         57        52.1        62       12.1       25.0        0.4

Highest                                       27         57        53.8        65       30.0       25.0        5.8
Lowest                                         1          2         6.8         4        4.7        7.7       -3.7

Mean                                          14         23        28.5        30       13.3       16.4        0.8
Median                                        16         26        24.5        20       11.1       16.4        0.9


                                    Capitalized Value as a Multiple of                       Growth Rates
                                   LTM  Projected   LTM   Projected   LTM      LTM   3-yr. CAGR   LTM  3-yr. CAGR Long-term
Company                          EBITDA  EBITDA    EBIT     EBIT   Revenues Revenues  Revenues  EBITDA   EBITDA  Proj. EPS
--------------------------------------------------------------------------------------------------------------------------

BCT INTERNATIONAL INC (BCTI)       6.1     NA      9.5x      NA       0.2     -5.6%     -1.8%     NM     -52.9%         NA
DWYER GROUP INC (DWYR)             7.0     5.2     10.5      6.9      1.3     18.9      15.6     25.1      NM           NA
EMERGING VISION INC (ISEE)         NM      NA       NM       NA       0.1    -11.5     -15.8      NM       NM           NA
GLOBAL BUSINESS SERVICES (GBSS)**  NM      NA       NM       NA       1.5      NM        NA       NM       NA           NA
NATHANS FAMOUS INC (NATH)          7.0     NA      28.7      NA       0.5     -6.6      13.2    -39.5      3.2          NA
NOBLE ROMANS INC (NROM)           13.8     NA      14.2      NA       5.1     -3.1     -39.4    -19.8      NM           NA
PIZZA INN INC (PZZI)               5.4     NA       6.9      NA       0.5      3.1      -0.3      9.3      6.3          NA
SCHLOTZSKY'S INC (BUNZ)            5.7     7.0     10.0     15.1      0.9      0.1      12.6     10.3      1.6          NA

Highest                           13.8     7.0     28.7     15.1      5.1     18.9      15.6     25.1      6.3          NA
Lowest                             5.4     5.2      6.9      6.9      0.1    -11.5     -39.4    -39.5    -52.9          NA

Mean                               7.5     6.1     13.3     11.0      1.3     -0.7      -2.3     -2.9    -10.5          NA
Median                             6.6     6.1     10.2     11.0      0.7     -3.1      -0.3      9.3      2.4          NA


                                              Margin Analysis                             Return Analysis
                                   LTM    3-yr. CAGR     LTM    3-yr. Avg.     LTM   3-yr. Avg.     LTM    3-yr. Avg.
Company                          EBITDA     EBITDA   Net Income Net Income     ROE       ROE        ROI        ROI
---------------------------------------------------------------------------------------------------------------------
BCT INTERNATIONAL INC (BCTI)       3.7%       3.7%       4.2%       3.6%       4.9%      4.8%       4.8%       4.6%
DWYER GROUP INC (DWYR)            18.2       16.4       10.9       10.9       14.4      13.2       12.6       11.6
EMERGING VISION INC (ISEE)       -20.3      -27.8       -33.0     -34.0        NM        NM         NM       -88.7
GLOBAL BUSINESS SERVICES (GBSS)**-20.5        NA        -22.7       NA       -11.5       NA        -.02        NA
NATHANS FAMOUS INC (NATH)          7.6        8.4        3.4        2.3        4.9       2.9        5.1        3.1
NOBLE ROMANS INC (NROM)           37.2       39.0        9.4        4.1      -16.3      -5.8       11.0       11.2
PIZZA INN INC (PZZI)               9.6        9.7        3.5        3.9        NM        NM        16.5       21.4
SCHLOTZSKY'S INC (BUNZ)           16.4       15.8        3.7        4.7        3.0       3.5        3.6        4.1

Highest                           37.2       39.0       10.9       10.9       14.4      13.2       16.5       21.4
Lowest                           -20.5      -27.8      -33.0      -34.0      -16.3      -5.8       -0.2      -88.7

Mean                               6.5        9.3       -2.6       -.07       -0.1       3.7        7.6       -4.7
Median                             8.6        9.7        3.6        3.9        4.0       3.5        5.1        4.6

* MVIC - Market Value of Invested Capital (market value of equity + book value of debt + minority interest + deferred taxes + preferred stock)

** Revenues are based on nine months ended March 31, 2002 figures annualized due to limited financial results available Source: Standard & Poor's
     Commustat Services, Inc., Duff & Phelps LLC and First Call Corporation

                                      D-19




Market Multiple Analysis - Comparable Public Companies

The following chart highlights the comparable public companies performance indexed relative to the Dow Jones Industrial Average, S&P 500 and Russell 2000 indexes from September 30, 2001 to September 30, 2002:

                               (graphic omitted)


                                      D-20




Market Multiple Analysis - Comparable Transactions


Analyzed information from controlling interest transactions involving companies similar to Pak Mail.

The only pertinent transaction we identified in the past five years was United
Parcel Service, Inc. purchase of Mail Boxes, Etc. in March 2001. However, no financial information was available for this transaction.




                                      D-21



Preferred Stock Analysis

Preferred Stock Rights & Privileges

The Company has 2,216.668 of Series C Preferred Stock outstanding with a par and stated value of $1,000 per share.

Holders of preferred shares are entitled to receive cumulative dividends at the rate of $60.00 per twelve-month period paid annually.

The Company has the right to redeem part or all of the outstanding preferred shares at a price per share equal to $1,000 plus all dividends accrued and unpaid to the date of redemption.

Holders of preferred shares are not entitled to vote for the election of directors. However, the Company may not engage in certain activities without the approval of a majority of the total number of preferred shares outstanding.

In the event of a liquidation or dissolution, the proceeds shall be distributed in the following priority:

o Preferred shareholders are entitled to receive assets of the Company in an amount per share equal to $1,000 plus all dividends accrued and unpaid.

o    Any remaining assets will be distributed to common shareholders.




                                      D-22



Preferred Stock Analysis

Based on discussions with management, there are no near-term plans to redeem the preferred stock, nor does the Company have the wherewithal to fund a redemption in the next year or two.

The fair market value of the Series C Preferred Stock value is significantly less than its stated liquidation value, based on the stated dividend rate of 6 percent relative to the risk of Pak Mail in general and the Series C Preferred specifically, as well as yields available on preferred stocks and the lack of redemption plan in the near future.

Our concluded total equity value range of $1.35 million to $1.55 million is lower than the $2.2 million redemption value and liquidation preference value of the Series C Preferred Stock, further indicating that the fair market value of the Preferred Stock is less than its redemption value.

We valued the Series C Preferred Stock by discounting the future expected dividend payments over a period of time and redemption of the outstanding principal at the end of the period to a present value. We believe a time horizon of more than 3 years but less than 10 best reflects how an investor would perceive the Preferred Stock and when the Company could likely be sold or able to redeem the Preferred Stock.

The discount rate used in our analysis was based on yields observed for preferred stocks with "C" ratings ranging from 5.8% to 62.3%, as well as alternative investments and the overall risk of Pak Mail. A discount rate range of 18.0% to 20.0% was deemed reasonable for Pak Mail's Series C Preferred Stock.



                                      D-23



Preferred Stock Analysis


The following illustrates our concluded range of value for the Series C
Preferred Stock:



                                                                          Discount Rate
`                                                         --------------------------------------------

PV of Series C Preferred Stock                              20.0%             19.0%            18.0%

   3 Year Redemption                                      1,563,000         1,600,000        1,638,000

   5 Year Redemption                                      1,289,000         1,336,000        1,385,000

   7 Year Redemption                                      1,098,000         1,149,000        1,203,000

   10 Year Redemption                                      916,000           966,000         1,021,000
------------------------------------------------------------------------------------------------------
Overall Range of Series C Preferred Stock                  916,000              -            1,638,000
------------------------------------------------------------------------------------------------------

We have concluded at a fair market value of $1.3 million for the Series C Preferred Stock, representing 58.6% of face value.

Hypothetical Liquidation Value


Provides high and low case scenarios on timing of liquidation, asset recovery levels and actual liabilities incurred.

o Used the Company's August 30, 2002 balance sheet as a starting point and adjusted assets and liabilities to estimated orderly liquidation values.

o Estimation of recovery value for assets and expected actual payments required on liabilities are based on discussions with management.

o In addition to liabilities recorded on Pak Mail's balance sheet, the liquidation analysis includes additional liabilities for leases on the Company's office facilities.

o Convertible preferred stock is adjusted to reflect current liquidation preference, including accrued and unpaid dividends.

The analysis assumes a three-month liquidation period and includes an estimate of interim expenses during the winding-up period.

Based on our analysis, Pak Mail's liabilities and interim expenses would exceed the realizable value of its assets by $1.6 to $1.2 million. Therefore, the liquidation analysis does not provide any positive indication of value for the Company's preferred or common shareholders.



                                                         Book Value            Low                  High
Hypothetical Liquidation Value                             8/30/02                 ----- Range -----
----------------------------------------------------------------------------------------------------------
ASSETS
------
     Cash and Equivalents                                   59,569            59,569                59,569
     Restricted Cash                                        90,759                -                     -
     Accounts Receivable                                   535,991           187,597               348,394
     Notes Receivable                                      187,455            59,324                59,324
     Inventories                                            53,532             5,353                10,706
     Property & Equipment                                   58,389            33,057                33,057
     Deferred Franchise Costs                               50,310                -                     -
     Prepaid Expenses and Other Assets                      25,167            12,595                12,595
     Deposits and Other Assets                             111,334           111,334               111,334
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                            $1,172,506          $468,829              $634,979

LIABILITIES
-----------
     Accounts Payable                                       84,708            84,708                84,708
     Accrued Expenses                                      332,035           215,823               215,823
     Deferred Rent                                          59,415                -                     -
     Due to Advertising Fund                                90,759                -                     -
     Post Employment Benefit                               272,238           272,238               272,238
     Lease Obligations                                           -         1,000,000               720,000
     Notes Payable Related Party                           400,000           400,000               400,000
     Deferred Revenue                                      535,302                -                     -
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                       $1,774,457        $1,972,769            $1,692,769

INTERIM CASH FLOWS                                               -          (103,027)             (103,027)

----------------------------------------------------------------------------------------------------------
AVAILABLE FOR SHAREHOLDERS                               ($601,951)      ($1,606,968)          ($1,160,817)


Analysis of Market Trading Prices


The Company's common stock has been sporadically traded in the over-the-counter market since 1985.

No trading market for Pak Mail's common stock has been established and no reliable information as to quoted prices with respected to the common stock has been available.

No market equity value indication is available from Pak Mail's traded common stock.

o Since the beginning of the year, the Company's stock traded on only 18 days.

o For the eighteen days that the Company's stock did trade since the beginning of the year, a total of only 10,000 shares changed hands.

The following table highlights the trading activity for the Company's common stock from September 1994 through September 2002 and from September 2001 through September 2002:


                                               DAILY PRICES
                              9/94 - 9/02                        9/01 - 9/02
                              -----------                        -----------

High                            $3.125                             $0.300

Low                             $0.005                             $0.060

Average                         $0.584                             $0.099

Median                          $0.500                             $0.120

Days Traded                       279                                31

No Activity                      1,801                               229

Total Trading Days               2,080                               260

The following chart highlights Pak Mail's stock and volume performance from September 1994 through September 2002:

                     Monthly Closing Stock Price and Volume
                     September 1994 through September 2002

                               (graphic omitted)

Conclusion


The table below summarizes the indicated range of fair market value for Pak Mail's common equity on a going concern basis.

Control Equity Value Indications:                                                     Range
                                                                    -------------------------------------------
     Discounted Cash Flow Analysis                                  $1,448,000                       $1,666,000

     Comparable Public Company Analysis                             $1,212,000                       $1,432,000

Concluded Control Equity Value Range:                               $1,350,000         to            $1,555,000

     Less:  Value of Preferred Stock                                $1,300,000                       $1,300,000

Concluded Control Equity Value Range (common):                        $50,000          to             $250,000

     Fully Diluted Shares Outstanding as of 8/31/02                  3,985,897                        3,985,897
---------------------------------------------------------------------------------------------------------------
Concluded Control Price per Share($)                                  $0.013           to              $0.063
---------------------------------------------------------------------------------------------------------------



Our hypothetical liquidation analysis indicated no value to equity shareholders.

No market equity value indication is available from Pak Mail's traded common stock.

Conclusion

Based on our analysis and relying upon the accuracy and completeness of all information provided to us, it is our opinion that, as of this date, the price to be paid to the minority common shareholders of Pak Mail Centers of America, Inc. is fair from a financial point of view.

BCT International, Inc.

Stock Price vs. the S&P 500 Index


                               (graphic omitted)

This omitted graphic shows the performance of BCT International, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of BCT International, Inc.

Dwyer Group, Inc.

                      Stock Price vs. the S & P 500 Index

                               (graphic omitted)

This omitted graphic shows the performance of Dwyer Group, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Dwyer Group, Inc.

Emerging Vision, Inc.

                      Stock Price vs. the S & P 500 Index


                               (graphic omitted)

This omitted graphic shows the performance of Emerging Vision, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Emerging Vision, Inc.

Global Business Services, Inc.

                      Stock Price vs. the S & P 500 Index


                               (graphic omitted)

This omitted graphic shows the performance of Global Business Services, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Global Business Services, Inc.

Nathan's Famous, Inc.


                      Stock Price vs. the S & P 500 Index

                               (graphic omitted)

This omitted graphic shows the performance of Nathan's Famous, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Nathan's Famous, Inc.

Noble Roman's, Inc.

                      Stock Price vs. the S & P 500 Index


                               (graphic omitted)

This omitted graphic shows the performance of Noble Roman's Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Noble Roman's Inc.

Pizza Inn, Inc.

                      Stock Price vs. the S & P 500 Index


                               (graphic omitted)

This omitted graphic shows the performance of Pizza Inn, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Pizza Inn, Inc.

Schlotzky's, Inc.

                      Stock Price vs. the S & P 500 Index


                               (graphic omitted)

This omitted graphic shows the performance of Schlotsky's, Inc. compared to the S&P 500 from 9/28/2001 to 9/20/2002 and provides a brief business overview of Schlotsky's, Inc.

                                    ANNEX E

                        PAK MAIL CENTERS OF AMERICA, INC.

                               VALUATION ANALYSIS

                               AS OF MAY 31, 2002

                        PAK MAIL CENTERS OF AMERICA, INC.

                                Table of Contents

================================================================================




 I.       OPINION LETTER

II.       BUSINESS OVERVIEW AND RISK ANALYSIS

III.      FINANCIAL PERFORMANCE

IV.       DISCOUNTED CASH FLOW ANALYSIS

V.        COMPARABLE PUBLIC COMPANY ANALYSIS

VI.       COMPARABLE CONTROL TRANSACTION ANALYSIS

VII.      PREFERRED STOCK RIGHTS & PRIVILEGES

VIII.     CONCLUSION


APPENDIX:
A.        ECONOMIC OVERVIEW
          COMPARABLE PUBLIC COMPANY DESCRIPTIONS
          COMPARABLE PUBLIC COMPANY INDEX

B.        ANALYSTS RESUMES
          LIST OF SOURCES

July 11, 2002



Mr. John E. Kelly Chairman of the Board
Pak Mail Centers of America, Inc.
7173 S. Havana Street
Suite 600
Englewood, CO 80112

Dear Mr. Kelly:

Duff & Phelps, LLC ("Duff & Phelps") has been retained by Pak Mail Centers of America, Inc. ("Pak Mail" or "the Company") to provide a determination (the "Opinion") of the fair market value of the common stock of Pak Mail on a controlling interest basis. It is our understanding that this Opinion may be used in connection with possible transactions involving one or more mergers and in connection with a possible transaction to take the Company private. The effective date of value for our analysis is May 31, 2002.

For purposes of this analysis, we define the term "fair market value" as the amount at which capital stock would change hands between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts, neither being under any compulsion to act, with equity to both.

We considered the application of the three approaches to value: cost, income and market. We believe that the income and market approaches are the most appropriate for the valuation of the Company. The cost approach does not accurately reflect the value of the Company on a going-concern basis. The cost approach is more commonly and appropriately used in the valuation of fixed assets, asset holding companies or operating companies in financial distress.

Consequently, our value conclusions were based on: (i) the income approach, which entailed a discounted cash flow analysis, and (ii) the market approach, which entailed an analysis of public market prices of companies considered similar to Pak Mail from an investment standpoint.

Mr. John E. Kelly
July 11, 2002
Page 2


Due Diligence

Duff & Phelps relied on the information provided by Pak Mail management and its representatives without independent verification thereof by Duff & Phelps. Duff & Phelps assumed that the information provided fairly represents the results of the operations and financial position of the Company. Due diligence activities carried out as part of the valuation process included the following:

o Interviews with John E. Kelly, Chairman of the Board; P. Evan Lasky, President and Chief Executive Officer; James Race, Controller; Alex Zai, Vice President of Operations;

o Visited the Company's headquarters and training centers in Englewood, Colorado and Pak Mail retail stores located in Englewood, Colorado and Anaheim, California;

o Review of the Company's audited financial statements for fiscal year 1996 through 2001 and internal financial statements for the five months ended April 30, 2002;

o Review of the Company's financial projections for fiscal years 2002 through 2006, as prepared by management;

o Review of various other Company documents including, but not limited to SEC filings (10Ks, 10Qs, etc.), franchise agreements, offering circulars and other relevant Company information; and

o    Review of pertinent industry and economic information.


Conclusion

Based on our analysis, and relying on the accuracy and completeness of all information provided to us, it is our opinion that the fair market value of the common stock on a controlling interest basis of Pak Mail Centers of America, Inc. is reasonably stated in the range of $50,000 and $250,000.

This valuation report has been prepared in conformance with the "Uniform Standards of Professional Appraisal Practice" of the Appraisal Foundation. This valuation report, as well as the valuation conclusion stated herein, is subject to the attached Statement of Contingent and Limiting Conditions. Duff & Phelps

Mr. John E. Kelly
July 11, 2002
Page 3


assumes no responsibility for the accuracy or completeness of any information provided by or on behalf of the Company or any other information regarding the Company provided or otherwise made available to Duff & Phelps.

Respectfully submitted,



DUFF & PHELPS, LLC

                 STATEMENT OF CONTINGENT AND LIMITING CONDITIONS
                 -----------------------------------------------

This valuation report is made subject to the following contingent and limiting conditions:

     1. We assume no responsibility for the legal description or other matters including legal or title considerations of the business interest being valued. Title to the subject business interest is assumed to be good and marketable unless otherwise stated.

     2. We assume that the subject business interest is free and clear of any or all liens or encumbrances unless otherwise stated.

     3. The information furnished by others, upon which all or portions of this report is based, is believed to be reliable, but has not been verified except as set forth in this report. We issue no warranty or other form of assurance as to the accuracy of such information.

     4. We assume no hidden or unapparent conditions regarding the subject business interest.

     5. This report has been made only for the purpose stated and shall not be used for any other purpose. Neither all nor any part of the contents of this report shall be disseminated to the public by any means without prior written consent and approval, including, without limitation, any conclusions as to value, the identity of Duff & Phelps, LLC or any individuals signing or associated with this report, or the professional associations or organizations with which they are affiliated.

     6. Neither Duff & Phelps, LLC nor any individual signing or associated with this report shall be required by reason of this report to furnish additional analyses, or to give testimony, or to be in attendance in court with reference to the business interest in question unless specific arrangements therefore have been made.

     7. We take no responsibility for changes in market conditions and we assume no obligation to revise this report to reflect events or conditions which occur subsequent to the date hereof.

     8. The date of value to which the opinion expressed in this report applies is set forth in the opinion letter at the beginning of this report. Our value opinion is based on the purchasing power of the United States dollar as of that date.

     9. We assume that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, or national government or private entity or organization have been or can readily be obtained or renewed for any use on which the opinion contained in this report is based.

     10. We assume that there is full compliance with all applicable federal, state and local laws and regulations, unless the lack of compliance is otherwise stated.

     11. We assume responsible ownership and competent management with respect to the subject business interest.

     12. The analyses, opinions, and conclusions presented in this report apply to this engagement only and may not be used out of the context presented herein. This report is valid only for the effective date specified herein and only for the purpose specified herein.

     13. Unless otherwise stated in this report, we have no knowledge of the existence of hazardous materials with respect to the subject business interest. We were not engaged nor are we qualified to detect such materials. The presence of potentially hazardous substances may affect the value of the subject business interest. The value estimate herein is predicated on the assumption that there is no such material on, in, or near the subject business interest's property that would cause a loss in value. No responsibility is assumed for any such conditions or for any expertise or engineering knowledge required to discover them. The client should retain an expert in this field if further information is desired.

     14. Possession of this report does not carry with it the right of publication. It may not be used for any purpose by any person other than the client to whom it is addressed without our written consent, and in any event, only with proper written qualifications and only in its entirety.

                                  CERTIFICATION
                                  -------------

We certify that, to the best of our knowledge and belief:

     o    The statements of fact contained in this report are true and correct.

     o The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions.

     o The reported analyses, opinions, and conclusions are our personal, impartial, unbiased professional analyses, opinions, and conclusions.

     o We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest with respect to the parties involved.

     o We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

     o Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report.

     o Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice.

     o No one provided significant professional assistance to the person(s) signing this report.








      ---------------------     ---------------------     ---------------------
        Gregory P. Range         Kenneth A. Nofziger          Guy Shvartz
        Managing Director          Vice President              Associate
        Duff & Phelps, LLC       Duff & Phelps, LLC        Duff & Phelps, LLC

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================


HISTORY

Pak Mail Centers of America, Inc. was incorporated in the State of Colorado on January 27, 1984 as a marketer of Pak Mail store franchises that specialize in the packaging and shipping business. In 1985, the Company became a public entity, trading on the over-the-counter market. In October 1989, an affiliate of D.P. Kelly & Associates acquired a majority interest in the Company to capitalize on growth in the packaging and shipping industries. With later investments, D.P. Kelly & Associates own approximately 75% of the Company's issued and outstanding common stock and 100% of the Company's issued and outstanding Series C Preferred Stock. In addition, D.P. Kelly & Associates has lent $400,000 to the Company on a demand note basis. During the next few years, the Company's franchise store operations were unable to generate a profit as intended. By fiscal year 1995, the Company achieved a break-even level and reported profit for the fiscal years 1996 through 1999. The Company reported substantial losses in fiscal years 2000 and 2001, primarily attributable to a failed software project. The Company's strategy continues to be expanding its franchisee base throughout the United States and Internationally, and increasing the average store volume of individual units.

BUSINESS

The Company's principal business is the marketing of Pak Mail store franchises and its primary source of revenues is derived from royalties and franchise fees. Pak Mail also generates revenues from the sale of certain equipment, supplies, forms and materials to franchisees. Pak Mail stores provide mailbox service, parcel shipping and receiving, packaging, freight forwarding and other communications and information products and services to commercial and residential customers through a variety of carriers. Stores may also offer a variety of related items such as stamps, greeting cards, stationery supplies, keys and passport photographs.

As of February 28, 2002, the Company had 337 domestic and 47 international Pak Mail stores in existence, 28 area franchise agreements and 9 international master license agreements in existence. The following illustrates the number of domestic Pak Mail retail stores in operation over the past five fiscal years, including estimates for fiscal year 2002:


                                (GRAPHIC OMITTED)


As of November 30, 2001, Pak Mail retail stores were located in 42 states with average annual sales per store over 2 years old of $219,226. As of November 30, 2001, there were international franchise agreements in existence located in the

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================


Mexican cities of Mexico City and Guadalajara, the Mexican states of Baja California and Sonora and the countries of Chile, Argentina, Venezuela, Honduras, Panama, Nicaragua, El Salvador, Costa Rica, Belize, Guatemala, Australia, New Zealand and Japan.

FRANCHISE AGREEMENTS

The Company offers individual franchise agreements, area marketing agreements and international area franchise agreements. The following describes each franchise agreement in detail:

     Individual franchise agreements - Individual franchises are granted the nonexclusive right, within a specified area, to use the Pak Mail trademarks as well as Pak Mail's proprietary operating procedures, techniques, forms, equipment and advertising materials in the operation of a Pak Mail store. The Company's current individual franchise Agreement has a term of ten years. Franchise fees are payable as follows:

          o    Initial franchise fee of $27,950.

          o Initial fee ranging between $580 and $900 for a grand opening advertising and marketing program.

          o Sliding scale monthly royalty in each calendar year of five percent of the first $200,000 of the franchisee's royalty based revenues, plus four and one-half percent for the next $50,000 of royalty based revenues, plus four percent for the next $50,000 of royalty based revenues, plus three and one-half percent for the next $50,000 of royalty based revenues, plus three percent for all subsequent royalty based revenues received in that calendar year.

          o No royalty fee is paid with respect to revenues from postage stamps.

          o Individual franchisees are also required to pay an advertising fee each month in the amount of two percent of royalty based revenues. The advertising fees are held in a separate legal trust controlled by Pak Mail. These fees are used for national advertising and other marketing purposes.

     Area marketing agreements - The area marketing agreements grant the right to market franchises within a specified territory using certain Pak Mail trademarks. When an area marketer successfully markets an individual franchise in its territory, the Company typically pays the area marketer 40% to 60% of the franchise fee paid by the individual franchisee. The area marketer receives 50% to 60% of the royalties paid to the Company by individual franchisees in its territory. If an individual franchise is sold in an area where there is no area marketer, Pak Mail retains 100% of all fees and royalties paid by the franchisee.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================


     International area franchise agreements - The Company's international area franchise agreements require the payment of an initial franchise fee based upon several factors including population and other demographic factors in the designated country or geographic region. The Company often finances a portion of the area franchise fee. The international area franchisee is responsible for individual franchise marketing, site selection assistance and lease negotiation, on-site training and continuing local support of the individual franchisees within their areas.

TRAINING AND SUPPORT

Pak Mail provides various training and support to its franchisees. The Company provides each franchisee an operations manual, which includes many of the Company's standards and specifications and contains certain provisions designed to ensure uniformity in the quality of the Pak Mail store. The manual is designed to be a complete "A to Z" how-to manual for running the Pak Mail store. Additionally, each franchisee attends a nine day training class in the Denver area with regard to packaging, pricing and available shipping and mailing services; preparation and execution of marketing and placement of advertising; record keeping and systems operation; the Company's required software; soliciting and servicing customers; selecting and training personnel; and store location and operation. There is no charge for the class, but franchisees pay their own expenses, including travel, lodging and meals. The Company also provides three days of on-the-job training in an individual franchisee's Pak Mail store and ongoing phone support for shipping and systems issues.

SERVICES AND PRODUCTS

The typical Pak Mail store offers a wide range of services and products for personal and business support, communications services and convenience items and services. The type and importance of particular services and products vary from store to store. Prices for services and products are set by individual franchisees and depend on competitive conditions in their respective franchise locations. Major services and products offered at typical retail Pak Mail stores include the following:

     Shipping and Receiving. Pak Mail stores offer shipping services through a variety of carriers and can assist the customer in selecting the fastest and most cost effective method of sending goods. Pak Mail stores also act as receiving agents for goods shipped to their customers. Pak Mail stores advise customers as to the packaging requirements of the various carriers, provide packaging of items for shipment and sell packaging materials. Pak Mail differentiates itself from competitors in the private postal center business through expertise in packaging, shipping and receiving.

     Business Support Products and Services. Small businesses are often major users of a Pak Mail store. Pak Mail stores provide a small business with a variety of business services and products such as mailbox rental, telecopy transmission, copying and office supplies.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================


     Communications Services. Pak Mail stores may offer customers a wide range of communications services such as telecopies, wire transfer of funds and electronic mail and Internet access.

     Convenience Items and Services. Pak Mail stores generally offer convenience items such as postage stamps, envelopes, custom rubber stamps, laminating, passport and identification photos and keys. Most Pak Mail stores also offer office supplies, greeting cards, gift wrapping and other gift items.

     Declared Value Coverage. Also available at the customer's option is loss damage coverage on items shipped and/or packed.

     Private Mailbox Service. Pak Mail stores offer private mailbox rentals. Mailbox rental fees vary based on the size of the box, the rental terms and the location of the Pak Mail Store.

SYSTEMS

In fiscal 1997, the Company began developing a point of sale software program ("PSS") for inclusion in the Pak Mail operating system. At the time, management decided that the original third party software used in the Pak Mail system did not handle specific industry requirements or meet the requirements of the Company's unique markets. The PSS software contained all of the shipping rates of various carriers, assisted the franchisee in selecting the most efficient and cost effective way to ship a package and recorded the transaction for accounting purposes. Release of the PSS software started in September 1999. The Company began writing version 2 in February 2000. In April 2001, the Company decided it did not have the necessary resources to finish and maintain the program. The Company decided to reestablish its relationship with a 3rd party software provider and have certain PSS proprietary code written into their software. Since inception, the Company has spent approximately $1.3 million on research and development costs associated with the software program, which has predominantly been abandoned.

INDUSTRY

Private postal and business service centers form a highly fragmented industry. According to management's estimates, the industry presently consists of more than 9,000 stores of which approximately 55% are franchised and 45% are independents. Growth in the postal and business service center industry is expected to be flat over the next few years due to a saturated retail store market domestically. International growth in the postal and business service

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================


center industry is unknown as it is too difficult to quantify. As the world moves toward a global economy and trade tariffs continue to break down, new shipping markets and small business opportunities will develop which will translate into increased demand for packaging, shipping and logistic services.

MARKET INFORMATION

The Company's common stock has been sporadically traded in the over-the-counter market since 1985. No trading market for Pak Mail's common stock has been established and no reliable information as to quoted prices with respected to the common stock has been available. Therefore, no market equity value indication is available from Pak Mail's traded common stock. The following graph illustrates Pak Mail's stock price and volume as available:

                               (GRAPHICS OMITTED)

The omitted graphic illustrates Pak Mail's stock price and trading volume from April 1994 to April 2002.

OWNERSHIP

Pak Mail is authorized to issue two securities as part of its capital structure: one class of common stock and preferred stock.

     Common Stock. As of February 28, 2002, there were 3,877,737 shares of common stock issued and outstanding with a par value of $0.001 per share. The common stock has voting rights to its shareholders and has not recently declared cash dividends. Stock options issued and outstanding to employees totaled 108,160 as of February 28, 2002.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================


     Preferred Stock. As of February 28, 2002, there were 2,216 shares of Series C preferred stock outstanding with a par value of $1,000. The shares are dividend-paying (6%), cumulative, non-convertible preferred shares. Further details on the rights and privileges of the Company's preferred shares are located in Section VII, Preferred Stock Rights and Privileges.

The following tables illustrates the Company's ownership structure for its two securities, common stock and preferred stock:

                                              Shares              %
Common Stock Shareholders                      Held            Ownership
-------------------------                     ------           ---------

Pak Mail Investment Partnerships            2,404,264            62.0%
D.P. Kellyy & Associates                      492,814            12.7%
CEDE & Co.                                    444,558            11.5%
Other                                         536,101            13.8%
                                            ---------           ------
  Total Shares Outstanding                  3,877,737           100.0%



                                              Options       Weighed Average
Option Shareholders                             Held        Exercise Price
-------------------                           -------       ---------------

Total Outstanding Options                     108,160            $0.75

  Total Full Dilutive Shares Outstanding    3,985,897


                                              Shares              %
Series C Preferred Stock Shareholders          Held            Ownership
-------------------------------------         ------           ---------

D.P. Kelly & Associates                         1,000            45.1%
Pak Mail Investment Partnerships                1,216            54.9%
                                              -------          --------
  Total Shares Outstanding                      2,216           100.0%

COMPETITION

Pak Mail and its franchisees face competition primarily from independent packaging and shipping service stores and other franchised operations offering similar products and services. The Company's largest competitors are Mail Boxes, Etc., who was acquired by UPS in May 2001, and the U.S. Postal Service. Although the Company and its franchisees offer services similar to those offered by the U.S. Postal Service, such as private mail box service and parcel handling, the U.S. Postal Service does not offer certain of the business support, communications and personal services offered by most Pak Mail Stores. In addition to MBE, the Company competes against a number of franchisors with packaging and shipping products and services. The five largest franchisors in terms of number of stores are as follows:

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Business Overview
================================================================================



                               Top 5 Franchisors
                             Packaging and Shipping

              Company Name                                Stores
              --------------------------------------------------
              Mail Boxes, Etc                              4,527
              PostNet Postal & Business Cenerts              650
              Pak Mail Center of America Inc.                384
              Postal Annex+                                  241
              Handle With Care Packaging Stores              152



MANAGEMENT / BOARD OF DIRECTORS

The Company's management team is comprised of the following individuals:

         Name                           Title
         --------------------------------------------------------------------
         P. Evan Lasky                  President and Chief Executive Officer
         Alex Zai                       Vice President of Operations

The Company's Board of Directors meets regularly and is comprised of the following individuals:

         Name                            Title
         --------------------------------------------------------------------
         John E. Kelly                   Chairman of the Board
         J. S. Corcoran                  Director
         Ed Gustafson                    Director
         John Grant                      Director
         Laura McGrath                   Director

EMPLOYEES

As of February 28, 2002, Pak Mail had 13 full-time employees and 1 part-time employee. The Company has a 401(k) profit sharing plan for all employees of the Company who are 21 years of age and have completed one year of service may participate. The Company contributes an amount equal to 100% of each employee's contribution, limited to 3% of the employee's compensation.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                  Risk Analysis
================================================================================


KEY VALUATION CONSIDERATIONS

     Pak Mail Brand. The Pak Mail brand is well regarded in the franchisor industry for packaging and shipping. Over the past several years, Pak Mail has consistently ranked among the top franchise investment opportunities in Entrepreneur, Success Magazine, Franchise Times and Income Opportunities.

     Niche Services. Pak Mail's stores provide niche services that are unique to its competitors including custom packaging and specialty crating. The Company focuses its marketing efforts on specialty shipping and packaging services to its customers. Pak Mail stores have the capabilities to meet small business specialty packaging and shipping needs efficiently and economically.

     Top Quality Training. Pak Mail offers a comprehensive initial and ongoing training program to all franchisees of Pak Mail stores. Management considers its training program one of the best in the industry due to its extensive coursework. Upon completion of the training, franchisees are familiar with all areas of running a Pak Mail store including, carriers, vendors, packaging techniques, accounting principles, franchising, computer systems and marketing. Hands on training in crating and packing provides its franchisees with a unique training facility unlike its competitors.

     Low Initial Investment. Pak Mail provides a low initial investment to its franchisees. The minimum investment to open a Pak Mail store is as low as $60,000.

     Growth Opportunities. Currently, Pak Mail has limited presence in the New England, southern California and Chicago metropolitan markets. These underserved markets provide Pak Mail the opportunity to expand and gain market share through new area development agreements or individual franchise sales. Additionally, the international markets are currently underserved and could provide additional growth opportunities for the Company.

     Management. The Company's management team has extensive experience in the franchisor industry. John Kelly, Chairman of the Board, and P. Evan Lasky, President, have been with the Company on a combined basis for over 25 years. Prior to working for the Company's management team, Alex Zai, Vice President of Operations, owned a Pak Mail franchised retail store for over seven years.

     Lack of Control over Franchise. Pak Mail is limited in the amount of control it may exercise over its licensed franchisees, as is true in the overall franchising industry. All Company stores are owned and operated by franchisees licensed directly by Pak Mail. This lack of direct control by Pak Mail may limit its ability to test new programs, introduce new goods and services, establish system wide purchasing programs and change the general image or focus of the Pak Mail system going forward.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                  Risk Analysis
================================================================================


     Fluctuations in Profitability. The Company's operating results are affected by a wide range of factors that could adversely affect its revenues and profitability including, customer demand, general economic conditions, competition and saturated market conditions. Due to slower growth of its franchises and unprofitable computer operations, the Company generated negative operating income of approximately $169,000 in fiscal year 2000 and break-even operating income of approximately $4,000 in fiscal year 2001.

     Competition. The businesses in which Pak Mail operates is highly competitive. Pak Mail competes from two main sources. (1) Direct competition from other national chains and independents and specialty service providers and (2) the United States Postal Service which compete with on several fronts with Pak Mail.

     Software. For the fiscal year 1996 through 2001, the Company developed a point of sale software program for inclusion in the Pak Mail operating system. In April 2001, the Company determined it did not have the resources necessary to update and maintain software into perpetuity. As a result, management decided to abandon the project completely. During this period, the Company spent approximately $1.3 million on costs associated with the development.

                        PAK MAIL CENTERS OF AMERICA, INC.
                              Financial Performance
================================================================================

A summary of Pak Mail's audited income statements, balance sheet and cash flow statements for the fiscal years ended November 30, 1997 through 2001 are presented in this section. A summary of Pak Mail's unaudited income statement, balance sheet and cash flow statement for the three months ended February 28, 2002 is also presented in this section. A margin analysis is included, along with a comparative financial analysis.

INCOME STATEMENT

Total revenues decreased 12.7% to $4.5 million in 2001 from $5.2 million in 2000. The decrease in total revenues is primarily attributable to a drop in area franchise fees, a decrease in the sale of equipment, supplies and services, and lower software licensing fees.

     Franchise fee revenues, including individual and area developer sales, decreased from $1.1 million in 2000 to $0.9 million in 2001, a decrease of 17.7%. The decrease is due to fewer individual franchises sold during the year. The Company recognized 24 individual franchises in 2001 compared with 33 in 2000 and 48 in 1999.

     Equipment, supplies and service revenues decreased to approximately $600,000 in 2001 from $800,000 in 2000. The decrease is the result of fewer store build-outs, the delayed launch of the PSS software and management's decision to exit the computer software and hardware business during the second half of 2001.

     Software licensing fees and service revenues decreased from approximately $300,000 in 2000 to $100,000 in 2001. The decrease is due to management's decision to discontinue developing its proprietary software, PSS. The Company, therefore, generated no revenue from this business during the second half of 2001.

Total cost of sales (cost of products and services, royalties paid to franchisees, and commissions on franchise sales) decreased slightly from $2.3 million in 2000 to $2.2 million in 2001. The decrease was primarily attributable to cost of products and services decreasing as a result of fewer store build-outs and management's decision to depart from the computer and software businesses in the second half of 2001. The Company's gross profit margin decreased from 55.0% in 2000 to 50.7% in 2001 as a result of franchises being sold through area developers rather than the Company.

Total operating expenses decreased from $2.8 million in 2000 to $2.1 million in 2001. The decrease is attributable to a decrease in wage expense as a result of a reduction in personnel, the elimination of software service costs and lower advertising expenses. As a result, the Company's EBIT margins improved from (3.0)% in 2000 to 0.5% in 2001 and EBITDA margins were 3.6% in 2001 compared to 1.4% in 2000. Net loss to common shareholders, excluding capitalized software costs and the loss on disposal of assets in 2000, increased by approximately

                        PAK MAIL CENTERS OF AMERICA, INC.
                              Financial Performance
================================================================================


$20,000 in 2001 due to an increase in income tax expense of approximately $200,000 as a result of reducing the value of the deferred income tax asset on the Company's balance sheet. The Company continued to pay $133,000 in dividends (6% yield) on its Series C preferred stock in 2001.

BALANCE SHEET

Total current assets increased slightly from approximately $980,000 in 2000 to $1.0 million in 2001 attributable primarily to an increase in notes receivables. Conversely, total assets declined from $2.1 million in 2000 to $2.0 million in 2001 due primarily to payments made on notes due from franchisees, depreciation of fixed assets and amortization of intangible assets. Working capital deficit was unchanged at ($200,000) in 2001. The Company continued to finance its working capital requirements in 2001 with receivables due to the Company from franchisees. The receivables consist of franchise fees and area marketer fees financed by the Company.

Interest bearing debt, including capital-lease obligations and notes due to shareholder, remained unchanged at approximately $400,000 in 2001. Shareholders' equity decreased from approximately $400,000 in 2000 to $70,000 in 2001.

                        PAK MAIL CENTERS OF AMERICA, INC.
                          Discounted Cash Flow Analysis
================================================================================


The discounted cash flow (DCF) analysis is based on the theory that the current value of an investment is based on the expected receipt of future economic benefits. In the valuation of the equity of a company, indications of value are developed by discounting projected debt-free net cash flows to their present value at a rate that reflects both the current return requirements of the market and the risks inherent in the specific investment. The present value of these cash flows represents the invested capital value (debt plus equity) of a company.

There are two primary components to value in using the discounted cash flow approach: the present value of the interim cash flows plus the present value of the terminal value (i.e., value at the end of the projection period). Typically, the terminal value, or continuing value of operations beyond the last projection year may be determined at the end of the projection period using a perpetuity growth model called the Gordon Growth Model.

This section outlines the steps taken to formulate the discounted cash flow analysis. These steps include the development of realistic cash flow projections, the determination of appropriate discount rates and the final determination of invested capital value indications.

                 Development of Realistic Cash Flow Projections

The assumptions made in the discounted cash flow analysis consider the Company's historical growth and profitability, management's expectations going forward, and the current economic outlook. Management provided a detailed five-year forecast of income and expenses, including capital expenditure and balance sheet assumptions. Additionally, we forecasted certain revenue and expense assumptions and balance sheet items in the cash flow projections that we deemed fair and reasonable. Certain key assumptions are summarized as follows:

o Royalty from franchise revenues are projected to remain flat at $2.7 million in 2002. Royalty revenues are expected to grow to $3.5 million in 2006, a five-year compound annual growth rate of 5.4%. Royalty from franchise revenues are based on the growth of new store openings and existing stores revenue base. Management estimates the number of stores to increase from 346 in 2002 to 398 in 2006.

o Franchise fee revenues are projected to increase from approximately $900,000 in 2001 to $1.1 million in 2006, a five-year compound annual growth rate of 4.9%.

o Product and services revenues are projected to decrease from approximately $600,000 million in 2001 to $300,000 in 2002, a decrease of 46.7%. The decline in revenues is due to management's decision to exit the computer software and hardware businesses. Thereafter, product and services revenues are projected to increase slightly to $400,000 in 2006.

                        PAK MAIL CENTERS OF AMERICA, INC.
                          Discounted Cash Flow Analysis
================================================================================


o Other revenues are expected to increase slightly throughout the projected period from $90,000 in 2002 to $108,000 in 2006.

o Gross profit margin is expected to be 52.4% in 2002 and decrease to 52.1% thereafter.

o Total operating expenses as a percent of revenues are expected to decrease from 46.2% in 2002 to 43.8% in 2006.

o Management expects maintenance capital expenditures to be approximately $25,000 per year throughout the projected period.

o Projected depreciation expense is based on the assumption that the Company's asset additions will have average lives of five years.

o Pak Mail is a C-corporation and, therefore, pays federal income taxes. As of November 30, 2001, the Company had $4.4 million in net operating loss carryforwards expiring in varying amounts over varying time periods. Therefore, income taxes were not included in the projected period. However, in order to normalize the Company's earnings after the projected period, we have used an estimated 40% tax rate in the terminal year. After the terminal year, approximately $1.1 million in net operating loss carryforwards are estimated to be available to offset taxable income. In order to capture this amount in our valuation analysis, we added the present value of the tax-affected portion of the net operating loss carryforwards to our concluded value of invested capital.

o Working capital assumptions are based on historical levels of current assets and current liabilities.

                  Determination of an Appropriate Discount Rate

o The range of discount rates applied in our analysis is based on the Company's estimated weighted average cost of capital ("WACC"), which reflects the costs of debt, preferred and equity as well as the Company's existing capital structure.

o The cost of preferred and equity is the rate of return an equity investor would require to invest in the Company.

o Alternate investment opportunities with varying risk profiles were considered and compared to the risk of an equity investment in the Company. Some of the perceived risks of an investment in the Company are outlined in the section of this report titled "Key Valuation Considerations."

                        PAK MAIL CENTERS OF AMERICA, INC.
                          Discounted Cash Flow Analysis
================================================================================


o The Capital Asset Pricing Model was used in the development of the cost of equity.

o The cost of debt is taken as the Company's weighted average interest rate on outstanding debt, or 8.0%.

o For the purpose of the WACC calculation, Pak Mail's capital structure is assumed to consist of 20% debt, 10% common equity and 70% preferred.

o    The weighted average cost of capital is estimated to be 18.0%.

o The concluded discount rates for applying to the Company's DCF analysis ranges from 17.0% to 19.0%.

                        Determination of Continuing Value

o Discounted the estimated 2006 valuation of Pak Mail to the present, using appropriate discount rates, to determine the present value of the terminal valuation.

          Determine Current Fair Market Value of Total Invested Capital

o The net present value of the free cash flows generated during the projection period was calculated.

o The net present value of the interim cash flows is added to the present value of the terminal value and the present value of the net operating carryforwards (as mentioned above) to arrive at an indication of total invested capital.

o In order to determine an indication of the fair market value of equity, we subtracted interest-bearing debt.

o    The concluded total equity value is stated on a controlling interest basis.

o Pak Mail's concluded total equity value indications using the DCF approach range from approximately $1.3 million to $1.5 million.

                        PAK MAIL CENTERS OF AMERICA, INC.
                       Comparable Public Company Analysis
================================================================================

                             Overview of Methodology


             Analyze comparable public companies and subject company

o    Select comparable companies

o Evaluate financial performance and investment characteristics of selected companies versus Pak Mail


            Determine representative level of earnings and cash flow

o Determine projected levels of Company's earnings and cash flow generating capability going forward

o Adjust for unusual or nonrecurring items including, professional fees associated with being a publicly traded company and discontinued computer and software operations.


       Select market multiples to apply to historical and projected levels

o    Comparable public companies were used as a guide.

o Investment attributes of Pak Mail were contrasted with those of the comparable companies.


    Apply appropriate multiples to Pak Mail's historical and projected levels

o    Representative Revenue ("Revenue")

o    Representative Operating Cash Flow ("EBITDA")

o    Representative Operating Income ("EBIT")

                        PAK MAIL CENTERS OF AMERICA, INC.
                       Comparable Public Company Analysis
================================================================================


                          Comparable Company Selection

The comparable public company analysis involves the careful screening and selection of public companies that are the most similar to the subject company from an investment perspective. It is unusual that any public company is identical, or even a close substitute, for a private company. In this case, the identification of closely comparable companies is made even more difficult by the unique nature of Pak Mail, which operates as a marketer of Pak Mail store franchises and its principal source of revenues is derived from royalties and franchise fees as well as from the sale of certain equipment, supplies, forms and materials to franchisees. The following illustrates the comparable company selection process vis-a-vis Pak Mail:

     o Selected companies that sell franchise businesses within a myriad of industries, including printing, shipping and packaging, restaurants and others.

     o Selected companies that generate a large portion of revenues from royalties and fees from franchisees.

     o Selected shipping and parcel and mail equipment companies as a secondary source of data.

Due to the nature of publicly traded companies in general, a number of the comparable franchise public companies chosen are larger companies that own and franchise stores. While various private companies exist that compete directly with Pak Mail, there is no meaningful market value data available for these companies.

Applying these screening criteria resulted in the selection of the following 8 comparable franchise companies:


                                                             ETM
                                                           Revenues
         Company                                         (in millions)
         --------------------------------------------------------------
         BCT International, Inc. (BCTI)                             $18
         Dwyer Group, Inc. (DWYR)                                    22
         Emerging Visions, Inc. (ISEE)                               20
         Global Business Services, Inc.(GBSS)*                        4
         Nathan's Famous, Inc. (NATH)                                43
         Noble Roman's, Inc. (NROM)                                   6
         Pizza Inn, Inc. (PZZI)                                      63
         Schlotzsky's, Inc (BUNZ)                                    62

         Highest                                                     63
         Lowest                                                       4

         Mean                                                        30
         Median                                                      21


         * Revenues are based on nine months ended March 31, 2002 figures annualized due to limited financial results available
         --------------------------------------------------------------



                        PAK MAIL CENTERS OF AMERICA, INC.
                       Comparable Public Company Analysis
================================================================================


                              Comparative Analysis

As previously mentioned, the selected comparable franchise companies sell franchise businesses within numerous industries. Additionally, some of the comparable franchise companies generate a portion of their earnings from owned franchises and have large capital outlays in order to support store operations.
Therefore, some of the comparable franchise companies have substantially different capital and cost structures. The following table illustrates the number of company-owned and franchised stores held by the comparable franchise companies and the industry focus of the businesses.


                                                         Company
                                                          Owned         Total             Industry
Company                                   Franchies     Franchies      Stores             Focus
--------------------------------------------------------------------------------------------------------------
BCT International, Inc. (BCTI)               84             0              84             Printing
Dwyer Group, Inc. (DWYR)                    994             6           1,000        Specialty Services*
Emerging Vision, Inc. (ISEE)                169            34             203         Optical/Eyecare
Global Business Services, Inc. (GBSS)        35            20              55     Postal and Business Services
Nathan's Famous, Inc. (NATH)                386            25             411            Restaurant
Noble Roman's Inc. (NROM)                    27             3              30            Restaurant
Pizza Inn, Inc (PZZI)                       131            66             197            Restaurant
Schlotzsky's Inc. (BUNZ)                     44            10              54            Restaurant

* Specialty services include plumbing, carpet, electrical, appliances, air and glass



With such a diverse range of industries exhibited by the comparable franchise companies, Pak Mail's financial performance characteristics are not directly comparable to this group of companies. However, given the limited universe of potential comparable companies, these entities represent the best available indications of market valuations within Pak Mail's industry.

The various schedules on the following pages detail the valuation multiples and financial performance of the comparable franchise companies. A comparison of some of the key financial performance characteristics of Pak Mail and the comparable franchise companies follows.


Size With latest twelve months (LTM) revenue of $4.1 million and total assets of $2.2 million, Pak Mail is the smallest company relative to the comparable companies with sales and total assets ranging from $4.5 million to $63.3 million and $7.0 million to $113.1 million, respectively.


                        PAK MAIL CENTERS OF AMERICA, INC.
                       Comparable Public Company Analysis
================================================================================


Growth Pak Mail LTM adjusted revenue growth ranked 4th out of 7 comparable companies with meaningful data. The Company's three-year compound annual growth rate of revenues ranked 6th out of 7 comparable companies with meaningful data. Pak Mail's three-year compound annual growth rate of EBITDA ranked 4th out of 5 comparable companies with meaningful data.

Profitability       The Company ranked 6th in terms of LTM EBITDA margin, 7th in terms of three-year average EBITDA margin and 6th in terms of three-year average EBIT margin.

Returns As a result of the Company's discontinuation of its computer and software operations, returns on equity and assets were not meaningful for Pak Mail. Therefore, no comparison was made to the comparable companies.

Conclusion          Based on the factors analyzed above, Pak Mail exhibits lower profitability and average top line growth relative to the comparable companies. Pak Mail is also significantly smaller in terms of revenues and total assets, and serves a niche industry. Overall, Pak Mail has a relatively high degree of uncertainty regarding its future earnings, as do most of the comparable companies within our group. Therefore, multiples chosen to apply to Pak Mail's representative levels were below the average exhibited by the comparable companies.


                       Selection of Appropriate Multiples

As shown on the following tables, the selected comparable franchisor companies reflect a wide range of market valuation multiples. The market-based multiples of invested capital value to revenues range from 0.2 to 5.2, with a mean and median of 0.9 and 1.3. The market-based multiples of invested capital to EBITDA ranging from 6.1 to 13.7, with a mean and median of 6.9 and 8.4, respectively, while the multiples of invested capital value to EBIT ranging from 8.2 to 16.4, with a mean and median of 14.0 and 12.8, respectively.

With respect to the selected shipping and parcel and mail equipment companies, overall mean and median invested capital value to revenue multiples were 2.7 and 1.3, respectively. Overall mean and median invested capital to EBITDA multiples were 21.6 and 13.3, respectively, while the mean and median invested capital value to EBIT multiples were 33.4 and 18.5, respectively.

                        PAK MAIL CENTERS OF AMERICA, INC.
                       Comparable Public Company Analysis
================================================================================


The discussion above presents a quantitative comparison of Pak Mail's' financial profile to those of the comparable companies. Based on that comparison, we have determined that the appropriate multiples to apply to Pak Mail lie below the average exhibited by the comparable companies.

Based on the factors discussed above, the range of valuation multiples exhibited by the selected comparable companies, and other relevant considerations, it is Duff & Phelps' opinion that the appropriate valuation multiples for application to Pak Mail are 0.5 times representative revenues, 6.0 times representative EBITDA and 7.5 times representative EBIT. The application of these multiples results in a range of equity values between $1.4 million and $1.6 million.

                        PAK MAIL CENTERS OF AMERICA, INC.
                     Comparable Control Transaction Analysis
================================================================================


We analyzed information from controlling interest transactions involving companies similar to Pak Mail. The Securities Data Corporation's database was searched for companies operating under the following Standard Industrial Classification (SIC) Codes that consummated controlling interest transactions:

         5812 - Restaurants
         6794 - Patent Owners and Lessors
         7389 - Business Services, Not Elsewhere Classified

We also searched this database using keywords such as: franchise, franchisor, franchisee, franchising, mailbox, postal and shipping. In addition, we looked for controlling interest transactions including any of the comparable companies mentioned in the previous section of this report.

A total of 10 controlling interest transactions were identified as having occurred during the time between January 1997 through May 2002. Based on these 10 transactions, the following range of transaction multiples were observed:

o         Transaction Value to Revenues:            0.2x  -   5.4x

o         Transaction Value to EBITDA:              2.1x  -  28.7x

o         Transaction Value to EBIT:                4.2x  -  32.1x

o         Equity Value to Net Income:              10.4x  -  43.3x

It should be noted that the above multiples were calculated before any adjustments were made to the financial statements of the acquired companies. If adjustments were made for market compensation levels, special bonuses, nonrecurring expenses, etc., lower valuation multiples would likely result.

Due to the unavailability of detailed financial and valuation information related to the controlling interest transactions identified, the range of valuation multiples identified from the controlling transaction search was not used to directly value Pak Mail. Instead, the range of transaction value multiples was examined in conjunction with the discounted cash flow and comparable company analyses to assess the reasonableness of the concluded equity value of the Company.

                        PAK MAIL CENTERS OF AMERICA, INC.
                       Preferred Stock Rights & Privileges
================================================================================

                            Preferred Stock Valuation

Our concluded total equity value range of $1.35 million to $1.55 million, shown in Section VIII Conclusions, is lower than the redemption value and liquidation preference value of the Series C Preferred Stock of approximately $2.2 million. This indicates that the fair market value of the Preferred Stock is less than its redemption value. The common shares are secondary to the Preferred shares in priority and will realize value only after value accrues to the Preferred. We note that there are no near-term plans to redeem the preferred stock, nor does the Company have the wherewithal to fund a redemption in the next year or two. Based on the stated dividend rate of 6 percent relative to the risk of Pak Mail in general and the Series C Preferred specifically, as well as yields available on preferred stocks and the lack of redemption plan in the near future, we believe the fair market value of the Series C Preferred Stock value is significantly less than its stated liquidation value.

We valued the Series C Preferred Stock by discounting the future expected dividend payments over a 3 to 10 year time period and redemption of principal occurring at the end of the period to their present value. This time frame utilized reflects our assessment of a reasonable period before the Company would be sold or the Preferred Stock redeemed. We believe a time horizon of more than 3 years but less than 10 best reflects how an investor would perceive the Preferred Stock.

The discount rate used in our analysis was based on yields observed for preferred stocks with "C" ratings ranging from 5.8% to 62.3%, as well as alternative investments and the overall risk of Pak Mail. A discount rate range of 18.0% to 20.0% was deemed reasonable for Pak Mail's Series C Preferred Stock. This is consistent with the discount rate used in the DCF approach.

The following illustrates our concluded range of value for the Series C Preferred Stock:

                                                      Discount Rate
                                        ---------------------------------------
PV of Series C Preferred Stock            20.0%           19.0%         18.0%

3 Year Redemption                         1,562,956     1,600,015     1,638,311

5 Year Redemption                         1,288,581     1,335,559     1,384,840

7 Year Redemption                         1,098,042     1,148,810     1,202,801

10 Year Redemption                          915,603       966,331     1,021,240


--------------------------------------------------------------------------------
Overall Range of Series C Preferred Stock   915,603          --       1,638,311
--------------------------------------------------------------------------------


The above analysis of the Series C Preferred Stock yielded a range of value between $900,000 and $1.6 million. We have concluded at a fair market value of $1.3 million for the Series C Preferred Stock. This represents 58.6% of face value, which we believe to be reasonable based upon our review of the Preferred Stock and the Company.

                        PAK MAIL CENTERS OF AMERICA, INC.
                       Preferred Stock Rights & Privileges
================================================================================


The following lists the rights and privileges for Pak Mail's Series C Preferred stock, per the preferred stock agreement:


Par Value:          $1,000

Stated Value:       $1,000 per share

Outstanding:        2,216.668 shares

Dividends:          Holders of preferred shares are entitled to receive
                    cumulative dividends at the rate of $60.00 per twelve-month period paid annually.

Redemption:         The Company has the right to redeem part or all of the
                    outstanding preferred shares at a price per share equal to $1,000 plus all dividends accrued and unpaid to the date of redemption.

Voting: Holders of preferred shares are not entitled to vote for the election of directors. However, the Company may not engage in any of the following activities without the approval of a majority of the total number of preferred shares outstanding:

                        1. Alter the rights, preferences, or privileges of the preferred stock
                        2. Increase the authorized number of preferred shares
                        3. Create any new class of shares that have preferences over the preferred stock, with respect to dividends or assets, unless the purpose and the proceeds are to retire all the preferred stock outstanding
                        4. Issuance of shares of Common Stock of the Company
                        5.      Merge and/or consolidate with another
                                corporation
                        6. Sell, liquidate or dispose of the Company's assets


Liquidation
Rights: In the event of a liquidation or dissolution, the proceeds shall be distributed in the following priority:


                        1. Preferred shareholders are entitled to receive assets of the Company in an amount per share equal to $1,000 plus all dividends accrued and unpaid.

                        2. Any remaining assets will be distributed to common shareholders.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                   Conclusion
================================================================================


The preceding analysis employed both the DCF method and the comparable public company method in the valuation of Pak Mail. The DCF analysis yielded a range of equity value between $1.3 and $1.5 million. The comparable public company analysis yielded a range of equity value from $1.4 to $1.6 million. The analysis indicates an overall valuation range between $1.3 million and $1.6 million, and we have concluded at the range $1.35 million to $1.55 million. Upon subtracting the value of preferred stock from our equity value range, the concluded value on a controlling interest basis ranges from $50,000 to $250,000.

Based on our analysis, and relying on the accuracy and completeness of all information provided to us, it is our opinion that as of May 31, 2002, the fair market value of Pak Mail Center of America, Inc. equity value, on a controlling interest basis, is reasonably stated in the range of $50,000 to $250,000.

--------------------------------------------------------------------------------
Control Equity Value Indications:

     Discounted Cash Flow Analysis             $1,251,352       --    $1,469,746

     Comparable Public Company Analysis        $1,381,218       --    $1,581,218

Concluded Control Equity Value Range:          $1,350,000       --    $1,550,000

     Less Value of Preferred Stock                        $1,300,000

Concluded Control Equity Value Range (common)     $50,000             $  250,000
--------------------------------------------------------------------------------

                        PAK MAIL CENTERS OF AMERICA, INC.
                                Economic Overview
================================================================================


                                                                      April 2002


                                ECONOMIC OVERVIEW

     The purpose of this economic overview is to provide a review of the current condition of the national economy and the outlook for the year to come. The overview reflects the consensus forecast of the Blue Chip Economic Indicators panel (the "Consensus") and our examination of other pertinent economic analyses. As these sources are generally published mid-month, this overview reflects the economic outlook as of that time.

Overall Economic Growth

The Consensus has revised its estimate of inflation-adjusted (real) GDP growth during the first quarter of 2002, to 4.5%, on an annualized basis, up by almost two percentage points from last month's prediction. The major contributor to the sudden acceleration in real GDP growth, which would be the fastest growth in real GDP since the second quarter of 2000, is believed to be a sharp reduction in the rate of business inventory liquidation, which is expected to add about three percentage points to real GDP growth in the first quarter of this year. Other factors contributing to the rapid growth during the first quarter are continued strength in consumer spending and renewed investment in business equipment and software.

In the second quarter of this year, the contribution from business inventories is expected to be smaller, and consumer spending is expected to grow at a slower rate. Nevertheless, the Consensus has adjusted its forecast of real GDP growth in the second quarter of 2002 to an annualized rate of 3.4%, up by 0.2 of a percentage point from last month's forecast, and expects real GDP growth to reach 3.7% in both the third and fourth quarters of 2002, in response to stronger labor markets and business investment resulting from improvement in corporate profits.

The Institute for Supply Management's new orders index rose to 65.3 in March, its highest level in 16 years, indicating that industrial activity, too, may be experiencing an upswing. Total industrial production, which declined by 3.8% last year, is expected to grow 0.3% in 2002 and 4.7% in 2003. As businesses begin building up their inventories again, however, inflation may accelerate, as wholesalers and retailers that had been cutting prices of products that were overstocked have trimmed their inventory levels to correspond more closely to customer demand, and thus have less incentive to keep prices low.

The Consensus expects real GDP to grow 2.6% in 2002 and 3.5% in 2003. Current-dollar (nominal) GDP, meanwhile, is expected to grow 4.0% in 2002 and 5.5% in 2003.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                Economic Overview
================================================================================


Consumption and Investment

Real personal consumption expenditures (PCE) grew at a revised annual rate of 6.1% in the fourth quarter of 2001, mainly as the result of record vehicle sales encouraged by zero-financing offers from auto manufacturers. For the entire year, however, PCE grew by only 3.1% in 2001 after growing by an average of 4.9% in the prior three years. The Consensus believes real PCE growth will slow down in the coming months, but will be much stronger than previously expected, registering annualized gains of 2.9% in the first quarter, 2.3% in the second quarter, 2.8% in the third quarter, and 3.1% in the fourth quarter of 2002.

The Consensus predicts new housing starts will total 1.61 million units in 2002 and 1.58 million units in 2003, compared to 1.60 million units in 2001. Total vehicle sales are expected to number 16.2 million units in 2002 and 16.5 million units in 2003, compared to 17.5 million units in 2001. Nonresidential investment is expected to decline by 2.8% in 2002 and grow 7.0% in 2003 after declining 3.2% during 2001.

Inflation and Unemployment

Inflation is expected to remain relatively low in the near future, mainly as the result of last year's plunge in energy prices. However, as energy prices rebound due to renewed global economic growth, the Consensus has begun to ratchet slightly upward its forecast for the Consumer Price Index (CPI), which rose 2.8% in 2001, predicting increases in the CPI of 1.5% in 2002 and 2.5% in 2003, an increase of 0.1 from last month's forecast for both years. The chained-GDP price index, meanwhile, is expected to rise 1.4% in 2002 and 1.9% in 2003, after increasing 2.2% in 2001.

Unemployment is expected to reach an average of 5.7% during 2002 before falling again to 5.3% during 2003, compared to 4.8% in 2001.

Interest Rates

On April 16, 2002, Fed funds were trading at 1.75%, three-month T-bills at 1.7%, and ten-year T-notes at 5.2%, while the dollar was trading at 131 yen and $0.88/euro. At its last meeting on March 17, 2001, the Federal Open Market Committee (FOMC) decided to leave the Fed funds rate target unchanged. Analysts believe the FOMC will make no further changes in the Fed funds target until August 2002, at which point they expect the Fed to begin shifting the target rate slightly upward.

--------------------------------------------------------------------------------
Sources:  Blue Chip Economic Indicators, April 10, 2002
              Standard & Poor's Trends & Projections, April 18, 2002

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Analysts Resumes
================================================================================

                                GREGORY P. RANGE
                                Managing Director

GREGORY P. RANGE is a Managing Director and manages the West Coast office of Duff & Phelps, LLC. Mr. Range advises owners of private companies, boards of directors of public companies, financial institutions, charitable foundations, ERISA-covered trusts and other professionals on issues including acquisitions, mergers, divestitures, investment viability, estate planning, valuation, and obtaining liquidity for closely held business owners. Additionally, he has extensive experience in structuring, advising and arranging financing for leveraged ESOP transactions and authored a chapter entitled "Advanced Valuation Issues in ESOP LBO's" in Employee Stock Ownership Plans. His responsibilities with Duff & Phelps include general management and administration of Duff & Phelps Los Angeles office, project management and business development. Prior to joining Duff & Phelps in 1990, he was a senior vice president with Houlihan, Lokey, Howard & Zukin, having spent seven years with that firm. Mr. Range has been a frequent speaker to groups and professional organizations on a variety of topics and teaches continuing education courses to both legal and accounting professionals on transaction related issues.

Mr. Range received a B.A. in Economics from Stanford University and an M.B.A. in Finance from the University of California, Los Angeles. He is a member of the Board of Trustees of the Alliance Healthcare Foundation and is a member of the Board of Governors of Portals, a not for profit rehabilitation agency for the homeless and mentally ill.

                               KENNETH A. NOFZIGER
                                 Vice President

KENNETH A. NOFZIGER is a Vice President in the Los Angeles office of Duff & Phelps, LLC. Mr. Nofziger advises corporations, business owners, accountants and attorneys on issues related to determining, increasing and realizing value. He is responsible for a wide variety of mergers and acquisition, business valuation and financing engagements for middle market and emerging growth companies. Prior to joining Duff & Phelps, Mr. Nofziger was with EquiCo, LLC a boutique investment bank specializing in the sale of small and middle market companies. Previously he was a senior manager with RSM McGladrey, Inc. and McGladrey & Pullen, LLP where he provided financial, operations and strategic consulting services to middle-market and owner-managed companies.

Mr. Nofziger received a B.S. in Accounting from Western Illinois University and a M.B.A. with an emphasis in Strategic Management from DePaul University. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and the National Association of Certified Valuation Analysts.

                        PAK MAIL CENTERS OF AMERICA, INC.
                                 Analysts Resumes
================================================================================


                                   GUY SHVARTZ
                                    Associate

GUY SHVARTZ is an Associate of Duff & Phelps, LLC. Mr. Shvartz has worked on a variety of financial transactions including mergers and acquisitions, fairness opinions, and securities valuation services. Prior to joining Duff & Phelps, Mr. Shvartz worked as an analyst at Union Bank of California in the Corporate Banking Group. He focused heavily on merger and acquisition financing transactions involving public companies spanning various industries. Mr. Shvartz holds a B.A. in economics from the University of California Irvine.

1. Pak Mail's audited financial statements for the fiscal years ended December 31, 1997 through 2001 and unaudited financial statements for the first quarter of 2002.

2. Projections provided by management for the fiscal years ended December 31, 2002 through 2006.

3.   Various leases and other agreements.

4. Following search resources: ValueLine; Hoovers Online; Market Guide Online; Bloomberg; Dun & Bradstreet; and Global Researcher.

5. Following financial data resources: Standard & Poor's Compustat Services, Inc.; First Call Corporation; Ibbotson Associates; and Securities Database Corporation.

6. Various SEC filings for the following companies: BCT International, Dwyer Group, Emerging Vision, Global Business Services, Nathan's Famous, Noble Roman's, Pizza Inn, Schlotzsky's.

7.   Various financial market data and new articles published by Bloomberg L.P.

8.   Various analytical and industry reports supplied by Multex Online.

                                     ANNEX F

                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS
                  PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions

For purposes of this article:

(1) "Beneficial Shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record Shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a Shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record Shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the Shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record Shareholder or a beneficial Shareholder.

7-113-102. Right to dissent

(1) A Shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the Shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the Shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II)
The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a Shareholder vote is required under section 7-112-102(1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the Shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A Shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand Shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the Shareholders entitled to receive notice of the Shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine Shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of Shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the Shareholder will receive for the Shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand Shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, (S) 30, eff. June 1, 1996.

(2.5) A Shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the Shareholder's shares in the event of a reverse split that reduces the number of shares owned by the Shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A Shareholder is entitled to dissent and obtain payment of the fair value of the Shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board of Directors.

(4) A Shareholder entitled to dissent and obtain payment for the Shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the Shareholder or the corporation.


7-113-103. Dissent by nominees and beneficial owners

(1) A record Shareholder may assert dissenter's rights as to fewer than all the shares registered in the record Shareholder's name only if the record Shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record Shareholder asserts dissenter's rights. The rights of a record Shareholder under this subsection (1) are determined as if the shares as to which the record Shareholder dissents and the other shares of the record Shareholder were registered in the names of different Shareholders.

(2) A beneficial Shareholder may assert dissenter's rights as to The shares held on the beneficial Shareholder's behalf only if: (a) The beneficial Shareholder causes the corporation to receive the record Shareholder's written consent to the dissent not later than the time the beneficial Shareholder asserts dissenter's rights; and (b) The beneficial Shareholder dissents with respect to all shares beneficially owned by the beneficial Shareholder. (3) The corporation may require that, when a record Shareholder dissents with respect to the shares held by any one or more beneficial Shareholders, each such beneficial Shareholder must certify to the corporation that the beneficial Shareholder and the record Shareholder or record Shareholders of all shares owned beneficially by the beneficial Shareholder have asserted, or will timely assert, dissenter's rights as to all such shares as to which there is no limitation on the ability to exercise dissenter's rights. Any such requirement shall be stated in the dissenter's notice given pursuant to section 7-113-203.


                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS
              PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenter's rights

(1) If a proposed corporate action creating dissenter's rights under section 7-113-102 is submitted to a vote at a Shareholders' meeting, the notice of the meeting shall be given to all Shareholders, whether or not entitled to vote. The notice shall state that Shareholders are or may be entitled to assert dissenter's rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to Shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the Shareholders' meeting for which the notice was to have been given, but any Shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the Shareholder's shares under this article by reason of the Shareholder's failure to comply with the provisions of section 7- 113-202(1).


(2) If a proposed corporate action creating dissenter's rights under section 7-113-102 is authorized without a meeting of Shareholders pursuant to section 7-107-104, any written or oral solicitation of a Shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that Shareholders are or may be entitled to assert dissenter's rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to Shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a Shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any Shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the Shareholder's shares under this article by reason of the Shareholder's failure to comply with the provisions of section 7- 113-202(2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenter's rights under section 7-113-102 is submitted to a vote at a Shareholders' meeting and if notice of dissenter's rights has been given to such Shareholder in connection with the action pursuant to section 7-113-201(1), a Shareholder who wishes to assert dissenter's rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the Shareholder's intention to demand payment for the Shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenter's rights under section 7-113-102 is authorized without a meeting of Shareholders pursuant to section 7-107-104 and if notice of dissenter's rights has been given to such Shareholder in connection with the action pursuant to section 7-113-201(2) a Shareholder who wishes to assert dissenter's rights shall not execute a writing consenting to the proposed corporate action.

(3) A Shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the Shareholder's shares under this article.

7-113-203. Dissenter's notice

(1) If a proposed corporate action creating dissenter's rights under section 7-113-102 is authorized, the corporation shall give a written dissenter's notice to all Shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenter's notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenter's rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A Shareholder who is given a dissenter's notice pursuant to section 7- 113-203 and who wishes to assert dissenter's rights shall, in accordance with the terms of the dissenter's notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the Shareholder's certificates for certificated shares.

(2) A Shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a Shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the Shareholder's exercise of dissenter's rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A Shareholder who does not demand payment and deposit the Shareholder's share certificates as required by the date or dates set in the dissenter's notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a Shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to Shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenter's rights under section 7-113- 102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of Shareholders for the record Shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to Shareholders, a statement of changes in Shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to Shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenter's rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenter's rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenter's notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenter's notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to Shareholders of the terms of the proposed corporate action creating dissenter's rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenter's rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenter's rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7- 113-206(2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113- 206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS
                      PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of Shareholders for the record Shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                     ANNEX G


                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                        Consolidated Financial Statements
                                       and
                          Independent Auditors' Report
                           November 30, 2002 and 2001


                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
Independent Auditors' Report                                                 G-1

Consolidated Financial Statements

         Consolidated Balance Sheets                                         G-2

         Consolidated Statements of Operations                               G-3

         Consolidated Statement of Changes in Stockholders'
          (Deficit) Equity                                                   G-4

         Consolidated Statements of Cash Flows                               G-5

Notes to Consolidated Financial Statements                                   G-7

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
Pak Mail Centers of America, Inc. and Subsidiary
Aurora, Colorado


We have audited the accompanying consolidated balance sheets of Pak Mail Centers of America, Inc. and Subsidiary as of November 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years ended November 30, 2002, 2001 and 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pak Mail Centers of America, Inc. and Subsidiary as of November 30, 2002 and 2001, and the results of their operations and their cash flows for the years ended November 30, 2002, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

                                        /s/  Ehrhardt Keefe Steiner & Hottman PC
                                        ----------------------------------------
                                             Ehrhardt Keefe Steiner & Hottman PC


January 9, 2003
Denver, Colorado



                       PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY


                                  Consolidated Balance Sheets



                                                                          November 30,
                                                                   --------------------------
                                                                      2002           2001
                                                                   -----------    -----------
                                            Assets
Current assets
   Cash and cash equivalents                                       $   134,762    $    17,201
   Restricted cash                                                      75,516        138,406
   Trade accounts receivable, less allowance for doubtful
    accounts of $78,335 (2002) and $69,677 (2001)                      555,399        544,192
   Inventories                                                          40,816         30,225
   Notes receivable - current, less allowance for doubtful
    accounts of $16,368 (2002) and $31,115 (2001)                      168,494        115,523
   Prepaid expenses and other current assets                             9,583         55,588
   Deferred income taxes                                                  --          132,734
                                                                   -----------    -----------
        Total current assets                                           984,570      1,033,869
                                                                   -----------    -----------
Non-current assets
   Property and equipment, net                                          50,761         85,413
   Notes receivable, net of current portion                             10,248        184,447
   Capitalized software, net                                              --          571,956
   Deferred franchise costs                                              4,000         16,770
   Deposits and other                                                  119,278        112,868
                                                                   -----------    -----------
        Total non-current assets                                       184,287        971,454
                                                                   -----------    -----------
Total assets                                                       $ 1,168,857    $ 2,005,323
                                                                   ===========    ===========

                             Liabilities and Stockholders' Equity

Current liabilities
   Trade accounts payable                                          $   107,518    $   203,042
   Accrued other                                                       360,011        348,617
   Deferred rent                                                        56,903         64,776
   Preferred stock dividends payable                                   133,000        133,000
   Current portion of capital lease obligation                           9,798         10,520
   Due to advertising fund                                              75,516        138,406
   Current portion of post employment benefits                         181,967           --
   Deferred franchise revenues                                          97,200        127,820
                                                                   -----------    -----------
        Total current liabilities                                    1,021,913      1,026,181
                                                                   -----------    -----------
Non-current liabilities
   Deferred franchise revenues                                         308,039        498,385
   Note payable - stockholders                                         400,000        400,000
   Capital lease obligations, less current portion                        --           11,088
   Post employment benefits                                             44,902           --
                                                                   -----------    -----------
        Total non-current liabilities                                  752,941        909,473
                                                                   -----------    -----------
        Total liabilities                                            1,774,854      1,935,654
                                                                   -----------    -----------
Commitments
stockholders' (deficit) equity
   Series C redeemable preferred stock, $1,000 par value; 6%
    cumulative; 2,500 shares authorized, 2,216 shares issued and
    outstanding (liquidation preference $2,482,668)                  2,216,668      2,216,668
   Common stock, $.001 par value; 200,000,000 shares
    authorized, 3,877,737 shares  issued and outstanding                 3,877          3,877
   Additional paid-in capital                                        5,113,992      5,113,992
   Accumulated deficit                                              (7,940,534)    (7,264,868)
                                                                   -----------    -----------
        Total stockholders' (deficit) equity                          (605,997)        69,669
                                                                   -----------    -----------
Total liabilities and stockholders' (deficit) equity               $ 1,168,857    $ 2,005,323
                                                                   ===========    ===========


                       See notes to consolidated financial statements.

                                             G-2

                          PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY


                                Consolidated Statements of Operations



                                                                   For the Years Ended
                                                                        November 30,
                                                         -----------------------------------------
                                                            2002           2001           2000
                                                         -----------    -----------    -----------

Revenues
   Royalties from franchisees                            $ 2,676,822    $ 2,715,152    $ 2,709,764
   Franchise fees                                          1,041,005        875,099      1,063,315
   Sales of products and services                            779,357        643,639        836,082
   Software license fees                                        --          121,170        301,175
   Other income                                              113,524        133,398        235,800
                                                         -----------    -----------    -----------
        Total revenues                                     4,610,708      4,488,458      5,146,136
                                                         -----------    -----------    -----------

Operating expenses
   Selling, general and administrative                     1,720,472      1,989,770      2,596,832
   Cost of products and services                             842,527        730,848        852,732
   Royalties paid to area franchisees                      1,142,519      1,135,805      1,070,974
   Commissions on franchise sales                            451,701        355,343        398,884
   Advertising                                                85,180        133,164        171,844
   Depreciation and amortization                              58,494        139,573        224,839
   Post employment expenses                                  272,233           --             --
   Impairment of capitalized software                        571,956           --          557,853
   Loss on disposal of assets                                   --             --           12,221
                                                         -----------    -----------    -----------
        Total operating expenses                           5,145,082      4,484,503      5,886,179
                                                         -----------    -----------    -----------

(Loss) income from operations                               (534,374)         3,955       (740,043)
                                                         -----------    -----------    -----------

Other income (expense)
   Interest income and other                                  13,358         19,198         16,653
   Interest expense                                          (21,916)       (44,065)       (63,193)
                                                         -----------    -----------    -----------
        Total other income (expense)                          (8,558)       (24,867)       (46,540)
                                                         -----------    -----------    -----------

Loss before income tax expense                              (542,932)       (20,912)      (786,583)

Income tax expense                                          (132,734)      (214,766)          --
                                                         -----------    -----------    -----------

Net loss                                                    (675,666)      (235,678)      (786,583)
Preferred stock dividend                                        --          133,000        133,000
                                                         -----------    -----------    -----------

Net loss available to Common Stockholders                $  (675,666)   $  (368,678)   $  (919,583)
                                                         ===========    ===========    ===========

Net loss per share - basic and diluted                   $     (0.17)   $     (0.10)   $     (0.24)
                                                         ===========    ===========    ===========

Weighted average common shares outstanding - basic and
 diluted                                                   3,877,737      3,875,158      3,873,737
                                                         ===========    ===========    ===========


                          See notes to consolidated financial statements.

                                                 G-3

                                         PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY


                                Consolidated Statement of Changes in Stockholders' (Deficit) Equity

                                       For the Years Ended November 30, 2002, 2001 and 2000



                                   Preferred Stock
                                      Series C                   Common Stock          Additional                      Total
                              -------------------------   -------------------------     Paid-in      Accumulated    Stockholders'
                                 Shares        Amount        Shares        Amount       Capital         Deficit       Deficit
                              -----------   -----------   -----------   -----------   -----------    -----------    -----------

Balance - November 30, 1999         2,216   $ 2,216,668     3,873,737   $     3,874   $ 5,113,995    $(5,976,607)   $ 1,357,930

Net loss                             --            --            --            --            --         (919,583)      (919,583)
                              -----------   -----------   -----------   -----------   -----------    -----------    -----------

Balance - November 30, 2000         2,216     2,216,668     3,873,737         3,874     5,113,995     (6,896,190)       438,347

Stock issuance                       --            --           4,000             3            (3)          --             --

Net loss                             --            --            --            --            --         (368,678)      (368,678)
                              -----------   -----------   -----------   -----------   -----------    -----------    -----------

Balance - November 30, 2001         2,216     2,216,668     3,877,737         3,877     5,113,992     (7,264,868)        69,669

Net loss                             --            --            --            --            --         (675,666)      (675,666)
                              -----------   -----------   -----------   -----------   -----------    -----------    -----------

Balance - November 30, 2002         2,216   $ 2,216,668     3,877,737   $     3,877   $ 5,113,992    $(7,940,534)   $  (605,997)
                              ===========   ===========   ===========   ===========   ===========    ===========    ===========


                                         See notes to consolidated financial statements.

                                                               G-4

                     PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY


                           Consolidated Statements of Cash Flows



                                                            For the Years Ended
                                                               November 30,
                                                    -----------------------------------
                                                       2002         2001         2000
                                                    ---------    ---------    ---------
Cash flows from operating activities
   Net loss                                         $(675,666)   $(368,678)   $(919,583)
                                                    ---------    ---------    ---------
   Adjustments to reconcile  to net cash provided
    by operating activities
     Depreciation and amortization                     58,494      139,573      224,839
     Loss on disposal of assets                       571,956         --        557,853
     Preferred stock dividends payable                   --        133,000      133,000
     Change in provision for loss on accounts
      receivable                                        8,658      (57,761)       8,278
     Provision for loss on notes receivable           (14,747)      13,107       27,086
     Bad debts                                        126,000      102,000      255,381
     Deferred franchise costs                          12,770       30,901      (15,860)
     Deferred income taxes                            132,734      214,766         --
     Post employment benefit                          226,869         --           --
     Changes in assets and liabilities
       Accounts receivable                            (67,118)     (31,994)    (235,595)
       Inventories                                    (10,591)      14,058       57,074
       Prepaid expenses and other current assets       46,005      (32,902)       6,588
       Trade accounts payable                         (95,524)    (114,189)       1,856
       Accrued expenses and deferred rent               3,521      130,300      (77,108)
       Deferred revenue                              (220,966)      19,085       (6,899)
       Due to advertising fund                        (62,890)     127,277        9,249
                                                    ---------    ---------    ---------
                                                      715,171      687,221      945,742
                                                    ---------    ---------    ---------
        Net cash provided by operating activities      39,505      318,543       26,159
                                                    ---------    ---------    ---------
Cash flows from investing activities
   Capital expenditures                                (6,426)      (9,102)     (82,799)
   Capitalized software costs                            --       (197,299)    (211,880)
   Deposits and other                                 (23,826)      32,803      (11,372)
   Payments on notes receivable                        57,228      143,053      109,154
                                                    ---------    ---------    ---------
        Net cash provided by (used in) investing
         activities                                    26,976      (30,545)    (196,897)
                                                    ---------    ---------    ---------
Cash flows from financing activities
   Payments on notes payable and capital lease
    obligations                                       (11,810)     (10,520)     (31,549)
   Advances on notes payable                             --           --        300,000
   Preferred stock dividends paid                        --       (133,000)    (133,000)
   Restricted cash                                     62,890     (127,277)      (9,249)
                                                    ---------    ---------    ---------
        Net cash provided by (used in) financing
         activities                                    51,080     (270,797)     126,202
                                                    ---------    ---------    ---------
Net increase (decrease) in cash                       117,561       17,201      (44,536)
Cash - beginning of year                               17,201         --         44,536
                                                    ---------    ---------    ---------
Cash - end of year                                  $ 134,762    $  17,201    $    --
                                                    =========    =========    =========

(Continued on next page.)

                     See notes to consolidated financial statements.

                                           G-5

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY


                      Consolidated Statements of Cash Flows


(Continued from previous page.)


Supplemental disclosure of cash flow information

Cash paid for:                           Interest
                                        ----------
       2002                             $   21,916
       2001                             $   44,065
       2000                             $   63,193


Supplemental disclosure of non-cash activity:

         At November 30, 2002, 2001 and 2000 $0, $0 and $49,170 of notes receivable additions are included in deferred revenue, respectively.

         During 2000, the Company incurred capital lease obligations and recorded related equipment of $43,677.


                See notes to consolidated financial statements.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Note 1 - Description of Business and Summary of Significant Accounting Policies
-------------------------------------------------------------------------------

Pak Mail Centers of America, Inc., (the Company), was incorporated in Colorado in 1984 and is engaged in the business of marketing and franchising Pak Mail Retail and Service Centers, which specialize in custom packaging of items to be mailed or shipped throughout the United States and Mexico.

The following table summarized the number of Pak Mail Retail and Service Centers in operation during the last three fiscal years:

                                                                November 30,
                                                            --------------------
                                                            2002    2001    2000
                                                            ----    ----    ----
Franchises:
     Franchise centers in operation:
         Domestic                                            346     338     345
         International                                        47      45      44
     Rights to franchise centers sold and not in
         operation                                            12      22      29
                                                            ----    ----    ----
                                                             401     405     418
                                                            ====    ====    ====


Principles of Consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of Pak Mail Centers of America, Inc. and its subsidiary, Pak Mail Crating and Freight Services, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company continually monitors its positions with, and the credit quality of, the financial institutions it invests with. As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Concentrations of Credit Risk
-----------------------------

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and cash equivalents, and accounts and notes receivable from franchisees, area developers and marketing directors. The Company places its temporary cash investments with what management believes are high-credit, quality financial institutions. To reduce credit risk, the Company reserves the right to terminate franchise agreements for non-payment of amounts owed. Additionally, as of November 30, 2002 and 2001, approximately $130,000 and $183,000 of notes receivable are offset by comparable amounts in deferred revenue.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of financial instruments including accounts receivable, accounts payable and accrued expenses approximated fair value as of November 30, 2002 because of the relatively short maturity of these instruments.

The carrying amounts of notes receivable, capital lease obligations, and debt outstanding approximate fair value as of November 30, 2002 because interest rates and discount rates on these instruments approximate market interest rates.

Inventories
-----------

Inventory consists of equipment and supplies held for resale to franchisees for use at their store locations or held at corporate owned stores for resale to the public and is stated at the lower of cost or market, determined using the first-in, first-out method (FIFO).

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from 3 to 7 years.

Long-Lived Assets
-----------------

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered. The Company looks primarily to the undiscounted future cash flows in its assessment of whether or not long-lived assets have been impaired.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the Unites States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company has recorded an allowance for doubtful collections on accounts receivable and notes receivable. These are continually reviewed based upon changes in the nature of the amounts outstanding. Accordingly, the allowances are subject to change due to circumstances not presently known.

The Company has recorded a valuation allowance for potentially unrealizable deferred tax assets. This allowance is reviewed based upon historical and projected financial results of the Company. Accordingly, the allowance is subject to changes due to circumstances not presently known.

Deferred Rent
-------------

The Company was granted upfront free rent periods on its office facility. The accompanying financial statements reflect rent expense on a straight-line basis over the term of the lease.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Deferred Financing Costs
------------------------

Costs related to the development of the franchise operations are capitalized and amortized over the expected period of benefit of five years. These costs are primarily comprised of costs incurred to develop the franchise documents.

Incremental direct development costs, such as commissions, are deferred, but not in excess of the deferred revenue and are expensed when the related franchise fee revenue is recognized.

Revenue Recognition
-------------------

The Company has awarded franchise rights under the following franchise agreements:

o Individual franchise agreement - Right to operate one store at a location to be determined. Franchise fees are payable in cash or notes upon execution of agreement.

o Area developer agreement - Right to develop stores within a specified geographic area. The area franchise fee (based upon the estimated development potential of the area) is payable in cash and notes upon execution of the area developer agreement. Upon awarding of individual franchises within the franchise area, the Company typically received 60% of the individual franchise fee and the area developer receives 40%. The area developer receives 50% to 60% of the royalties from individual franchisees within the area. Although the Company currently has several franchises operating under this agreement, during fiscal year 1994, the Company changed the terms of this agreement as specified in the area marketing agreement below.

o Area marketing agreement - Right to market franchises within a specified geographic region. The area marketing fee is payable in cash and notes upon execution of the area marketing agreement. Upon selling of individual franchises within the area, the Company typically receives 60% of the individual franchise fee and the area marketer receives 40%. The area marketer receives 50% of the royalties from individual franchisees within the area.

o International area franchise agreement - Right to market franchises within a designated country or specified geographic region. The international franchise fee is payable in cash and notes upon execution of the franchise agreement. The Company's participation in franchise fees and royalties for individual franchises sold within the international area are negotiated on a case-by-case basis. Additionally, the Company agrees to train all new individual franchisees for a flat fee.

Revenue Recognition (continued)
-------------------------------

Individual franchise fees outside a marketing or development area are recognized as revenue when all material services and conditions relating to the sale have been substantially performed by the Company and the franchise has commenced operations.

The Company recognizes marketing agreement fees on a straight-line basis over the effective term of the agreement, which is five years or as stores within the area are opened.

Individual franchise fees within a domestic area are recognized as revenue when all material services and conditions relating to the sale have been substantially performed by the Company, principally site selection and training.

International area franchise fees are deferred and the revenue is not recognized until training provided to the international area marketer is completed and collection of notes receivable is reasonably assured.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Royalties from Franchisees
--------------------------

Royalties from individual franchisees are based upon a percentage of each franchisee's sales and are recognized when earned based upon reported sales activity by each franchisee.

Software Revenue Recognition
----------------------------

The Company's software products were generally licensed to franchisees for a one-time initial fee and subsequent annual license and maintenance fees. The initial license fee was recognized as revenue upon execution of a signed contract, delivery of licensed software and when the Company believed that the collection of the receivable was probable. Revenue on annual license fees were recognized over the related 12 month period. During 2001, the Company determined that its software was not working as intended and therefore, revenue is no longer recognized on software licenses.

Sales Equipment, Supplies and Services
--------------------------------------

Revenue is recognized as product is shipped or services rendered.

Advertising Costs
-----------------

The Company expenses advertising costs as incurred.

Income Taxes
------------

The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the differences between the financial statement and tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that are not expected to be realized based on available evidence.

                  Note 12 - Income Taxes (TAKEN FROM QUIZNO'S)

Software Development Costs
--------------------------

The Company applies the provisions of Statement of Position 98-1, "Accounting for Costs of Computer Software Developed for Internal Use". The Company accounts for costs incurred in the development of computer software as software research and development costs until the preliminary project stage is completed. Capitalized software costs consist of costs of internally developed software developed for sale to franchisees. Capitalization of internally developed software costs begins upon the establishment of the technological feasibility of a product. The recoverability of capitalized software costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenues, estimated economic life and changes in software and hardware technologies. Amortization of internally developed software costs are provided on a product-by-product basis using the amount computed by the straight-line method over the remaining economic life of the product. Generally, an original estimated economic life of three years is assigned to capitalized costs. The software was placed in service by a majority of the franchises in February 2000. As such, amortization in 2000 was $81,390.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


After two months of use, it became apparent that the software was not working as intended. The Company contracted with a software development company to rewrite a significant portion of the program for approximately $230,000. Management's analysis indicated that approximately $557,853 of the original capitalized asset needed to be written off as an impaired asset.

In May of 2001 the Company determined that it had no more funds to commit to finishing the development of the software. Accordingly, an agreement was reached with ReSource Software, Inc. to continue development of the software at their expense and then market the finished product and split the revenue. The Company also received 350 ReSource point of sale software licenses for use by the Company's stores for $55,000 to be paid over one year.

In August 2002, the Company determined that the point of sale software could not easily be integrated with Resource Software, Inc. Therefore, the remaining balance was considered impaired and written off in the current year.

Reclassifications
-----------------

Certain amounts in the 2001 and 2000 consolidated financial statements have been reclassified to conform to the 2002 presentation.

Recently Issued Accounting Pronouncements
-----------------------------------------

In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143 requires the fair value of a liability for an asset retirement obligation to be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS No. 143 is effective for years beginning after June 15,2002. The Company believes the adoption of this statement will have no material impact on its consolidated financial statements.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 requires that those long-lived assets be measured at the lower of carrying amount or fair value, less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. SFAS 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, are to be applied prospectively. The Company believes that the adoption of this statement will have no material impact on its consolidated financial statements.

In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB No. 4, 44 and 64, Amendment of FASB No. 13, and Technical Corrections." SFAS rescinds FASB No. 4 "Reporting Gains and Losses from Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This statement also rescinds SFAS No. 44 "Accounting for Intangible Assets of Motor Carriers" and amends SFAS No. 13, "Accounting for Leases". This statement is effective for fiscal years beginning after May 15, 2002. The Company does not expect the adoption of this statement to have a material effect on the Company's financial statements.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)." SFAS No. 146 requires that a

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption of this statement to have a material effect on the Company's financial statements.

Recently Issued Accounting Pronouncements (continued)
-----------------------------------------------------

In November 2002, the FASB published interpretation No, 45 "Guarantor's Accounting and Disclosure requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The Interpretation expands on the accounting guidance of Statements No. 5, 57, and 107 and incorporates without change the provisions of FASB Interpretation No. 34, which is being superseded. The Interpretation elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize an initial liability for the fair value, or market value, of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and initial measurement provisions apply on a prospective basis to guarantees issued or modified after December 31, 2002, regardless of the guarantor's fiscal year-end. The disclosure requirements in the Interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company does not expect the adoption of this statement to have a material effect on the Company's financial statements.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock-Based Compensation- Transition and Disclosure", which amends FASB Statement No. 123, "Accounting for Stock-Based Compensation" to provide alternative methods of transition for an entity that voluntary changes to the fair value method of accounting for stock-based compensation. In addition, this Statement amends the disclosure requirement provision of Statement No. 123 to require more prominent disclosure about the effects of an entity's accounting policy decisions with respect to stock-based employee compensation on reported net income. SFAS No. 148 is effective for fiscal years ended after December 15, 2002. The Company does not expect the adoption of this statement to have a material effect on the Company's financial statements.


Note 2 - Balance Sheet Disclosures
----------------------------------

Software development costs consist of the following:

                                                            November 30,
                                                       2002              2001
                                                     ---------        ---------

PSS version 1                                        $    --          $ 293,000
PSS version 2                                             --            409,329
Less accumulated amortization                             --           (130,373)
                                                     ---------        ---------
                                                     $    --          $ 571,956
                                                     =========        =========

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Property and equipment consist of the following:

                                                              November 30,
                                                        -----------------------
                                                          2002          2001
                                                        ---------     ---------
Office equipment                                        $ 211,789     $ 205,362
Furniture and fixtures                                    228,089       228,089
                                                        ---------     ---------
                                                          439,878       433,451
Less accumulated depreciation                            (389,117)     (348,038)
                                                        ---------     ---------
                                                        $  50,761     $  85,413
                                                        =========     =========

Depreciation expense for the periods ended is:


2002                                                    $  41,078
2001                                                    $  59,945
2000                                                    $  87,031


Note 3 - Notes Receivable
-------------------------

Notes receivable consist of franchise fees and area marketer fees financed by the Company. The notes are collateralized by the underlying franchise agreements and by essentially all of the franchisees' assets incidental to the operation of the franchise centers. Most of the notes are personally guaranteed by the owners of each franchise.

Notes receivable consist of the following:

                                                              November 30,
                                                        -----------------------
                                                          2002          2001
                                                        ---------     ---------

Non-interest bearing notes; interest imputed at 8%      $ 146,759     $ 255,492

Interest-bearing notes; interest rates from 6 to 8%        48,351        75,593
                                                        ---------     ---------
                                                          195,110       331,085
Less current portion                                     (168,494)     (115,523)
                                                        ---------     ---------
                                                           26,616       215,562
Less allowance                                            (16,368)      (31,115)
                                                        ---------     ---------
                                                        $  10,248     $ 184,447
                                                        =========     =========

The Company reserves an allowance for doubtful collections which is continually reviewed and adjusted to maintain the allowance at a level considered adequate to cover future losses. The allowance is management's best estimate of uncollectible amounts and is determined based on historical performance of the notes, which is tracked by the Company on an ongoing basis. The losses ultimately incurred could differ materially in the near term from the amounts estimated in determining the allowance. The Company collateralizes the notes with the area directorship agreement, assets of the store sold or other related assets.

It is the Company's policy not to impute interest on the notes which are included in deferred revenue. Included in these notes are financed area marketer fees, the maturities of which are based upon the expected opening of franchises within the area.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


The above amounts are scheduled to mature as follows:

Year Ending November 30,
------------------------

     2003                                        $   168,494
     2004                                             24,554
     2005                                              2,062
                                                 -----------
                                                     195,110
     Less allowance                                  (16,368)
                                                 -----------
                                                 $   178,742
                                                 ===========



Note 4 - Income Taxes
---------------------

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. The Company has recorded a valuation allowance on its net deferred tax assets as management is unable to determine if the deferred tax assets will be realized.

Temporary differences and carryforwards giving rise to a significant portion of deferred tax assets and liabilities are as follows:

                                                          November 30,
                                                 ------------------------------
                                                    2002               2001
                                                 -----------        -----------
Net operating loss carryforwards                 $ 1,760,000        $ 2,414,117
Reserves and other deferrals                         119,000           (138,000)
Depreciation and amortization                         13,400            (15,000)
Valuation allowance                               (1,892,400)        (2,128,383)
                                                 -----------        -----------
                                                 $      --          $   132,734
                                                 ===========        ===========

As of November 30, 2002, the Company has net operating loss carryforwards for tax purposes of approximately $5,176,000.

If not used, these carryforwards will expire in varying amounts as follows.

Year Ending November 30,
------------------------

     2003                                        $    65,000
     2004                                            507,000
     2005                                          1,061,000
     2006                                          1,183,000
     2007                                            738,000
     2008                                            610,000
     2009                                            622,000
     2019                                              3,000
     2020                                            242,000
     2021                                            145,000
                                                 -----------
                                                 $ 5,176,000
                                                 ===========

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


The following is a reconciliation of the statutory federal income tax rate applied to pre-tax accounting net loss compared to the income taxes in the consolidated statements of operations as of November 30, 2002:

                                                   For the Years Ended
                                                      November 30,
                                          -------------------------------------
                                             2002          2001          2000
                                          ---------     ---------     ---------

Income tax benefit                        $(235,983)    $ (68,117)    $(267,438)

Change resulting from:
Change in valuation allowance               235,983       282,883       267,438
Write down of deferred tax assets           132,734          --            --
                                          ---------     ---------     ---------

Provision for income tax expense          $ 132,734     $ 214,766     $    --
                                          =========     =========     =========


Note 5 - Subordinated Debt
--------------------------

The Company has a long-term $400,000 note payable to the Company's majority stockholder requiring interest only payments monthly with any unpaid principal and interest due on demand subsequent to January 2004. The note accrues interest at the prime rate (4.25% at November 30, 2002); however, the interest rate at no time will exceed 11% or be less than 8%. This note is unsecured.


Note 6 - Capital Leases
-----------------------

The Company has acquired assets under the provisions of long-term leases. For financial reporting purposes, minimum lease payments relating to the assets have been capitalized. The lease expires in August 29, 2003. Amortization of the leased property is included in depreciation expense.

The assets under capital lease have cost and accumulated amortization as follows:

                                                                November 30,
                                                           --------------------
                                                             2002        2001
                                                           --------    --------
Capitalized leases                                         $ 43,677    $ 43,677
Less accumulated amortization                               (35,488)    (24,568)
                                                           --------    --------
                                                           $  8,189    $ 19,109
                                                           ========    ========

Maturities of capital lease obligations are as follows:

Year Ending November 30,
------------------------

     2003                                                  $ 10,184
     Amount representing interest                              (386)
                                                           --------
     Present value of net minimum lease payments              9,798
     Less current portion                                    (9,798)
                                                           --------

     Long-term capital lease obligation                    $   --
                                                           ========

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Note 7 - Commitments
--------------------

Operating Leases
----------------

The Company leases office space and office equipment under noncancelable operating leases.

Rent expense for these leases was:

Year Ended November 30,
-----------------------

     2002                                      $  273,261
     2001                                      $  264,618
     2000                                      $  341,851

Operating Leases (continued)
----------------------------

Future minimum lease payments under these leases are approximately as follows:

Year Ending November 30,
------------------------

     2003                                      $  266,000
     2004                                         264,000
     2005                                         263,000
     2006                                         109,000
                                               ----------
                                               $  902,000
                                               ==========

Post Employment Benefit
-----------------------

Effective March 1, 2002, the Company entered into an employment agreement with John Kelly, requiring total post retirement payments totaling $362,987. The agreement provided that John Kelly resign as President, Chief Executive Director and be named Chairman of the Board. As of September 30, 2002, John Kelly was no longer active in the Company's affairs and as a result the Company expensed the remaining $272,233 of unpaid benefits. On January 16, 2003, John Kelly resigned as Chairman of the Board. The Company's future obligations under this agreement as of November 30, 2002 are $181,967 and $44,902 for fiscal years 2003 and 2004, respectively. This agreement expires February 2004.


Note 8 - Stockholders' Equity
-----------------------------

Preferred Stock
---------------

Dividends on the Series C Preferred Stock will accrue at 6% per year commencing December 1, 1997. Dividends are payable annually only to the extent that the Company's net income from December 1 1993 exceeds the product of $200,000 multiplied by the number of years elapsed from December 1, 1993 through the last day of the fiscal years next preceding dividend payment date. Dividend payment dates commenced on March 31, 1999 and continue each March 31 thereafter.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Dividends have not been declared in fiscal year 2002 as the Company has a stockholders' deficit as of November 30, 2002 and therefore, is unable to declare or pay dividends. Cumulative undeclared and unpaid dividends were $266,000 and $133,000 at November 30, 2002 and 2001, respectively. As dividends have not been declared as of November 30, 2002 the current year accrual of $133,000 has not been made in the accompanying financial statements. The preferred stock does not vote although holders of 51% must approve certain items such as any changes in control, sale of the Company or a sale of the majority of the Company's assets. The Series C Preferred Stock may be redeemed at the Company's option any time at $1,000 per share plus accrued dividends.

Stock Options
-------------

The 1999 Incentive and Non-statutory Stock Option Plan (the Plan) authorizes the issuance of up to 400,000 shares of the Company's Common Stock. The Plan will remain in effect until December 31, 2008 unless terminated earlier by action of the Board. All employees of the Company are eligible to receive options under the Plan at the discretion of the Board. Options issued under the Plan vest one-third per year upon each of the first three anniversaries of the issue date and have a term of ten years from the date of issue.

The following table presents the activity for options outstanding:

                                                                        Weighted
                                                         Incentive       Average
                                                           Stock        Exercise
                                                          Options         Price
                                                         --------       --------
Outstanding - November 30, 1999                           161,841       $   0.75
         Granted                                             --             --
         Forfeited/canceled                               (33,743)          0.75
         Exercised                                           --             --
                                                         --------       --------

Outstanding - November 30, 2000                           128,098           0.75
         Granted                                             --             --
         Forfeited/canceled                               (19,938)          0.75
         Exercised                                           --             --
                                                         --------       --------

Outstanding - November 30, 2001                           108,160           0.75
         Granted                                             --             --
         Forfeited/canceled                                  --             --
         Exercised                                           --             --
                                                         --------       --------

Outstanding - November 30, 2002                           108,160       $   0.75
                                                         ========       ========

The following table presents the composition of options outstanding and exercisable:

                               Options Outstanding           Options Exercisable
                               -------------------  -------  -------------------
 Range of Exercise Prices       Number    Price*    Life*     Number    Price*
---------------------------     -------   -------   -------   -------   -------
         .75                    108,160   $  0.75      6.00   108,160   $  0.75
                                -------   -------   -------   -------   -------

Total - November 30, 2002       108,160   $  0.75      6.00   108,160   $  0.75
                                =======   =======   =======   =======   =======

*Price and Life reflect the weighted average exercise price and weighted average remaining contractual life, respectively.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Stock Options (continued)

The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock option plans. Had compensation cost for the Company's option plan been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS No. 123, the Corporation's net loss and basic loss per common share would have been changed to the pro forma amounts indicated below:

                                                   For the Years Ended
                                                       November 30,
                                           -----------------------------------
                                              2002         2001         2000
                                           ---------    ---------    ---------

Net loss - as reported                     $(675,666)   $(368,678)   $(919,583)
Net income - pro forma                          --           --           --
Basic loss per common share - as reported      (0.17)       (0.10)       (0.24)
Basic loss per common share - pro forma        (0.21)       (0.10)       (0.24)

The Company utilizes the Black-Scholes option-pricing model to calculate the fair value of each individual issuance of options. The Company had no stock option grants for the years ended November 30, 2002, 2001 and 2000.


Note 9 - Employee Benefit Plan
------------------------------

Effective December 1, 1991, the Company established the Pak Mail 401(k) Profit Sharing Plan (the Plan). All employees of the Company who are 21 years of age and have completed one year of eligibility service, as defined, may participate in the Plan. Participants may make tax deferred contributions in any amount up to the maximum allowable under current federal tax laws. The Company will contribute an amount equal to 50% of each participant's contribution, limited to 3% of the participant's compensation as defined in the Plan.

Company contributions to the Plan are as follows:

                                                  For the Years Ended
                                                      November 30,
                                           -----------------------------------
                                              2002         2001         2000
                                           ---------    ---------    ---------
Benefit contributions                      $  16,368    $  19,918    $  27,887
                                           =========    =========    =========


Note 10 - Advertising Fund
--------------------------

The Company has established an advertising trust to administer funds collected from franchisees for advertising. The advertising trust is a separate legal entity and, therefore, the Company is not contingently liable for any trust liabilities incurred; nor is the trust activity reflected in the accompanying consolidated financial statements.

                PAK MAIL CENTERS OF AMERICA, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements


Note 11 - Restricted Cash
-------------------------

At November 30, 2002 and 2001, the amounts collected and due to the advertising trust of $75,516 and $138,406, respectively, are included in restricted cash.


Note 12 - Subsequent Event
--------------------------

On November 6, 2002, a proxy statement was sent to the SEC detailing a proposed merger. Under the merger agreement, Pak Mail Acquisition Corp. will be merged with and into Pak Mail and Pak Mail will be the surviving entity. If the merger agreement is approved Pak Mail's stockholders will be entitled to receive $0.0516 per share in cash for their shares of Pak Mail common stock and Pak Mail Investment Partnership L.P. and D.P. Kelly and associates will own all of the capital stock of Pak Mail. This proxy has not been declared effective by the SEC and thus has not been approved by the stockholders as of our report date.

                                      PROXY

                        PAK MAIL CENTERS OF AMERICA, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 2003

     The undersigned hereby constitutes and appoints P. Evan Lasky the true and lawful attorney and proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Pak Mail Centers of America, Inc. (the "Company") at the Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of Pak Mail, 7173 South Havana Street, Suite 600, Englewood, Colorado 80112, on ____, _______, 2003, at 9:00 a.m. Mountain Time, and at all adjournments thereof for the following purposes:

     1. To vote in favor of the Agreement and Plan of Merger, dated as of October 17, 2002, as amended as of October 28, 2002, by and between Pak Mail and Pak Mail Acquisition Corp. (the "Merger Agreement"), and the merger of Pak Mail Acquisition Corp. with and into Pak Mail pursuant to the Merger Agreement


          [  ] FOR

          [  ] AGAINST

          [  ] ABSTAIN


     2. In his discretion, the Proxy is authorized to vote upon such other business as properly may come before the Special Meeting, if it was not known to the Proxy a reasonable time before the solicitation that such matters would properly come before the Special Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorney and proxy lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING AS DIRECTED BY THE BOARD OF DIRECTORS.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. The proxy and attorney intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.


                                            Dated and Signed:

                                            _________________________, 2003



                                            Signature(s) should agree with the
                                            name(s) stenciled hereon.
                                            Executors, administrators,
                                            trustees, guardians and attorneys
                                            should so indicate when signing.
                                            Attorneys should submit powers of
                                            attorney.